THE PBHG FUNDS, INC.
                              --------------------


[PHOTO OMITTED]

[LOGO OMITTED] ANNUAL REPORT
MARCH 31, 2000

THE PBHG FUNDS, INC.

PBHG GROWTH FUNDS
PBHG Growth Fund
PBHG Emerging Growth Fund
PBHG Large Cap Growth Fund
PBHG Select Equity Fund
PBHG Core Growth Fund
PBHG Limited Fund
PBHG Large Cap 20 Fund
PBHG New Opportunities Fund

PBHG VALUE FUNDS
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund
PBHG Focused Value Fund

PBHG SPECIALTY FUNDS
PBHG International Fund
PBHG Cash Reserves Fund
PBHG Technology & Communications Fund
PBHG Strategic Small Company Fund

1
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
THE PBHG FUNDS, INC.

TABLE OF CONTENTS
-----------------------------------------------
Message to Shareholders                      3
PBHG Portfolio Managers                      4
Management Discussion and Analysis           7

PBHG GROWTH FUNDS
-----------------------------------------------
PBHG Growth Fund                             8
PBHG Emerging Growth Fund                   10
PBHG Large Cap Growth Fund                  12
PBHG Select Equity Fund                     14
PBHG Core Growth Fund                       16
PBHG Limited Fund                           18
PBHG Large Cap 20 Fund                      20
PBHG New Opportunities Fund                 22

PBHG VALUE FUNDS
-----------------------------------------------
PBHG Large Cap Value Fund                   24
PBHG Mid-Cap Value Fund                     26
PBHG Small Cap Value Fund                   28
PBHG Focused Value Fund                     30

PBHG SPECIALTY FUNDS
-----------------------------------------------
PBHG International Fund                     32
PBHG Cash Reserves Fund                     34
PBHG Technology & Communications Fund       36
PBHG Strategic Small Company Fund           38

Report of Independent Accountants           40
Statements of Net Assets/Schedules
   of Investments                           41
Statements of Asset and Liabilities         82
Statements of Operations                    84
Statements of Changes in Net Assets         86
Financial Highlights                        91
Notes to Financial Statements               94
Notice to Shareholders                      98


2
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

THE PBHG FUNDS, INC.

MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   We are pleased to send you The PBHG Funds, Inc. Annual Report for the fiscal year ended March 31, 2000. This year was one of great challenge and success for everyone at PBHG -- from our portfolio managers to our shareholder services representatives.

PERFORMANCE RESULTS
   In a rapidly changing economic and market environment, we believe our portfolio managers were very successful in identifying and investing in companies with strong growth potential. For the fiscal year ended March 31, 2000, eleven of our fourteen domestic equity funds outperformed their respective benchmark and their mutual fund peers as defined and measured by Lipper, Inc. We encourage you to read the performance information for each of the PBHG Funds contained in this report. However, it is important to understand that these outstanding results were generated in an unusually strong market environment for the type of securities in which we seek to invest and that they are unlikely to be sustained. We believe that it is equally important for shareholders to be sure of their personal investment and savings goals and make sure they have chosen investments that will help them to meet those goals over the long term.

SHAREHOLDER SERVICES
   Our extraordinary investment performance results created an extremely challenging environment for our shareholder service center as the volume of shareholder calls from both longtime shareholders and those new to PBHG increased dramatically. While we were successful in anticipating the upward trends in volumes and increasing staff to meet those trends, our increase was not sufficient to maintain the standards that you and we expect from PBHG. While there is no excuse for our service levels being diminished, it was impossible for us to predict the more than 400% increase in call, transaction and e-mail volumes that we experienced in the first quarter of 2000. We apologize for any inconvenience that this situation may have caused you over the last few weeks, but we are confident that we will once again be meeting your service level expectations by the time you read this letter.
   In addition to increasing our staff, we are in the process of adding additional features and functionality to PBHG FundLink (our automated telephonic shareholder service system) and our web site, www.pbhgfunds.com. These features will make it easier than ever for you to obtain information about your account. Enclosed with this report is a brochure describing the new functionality of PBHG FundLink.
   The newest version of PBHG FundLink, which is scheduled for release in early June, will feature voice recognition technology. This means that you will be able to verbally instruct the system to provide information or perform transactions rather than pushing the buttons on your phone to navigate through menu options. The "Your Account" section of our web site will include new transaction capabilities and be upgraded to make navigation simpler. We are extremely pleased to provide these services so that you can conduct many of your routine transactions at a time most convenient for you.

NEW PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
   To expand and enhance the investment choices available to our investors, PBHG has filed a registration statement with the Securities and Exchange Commission for a new fund, the PBHG Global Technology & Communications Fund. This fund will seek to provide investors with long-term growth of capital and invest in common stocks and American Depositary Receipts of U.S. and non-U.S. companies doing business in the technology and communications sectors of the world's markets. This fund is an expansion of the technology sector expertise of Pilgrim Baxter & Associates, Ltd. into the global equity markets. For more information on this fund, please call 1-800-433-0051 and speak with a Shareholder Services Representative.
   As always, we thank you for your continued confidence in the PBHG Funds, and we look forward to serving your investment needs for many years to come.

[PHOTO OMITTED]

Sincerely,
[SIGNATURE OMITTED]
Harold J. Baxter
CHAIRMAN
THE PBHG FUNDS, INC.

3
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
THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

Gary L. Pilgrim, CFA
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MANAGER
   PBHG Growth Fund
   PBHG New Opportunities Fund

--------------------------------------------------------------------------------
Gary L. Pilgrim is co-founder, Director, President and Chief Investment Officer of Pilgrim Baxter & Associates, Ltd. He is also the President of The PBHG Funds, Inc. Gary has managed the PBHG Growth Fund since its inception in 1985. In addition, he is responsible for overseeing the investment management of Pilgrim Baxter's institutional client portfolios, as well as the PBHG mutual funds advised by Pilgrim Baxter. He is also responsible for overseeing the firm's day-to-day securities trading and account control operations.

     Throughout his 30-year career, Gary has specialized in growth stock investing. He began his career at Philadelphia National Bank in the late 1960's, starting as an equity analyst, later becoming Director of Research and then the Chief Investment Officer of that bank's Trust Department. Gary holds a B.S.B.A from the University of Tulsa and an M.B.A. from Drexel University. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.

     Effective April 24, 2000, Gary Pilgrim also manages the PBHG New Opportunities Fund.


Jeffrey A. Wrona, CFA
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MANAGER
BHG Technology & Communications Fund
   PBHG Core Growth Fund

--------------------------------------------------------------------------------
Jeffrey A. Wrona is the manager of the PBHG Technology & Communications Fund and PBHG Core Growth Fund. In addition, he manages small- and mid-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm, Jeff was with Munder Capital Management, where he was a Senior Portfolio Manager, as well as co-founder of Munder's mid-cap growth product and the Munder NetNet Fund. His prior industry experience includes securities analysis at Drexel Burnham Lambert. Jeff began his business career as a product design engineer with Ford Motor Company. He holds a bachelor's degree in engineering from the University of Michigan and an M.B.A. from the University of Michigan. Jeff is a Chartered Financial Analyst.

Jerome J. Heppelmann, CF
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MANAGER
   PBHG Strategic Small Company Fund
   PBHG Small Cap Value Fund
   PBHG Mid-Cap Value Fund
   PBHG Focused Value Fund
CO-MANAGER
   PBHG Strategic Small Company Fund


--------------------------------------------------------------------------------
Jerome J. Heppelmann concentrates on our small cap and mid-cap value funds. His involvement in the management of these equity strategies began in 1997. He continues to follow the disciplined value-oriented investment process that has guided the PBHG Strategic Small Company, PBHG Small Cap Value, PBHG Mid-Cap Value and PBHG Focused Value funds since their inception. Jerome has been with Pilgrim Baxter & Associates since 1994 and has held a number of roles within the firm prior to joining the value investment team. Prior to joining Pilgrim Baxter & Associates, Jerome was a member of the Investment Advisory Group within SEI Investments servicing investment management clients. Jerome holds a Chartered Financial Analyst designation and is a member of the Financial Analysts of Philadelphia, Inc. He holds a Bachelor of Business Administration with a concentration in Finance from The University of Notre Dame.

4
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
THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

Michael S. Sutton, CFA
[PHOTO OMITTED]
MANAGER
   PBHG Large Cap 20 Fund
   PBHG Large Cap Growth Fund
   PBHG Select Equity Fund


--------------------------------------------------------------------------------
Michael S. Sutton is responsible for managing the PBHG Large Cap 20 and PBHG Large Cap Growth Funds . In addition, Michael manages large cap growth portfolios and researches large cap growth stocks. Michael joined Pilgrim Baxter & Associates from Loomis, Sayles & Co., where he worked as a portfolio manager for seven years. There, he managed institutional mid and large cap growth portfolios. His prior industry experience includes portfolio management at Stein, Roe & Farnham. While there, he managed portfolios in a large cap growth style. Michael received his BS in Finance, MBA and JD from Florida State University and is a Chartered Financial Analyst and a Chartered Investment Counselor.

     Effective April 24, 2000, Michael Sutton also manages the PBHG Select Equity Fund.


Erin A. Piner
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MANAGER
   PBHG Limited Fund
   PBHG Emerging Growth Fund


--------------------------------------------------------------------------------
Erin A. Piner manages the PBHG Limited Fund and the PBHG Emerging Growth Fund and focuses her research on the smallest companies in the Pilgrim Baxter universe. In addition, she manages micro-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm in 1995, Erin worked in the private client groups of Kidder, Peabody & Co., Inc. and Paine Webber, Inc. (subsequent to its merger with Kidder, Peabody). Erin holds a B.A. from the College of the Holy Cross. She is currently a candidate in the Chartered Financial Analyst program.


Raymond J. McCaffrey, CFA
[PHOTO OMITTED]
MANAGER
   PBHG Large Cap Value Fund



--------------------------------------------------------------------------------
Raymond J. McCaffrey is a portfolio manager concentrating on our large cap value discipline. Ray joined Pilgrim Baxter Value Investors in 1997 from Pitcairn Trust Company, where he was Vice President, Technology Analyst & Portfolio Manager responsible for the management of a concentrated equity portfolio and for security analysis and research of the technology sector. His ten years of investment experience also include investment analyst positions with Cypress Capital Management, Independence Capital Management and Fidelity Bank. Ray is an honors graduate of Villanova University with a BS in Economics and received his MBA from Carnegie Mellon University with a concentration in Finance and Investments. He is a Chartered Financial Analyst.

5
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
THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

James M. Smith, CFA
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CO-MANAGER
PBHG Strategic Small Company Fund

--------------------------------------------------------------------------------
James M. Smith is the manager of the Growth portion of the PBHG Strategic Small Company Fund. In addition, he manages small-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Jim possesses over twenty-five years of investment experience in equity portfolio management and research. Prior to joining Pilgrim Baxter, he managed a small-cap growth equity mutual fund for Selected Financial Services. His prior service also includes employment with Sears Investment Management Company as a Vice President responsible for emerging growth and venture capital portfolios. Jim is a graduate of Washington & Lee University, where he was inducted into Phi Beta Kappa. He also holds an M.B.A. from Northwestern University. Jim is a Chartered Financial Analyst.

Andrew Preston, MSI
[PHOTO OMITTED]
MANAGER
PBHG International Fund


--------------------------------------------------------------------------------
Andrew Preston is the manager of the PBHG International Fund. He served as the Fund's co-manager from 1995 through 1998. In 1985, he joined Murray Johnstone International Limited, a registered investment adviser located in Glasgow, Scotland and the investment sub-advisor for the PBHG International Fund. Murray Johnstone is a wholly-owned subsidiary of Murray Johnstone Holdings Limited, which together have over $7 billion in assets under management for institutional clients worldwide. Murray Johnstone Holdings Limited, with its predecessors, has been in business since 1907.

     Andrew currently serves as Portfolio Manager and Director (since 1993) of Murray Johnstone International Limited. He has managed investments in the United Kingdom, the United States, Japan and Southeast Asia. Andrew holds a B.A. from the University of Melbourne, where he majored in Economics and Far Eastern Languages (Chinese and Japanese) and Culture.


John C. Keogh
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MANAGER
PBHG Cash Reserves Fund


--------------------------------------------------------------------------------
John Keogh is a Senior Vice President and Partner at Wellington Management Company, LLP, the investment sub-adviser for the PBHG Cash Reserves Fund. Wellington is an investment management firm servicing public mutual funds, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 2000, it had discretionary management authority over $248 billion of assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933.

     John is responsible for money market and other short duration portfolios at Wellington, managing approximately $23 billion in this asset class. He is a member of Wellington's Fixed Income Review Group and he chairs the firm's Short Duration Bond Strategy Group, which develops guidelines for their portfolio managers. John has the distinction of managing the first dollar-denominated money market fund ever offered by a Japanese entity. Prior to joining Wellington in 1983, he worked in the investment division of Connecticut National Bank. John holds a B.A. in Economics from Tufts University.


6
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
THE PBHG FUNDS, INC.

MANAGEMENT DISCUSSION AND ANALYSIS
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DEAR FELLOW SHAREHOLDERS:
Despite significant events that had the potential to cause the markets to perform poorly, the fiscal year ended March 31, 2000 proved to be more rewarding to our shareholders than any other in the almost 15 year history of The PBHG Funds, Inc. Among these "market torpedo" was investor and media preoccupation with the potential computer problems associated with the change over to the year 2000 or "Y2K Problem." Although this issue was a serious global concern, it was addressed appropriately by all industries and had no major impact on the ability of the world's computer systems to function properly. The Federal Reserve's determination to raise interest rates to maintain steady growth without high levels of inflation was certainly another significant market event. However, the United States economy's robust growth, combined with low inflation, low unemployment and rising corporate earnings, provided an ideal environment for market advances.

While the market's advance during the fiscal year was led in large part by technology, smaller capitalization stocks outperformed those of their larger counterparts after two years of being almost completely ignored by investors. The Russell 2000, a commonly used measure of the performance of small cap stocks, returned 37.29% for the year ended March 31, 2000 while the S&P 500 returned 17.94% for the same period. Growth stocks outperformed value stocks even more significantly with the Russell 2000 Growth Index returning 59.06% in comparison to the Russell 2000 Value Index return of 13.24% for the year ended March 31, 2000. No summary of market results for the year ended March 31, 2000 would be complete without mentioning the 86.08% return of the Nasdaq Composite Index or the returns of more concentrated technology indexes like the Pacific Stock Exchange High Technology Index-133.68% or the Soundview Technology Index-170.09%.

The performance of the PBHG Funds for the fiscal year moved in step with these major market averages. Although nearly all of our 14 domestic equity funds significantly outperformed their respective benchmarks, our growth funds, which are naturally drawn to the higher growth companies found in the technology sector, outperformed our value funds. Our best performing growth funds were those with the greatest exposure to the technology sector. The PBHG New Opportunities Fund surged an unprecedented 529.94%, the PBHG Select Equity Fund returned 240.82% and the PBHG Growth Fund advanced 148.57%. The technology concentrated PBHG Technology & Communications Fund returned 233.99%. The returns of the PBHG value funds were in direct correlation to their market capitalization with the PBHG Small Cap Value Fund leading the group with a 64.76% return followed by the PBHG Mid-Cap Value Fund at 42.21% and the PBHG Large Cap Value Fund at 14.25%. The more flexible and concentrated PBHG Focused Value Fund returned 89.17%. While we are extremely proud of all the investment results mentioned above, we would like to remind you that they were generated in an unusually strong market environment and will likely not be sustainable.

The market returns of the past year should serve as another reminder that investors should stay focused on building portfolios and investment programs that provide diversification and are geared towards meeting their long-term investment objectives. There were many reports of investors that positioned their portfolios in cash because of the uncertainty regarding Y2K only to miss the significant market appreciation that occurred in fourth quarter of 1999. While a long-term outlook can be difficult to maintain in periods of short-term market volatility, it has generally been rewarded. We truly believe that "time in the market" is more important than "timing the market."

Sincerely,
[SIGNATURE OMITTED]
Gary L. Pilgrim
PRESIDENT AND CHIEF INVESTMENT OFFICER
PILGRIM BAXTER & ASSOCIATES, LTD.

7
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
THE PBHG FUNDS, INC.
PBHG GROWTH FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN:  Small to medium-sized growth companies.
STRATEGY: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies, in the opinion of Pilgrim Baxter, have an outlook for strong growth in earnings and the potential for significant capital appreciation. The Fund is aggressive and should be considered a long-term investment. The Fund is currently making the majority of purchase selections in companies with market capitalizations in the $1 billion to $10 billion range.

PERFORMANCE
    For the year ended March 31, 2000, the Fund's total return was 148.6% versus the Russell 2000 Growth Index return of 59.1%, the 97.8% average return of all funds classified as midcap growth by Lipper, Inc. and the Russell Mid-Cap Growth Index return of 77.2%. In contrast to last year's returns, which were negative in three of the four quarters, this fiscal year had positive returns in each quarter, topped by the December quarter. This quarter's return of 64.6% was, by a wide margin, the largest in the Fund's fifty-seven quarter history. The environment for most of the year was one of leadership by technology companies and smaller growth companies. For example, both the PSE Technology Index and the Soundview Technology Index were up in excess of 130%. By comparison, value driven and large cap indexes were much less productive as shown by the S&P's return of 17.9% and the fact that the various Russell value indexes were contained within a return range of 4% to 13%.
    Using the Russell 2000 Growth Index as a reference, the highest returns during the year came from the areas of business equipment & services and technology, capital goods and healthcare while consumer durables, non-durables and services, raw materials and financial services were relatively weak. The Fund's major overweightings in technology and business equipment and services delivered the majority of the outperformance. These two sectors together accounted for about 80% of the portfolio holdings on average during the year. We had little or no exposure to the weakest performing sectors. For example, we were very underweighted in financial services which struggled with a less then accommodating interest rate environment during much of the year. As is the norm for us, the weightings outcomes were arrived at by anticipating and staying with those companies showing exceptional earnings results. The year was marked by relatively few fundamental disappointments and a long list of companies that exceeded earnings expectations while growing their businesses at very high rates. While results aren't complete for the last quarter of the fiscal year, the first three quarters showed portfolio companies growing at rates in the 55-80% range in both sales and earnings. The portfolio companies also experienced a sharply declining number of negative earnings surprises as the year progressed. In the final analyses, we believe these great earnings outcomes more than explain our relatively good investment returns.

PORTFOLIO HIGHLIGHTS
    With a portfolio return of 148.6%, there were obviously many great performing stocks in the portfolio during the year. Stocks the Fund held for the full fiscal year that produced above average returns included Check Point Software, Applied Micro Circuits, Micromuse and SDL Inc. New positions that performed particularly well included Redback Networks, E.Piphany, Ditech Communications and Copper Mountain Networks. Each of these companies not only delivered solid fundamental results during the year, but were involved in technology and/or the internet in some way. A sample of investment bloopers would include US Liquids, Consolidated Graphics, Navigant Consulting, Lason and Engineering Animation. The common theme, as always, was earnings targets were missed, dramatically lowering expectations going forward. As shareholders are aware, we seldom continue to hold companies that miss their numbers and all of the above were sold.
    As we are writing this review, the market and the technology sector are coming under intense selling pressure. With the huge outperformance of the Nasdaq over the last year, driven very much by technology, one could certainly argue that a setback was overdue. As much as we hate to give back performance, the only real defensive option for an investor like ourselves is a heavy cash position. Our strategy, however, is to always own a portfolio of the most rapidly growing, quality companies and to accept the volatility that comes with these types of companies and stay fully invested. We have never claimed any market timing expertise and we don't believe that it is possible to consistently add value by jumping in and out of the market. Our focus will continue to be on individual stock selection as we attempt to add value by owning great growth companies. As we work our way through this period, remember that many investors sell stocks simply because they are going down. It is our experience that this type of environment produces great opportunity to acquire high growth rate, smaller companies much more easily than under normal circumstances. That will be our strategy in the weeks ahead.
    We thank you for your investment in the Fund.

8
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
THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

----------------------------------------------------------------------------------------
                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
----------------------------------------------------------------------------------------
  PBHG Growth Fund
     -PBHG Class 2                 148.57%    42.49%     29.54%    26.11%    23.23%
----------------------------------------------------------------------------------------
  PBHG Growth Fund -
     Advisor Class 3               147.98%    42.13%     29.31%    26.04%    23.15%
----------------------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                         $10,000 INVESTMENT IN THE PBHG
                         GROWTH FUND, PBHG CLASS, VERSUS
                        THE RUSSELL 2000 GROWTH INDEX AND
                         THE LIPPER MID-CAP GROWTH FUNDS
                                     AVERAGE
[LINE GRAPH OMITTED]
              PBHG Growth Fund,     Russell 2000       Lipper Mid-Cap Growth
                  PBHG Class        Growth Index(4)       Funds Average(5)
12/31/85            $10000               $10000             $10000
1/31/86              10250                10228              10239
2/28/86              11080                10983              11002
3/31/86              11510                11482              11619
4/30/86              11640                11763              11819
5/31/86              12580                12194              12503
6/30/86              12680                12233              12698
7/31/86              11700                10918              11508
8/31/86              12380                11153              11989
9/30/86              11240                10245              10930
10/31/86             12193                10766              11593
11/30/86             12676                10718              11714
12/31/86             12394                10358              11411
1/31/87              14728                11691              12966
2/28/87              16509                12823              14219
3/31/87              16871                13175              14406
4/30/87              16911                12767              14215
5/31/87              17046                12677              14385
6/30/87              16508                12991              14441
7/31/87              16604                13302              14910
8/31/87              17548                13687              15591
9/30/87              17524                13413              15323
10/31/87             12898                 8994              11048
11/30/87             11840                 8399              10298
12/31/87             13832                 9273              11677
1/31/88              13566                 9454              11703
2/29/88              14814                10334              12599
3/31/88              14660                10888              12816
4/30/88              15011                11151              13050
5/31/88              14576                10783              12792
6/30/88              15684                11579              13731
7/31/88              14969                11363              13282
8/31/88              14099                10950              12745
9/30/88              14744                11260              13242
10/31/88             14449                11073              13040
11/30/88             14119                10642              12723
12/31/88             14780                11162              13310
1/31/89              15792                11638              14124
2/28/89              15553                11667              14047
3/31/89              15244                11991              14441
4/30/89              16467                12588              15394
5/31/89              18020                13191              16285
6/30/89              17004                12767              15748
7/31/89              18401                13365              16874
8/31/89              19177                13749              17464
9/30/89              19896                13907              17662
10/31/89             18852                13146              16863
11/30/89             18698                13263              17121
12/31/89             19109                13413              17284
1/31/90              17501                12029              15761
2/28/90              18537                12485              16278
3/31/90              19377                13057              17006
4/30/90              18948                12669              16637
5/31/90              21627                13799              18439
6/30/90              21823                13881              18557
7/31/90              20716                13250              17900
8/31/90              17984                11332              15641
9/30/90              15483                10259              14308
10/31/90             14787                 9683              13879
11/30/90             16614                10574              15129
12/31/90             17266                11078              15897
1/31/91              19518                12118              17389
2/28/91              20782                13510              18834
3/31/91              22659                14462              20053
4/30/91              22284                14290              19754
5/31/91              23271                14980              20846
6/30/91              20664                13961              19506
7/31/91              22323                14593              20879
8/31/91              23449                15238              21848
9/30/91              23074                15467              21887
10/31/91             23745                16126              22728
11/30/91             22724                15285              21880
12/31/91             26179                16748              24871
1/31/92              27174                18064              25543
2/29/92              27447                18257              25893
3/31/92              25782                17207              24487
4/30/92              24862                16208              23341
5/31/92              24688                16171              23415
6/30/92              23544                15140              22357
7/31/92              23420                15615              23191
8/31/92              22649                15014              22623
9/30/92              23644                15433              23200
10/31/92             25061                16068              24199
11/30/92             28298                17568              26089
12/31/92             33612                18050              26971
1/31/93              33003                18274              27465
2/28/93              30891                17281              26147
3/31/93              34668                17726              27208
4/30/93              33868                17164              26501
5/31/93              37613                18193              28221
6/30/93              39822                18236              28593
7/31/93              40302                18418              28793
8/31/93              43375                19300              30437
9/30/93              47344                19938              31679
10/31/93             48145                20514              32009
11/30/93             46320                19684              30869
12/31/93             49312                20461              32212
1/31/94              51258                21006              33049
2/28/94              51777                20913              32977
3/31/94              47592                19629              31011
4/30/94              47884                19659              30931
5/31/94              45192                19218              30328
6/30/94              41591                18397              28841
7/31/94              42888                18659              29502
8/31/94              47657                20028              31620
9/30/94              49052                20112              31804
10/31/94             50577                20326              32621
11/30/94             49571                19504              31417
12/31/94             51654                19964              32055
1/31/95              49122                19557              31699
2/28/95              51849                20461              33100
3/31/95              54219                21058              34305
4/30/95              53667                21375              34442
5/31/95              54089                21655              35080
6/30/95              59998                23147              37900
7/31/95              67238                24951              41326
8/31/95              67141                25258              41917
9/30/95              70712                25779              43263
10/31/95             72660                24510              42103
11/30/95             75550                25591              43737
12/31/95             77660                26158              43964
1/31/96              74186                25942              43815
2/29/96              79673                27125              45830
3/31/96              82140                27662              46761
4/30/96              89056                29786              50529
5/31/96              93114                31314              52621
6/30/96              89348                29278              50353
7/31/96              80128                25704              44971
8/31/96              84218                27606              47831
9/30/96              91621                29027              51265
10/31/96             85192                27776              49450
11/30/96             87465                28548              50593
12/31/96             85290                29105              50390
1/31/97              85225                29832              52038
2/28/97              76102                28031              48713
3/31/97              68375                26052              45293
4/30/97              68667                25751              45257
5/31/97              77141                29621              50810
6/30/97              80420                30626              53167
7/31/97              85972                32195              57330
8/31/97              84153                33161              57485
9/30/97              90192                35808              61866
10/31/97             85160                33656              58222
11/30/97             82465                32855              57226
12/31/97             82433                32874              57472
1/31/98              80290                32436              56604
2/28/98              87757                35299              61602
3/31/98              91653                36780              64701
4/30/98              92010                37006              65251
5/31/98              83569                34317              61467
6/30/98              88212                34668              64232
7/31/98              80095                31773              60526
8/31/98              60388                24439              47798
9/30/98              65063                26917              51311
10/31/98             66524                28320              53512
11/30/98             72530                30517              57996
12/31/98             82920                33279              65402
1/31/99              84705                34776              68228
2/28/99              76167                31595              63165
3/31/99              79576                32720              68067
4/30/99              76069                35610              70987
5/31/99              78764                35666              70795
6/30/99              88764                37545              76742
7/31/99              87530                36384              75913
8/31/99              89803                35023              75906
9/30/99              96978                35699              77598
10/31/99            105776                36614              84241
11/30/99            122561                40485              94459
12/31/99            159576                47621             112208
1/31/2000           159543                47177             110671
2/29/2000           216428                58154             137453
3/31/2000           197803                52041             131419

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
3 The performance shown for the Advisor Class (formerly known as the Trust Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2000 was 26.96%.
4 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
5 The Lipper Mid-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

SECTOR WEIGHTINGS -- AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical  12%
Health Care         7%
Industrial         12%
Services            3%
Technology         55%
Cash               11%
% OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN HOLDINGS - MARCH 31, 2000
InfoSpace                                         3.9%
SDL                                               3.7%
Gemstar International                             3.4%
Flextronics International                         2.9%
Peregrine Systems                                 2.9%
Micromuse                                         2.8%
Network Solutions                                 2.8%
Check Point Software                              2.6%
Macrovision                                       2.3%
Research in Motion                                2.2%
-------------------------------------------------------
% of Total Portfolio Investments                 29.4%

9
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG EMERGING GROWTH FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term growth of capital.
INVESTS IN:  Domestic emerging growth companies.
STRATEGY: The Fund's strategy is to invest in young, rapidly growing companies with prospects for continued growth. The Fund will typically target the following sectors: technology, healthcare, consumer, and service. The Fund will remain diversified over a large number of securities.

PERFORMANCE
    For the year ending March 31, 2000, the PBHG Emerging Growth Fund generated a return of 101.33%, significantly outperforming its small-cap benchmark, the Russell 2000 Growth Index, which finished the same period up 59.06%. After underperforming the Russell 2000 Growth by 990 basis points in fiscal year 1999, this past year's extraordinary relative outperformance clearly illustrates a dramatic reversal of fortune for our rapidly growing, high-quality small company holdings. This divergence in returns demonstrates that while market sentiment can be erratic, our mission to stay consistently invested in the emerging growth companies with strong earnings and revenue growth prospects regardless of short-term swings in market valuation will reward our long-term investors over time.
    Addressing the Emerging Growth Fund's rather lackluster performance in the last annual report, we wrote the following: "The last year has been another difficult year for small-cap stocks. With the Dow hitting 10,000 and the Internet craze creating billions of valuation each week, some may ask why we remain so staunchly committed to small, rapidly growing companies. We remain unfazed...we believe that the small-cap sector in general and the PBHG Emerging Growth Fund in particular will provide the investor with the potential for explosive returns." This assertion that our fundamentally strong, fast growing small-cap holdings were perfectly positioned to benefit from a renewed focus on earnings growth proved correct over the year that has followed. However, recent and historical market volatility along with the extreme difficulty of accurately forecasting changes in market sentiment have clearly reinforced our contention that this aggressive growth Fund provides the best returns to disciplined investors who maintain a long-term time horizon.

PORTFOLIO HIGHLIGHTS
    With relative valuations hovering near all time lows against the backdrop of strong growth and the wind of a more benevolent environment toward small-cap stocks at their back, technology stocks provided the performance leadership for the strong returns of the Emerging Growth Fund over the period ending March 31, 2000. Many of our long-term small-cap holdings that suffered through the abysmal performance of fiscal year 1999 were well rewarded over the twelve months that followed.
    Among those positions held throughout the fiscal year that were significant contributors to the Fund's performance were the following: Business Objects, a provider of business intelligence software was up 570% in the period. Having been inappropriately stigmatized as an old economy software company that would die a painful Y2K related death, Business Objects responded with strong fundamental performance that was rewarded over the last twelve months as investors began to embrace the small Paris based company as an important e-commerce enabling technology vendor. Having consistently outpaced the market's expectations for earnings and revenue growth, Polycom, a manufacturer of traditional audio and video conferencing products as well as integrated access devices for new technology based service providers, posted a 322% return in the period. Peregrine Systems, an enterprise software and service vendor that enables the management of corporate infrastructure resources from procurement throughout the entire lifecycle was up 299% in the period. Peregrine provides another example of an old economy software company whose valuation improved significantly as investors came to recognize it as a new economy infrastructure necessity in the business to business Internet commerce arena. Forrester Research, a provider of market data and insight to technology professionals continued to benefit from the growth of our transforming digital economy, posting a 257% return for the period. Advent Software, a maker of software for the asset management industry was up 175% in the period. It is without accident that each of these companies is profitable and has maintained a solid, scalable business model. These profitable high growth companies continue to be the mainstay of the investment process for the Emerging Growth Fund.
    In addition to our long-term holdings, the Fund also had a number of new positions contribute handsomely to the period's positive returns. Ditech Communications, a provider of telecommunications equipment, which was originally purchased in June 1999 as the company was approaching quarterly profitability; Informatica, a provider of software for data analysis, initially purchased in April 1999; and Micromuse, a provider of software for telecommunications management, also purchased in April 1999 each delivered stellar returns to the Fund. Similar to our aforementioned long-term holdings, we believe each of these companies is profitable and growing rapidly.
    While it is easy to find winners in a year such as the one that has just passed, we had our fair share of losers in the Fund as well. The healthcare sector experienced earnings disappointments followed by significant wealth destruction as the nuclear winter of Y2K significantly affected many companies in this sector. Healthcare was the only sector that delivered negative returns in the portfolio, but certain individual companies across all industries such as Laser Vision Centers, Dave & Busters, Axent Technologies and Consolidated Graphics also detracted from the Fund's performance.
    Looking forward, while many of us expect volatility to continue to be a defining characteristic of the year ahead, we believe the strong revenue and earnings growth offered by our portfolio of high-quality, small emerging growth companies should continue to yield healthy returns over time. Although periods of extreme market volatility have historically proven to be particularly difficult for the small-cap asset class, we are optimistic that a renewed focus on quality will be a key performance driver for the rapidly growing, fundamentally robust small companies that have always been the hallmark of our portfolio.

10
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

-------------------------------------------------------------------------------
                                 One      Annualized  Annualized   Annualized
                                Year        3 Year      5 Year      Inception
                               Return       Return      Return      to Date2
-------------------------------------------------------------------------------
  PBHG Emerging Growth Fund    101.33%      29.32%      22.88%       26.34%
-------------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                         $10,000 INVESTMENT IN THE PBHG
                         GROWTH FUND, PBHG CLASS, VERSUS
                        THE RUSSELL 2000 GROWTH INDEX AND
                         THE LIPPER MID-CAP GROWTH FUNDS
                                     AVERAGE
[LINE GRAPH OMITTED]
            PBHG Emerging       Russell 2000      Lipper Small Cap
             Growth Fund      Growth Index(3)  Growth Funds Average(4)
6/30/93        $10000              $10000       $10000
7/31/93         10198               10100        10048
8/31/93         11304               10583        10595
9/30/93         12500               10933        11076
10/31/93        13063               11249        11225
11/30/93        12332               10794        10794
12/31/93        13100               11220        11309
1/31/94         13636               11519        11619
2/28/94         14075               11468        11621
3/31/94         13100               10764        10918
4/30/94         13261               10780        10916
5/31/94         12854               10539        10623
6/30/94         12008               10088        10084
7/31/94         12372               10232        10280
8/31/94         13689               10983        11022
9/30/94         14621               11029        11168
10/31/94        15628               11146        11426
11/30/94        15435               10695        11067
12/31/94        16216               10947        11350
1/31/95         15518               10724        11149
2/28/95         16130               11220        11627
3/31/95         17290               11548        12041
4/30/95         17666               11721        12164
5/31/95         17762               11875        12296
6/30/95         19384               12693        13231
7/31/95         21328               13682        14347
8/31/95         21575               13851        14543
9/30/95         22359               14136        15002
10/31/95        21682               13441        14579
11/30/95        22982               14033        15180
12/31/95        24072               14344        15435
1/31/96         23498               14226        15310
2/29/96         24838               14874        16149
3/31/96         25963               15169        16659
4/30/96         29722               16334        18365
5/31/96         31084               17171        19334
6/30/96         29159               16055        18368
7/31/96         25142               14095        16456
8/31/96         27122               15138        17622
9/30/96         29643               15918        18761
10/31/96        28068               15231        18093
11/30/96        28011               15655        18424
12/31/96        28184               15960        18597
1/31/97         28475               16359        19047
2/28/97         24311               15371        17758
3/31/97         22403               14286        16516
4/30/97         21345               14121        16265
5/31/97         25567               16243        18603
6/30/97         27033               16794        19680
7/31/97         27882               17655        20989
8/31/97         28184               18184        21341
9/30/97         30918               19636        23089
10/31/97        28347               18455        21918
11/30/97        27289               18016        21452
12/31/97        27149               18027        21559
1/31/98         26823               17787        21238
2/28/98         28766               19357        23028
3/31/98         30045               20169        24159
4/30/98         30255               20293        24410
5/31/98         27568               18818        22767
6/30/98         28417               19011        23364
7/31/98         26009               17423        21712
8/31/98         21147               13401        17016
9/30/98         23020               14760        18368
10/31/98        22740               15530        19217
11/30/98        24532               16735        20889
12/31/98        27964               18249        23166
1/31/99         28058               19070        23740
2/28/99         24800               17326        21615
3/31/99         24064               17943        22582
4/30/99         23481               19527        23519
5/31/99         24496               19558        23723
6/30/99         27252               20588        25885
7/31/99         26610               19952        25864
8/31/99         26353               19206        25584
9/30/99         28443               19576        26326
10/31/99        30335               20078        27843
11/30/99        33604               22201        31565
12/31/99        41484               26114        37534
1/31/2000       39861               25870        37122
2/29/2000       53014               31889        46773
3/31/2000       48448               28537        43742

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Emerging Growth Fund commenced operations on June 14, 1993.
3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.


SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 7%
Health Care       10%
Industrial        9%
Services          8%
Technology        58%
Cash               8%
% OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN HOLDINGS - MARCH 31, 2000
Peregrine Systems                                 3.6%
Micromuse                                         2.7%
Business Objects ADR                              2.7%
Advent Software                                   2.5%
TranSwitch                                        2.2%
Polycom                                           2.2%
Micrel                                            2.1%
Allscripts                                        2.1%
Ditech Communications                             2.0%
Varian Semiconductor Equipment                    2.0%
-------------------------------------------------------
% of Total Portfolio Investments                 24.2%

11
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG LARGE CAP GROWTH

PORTFOLIO PROFILE
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: Companies, with above $1 billion of market capitalization that, in Pilgrim Baxter's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.
STRATEGY: The Fund consists of larger companies with historical and estimated future growth rates of over 20%. The Fund strives to layer additional strong investment ideas on top of the 20 "best Large Cap ideas" found in the PBHG Large Cap 20 Fund to provide a more diversified investment opportunity for shareholders interested in the large company arena.

    In the current environment -- where very large, multinational, economically sensitive corporations are experiencing slowing growth rates -- this Fund attempts to isolate and harness the power of consistent, high-growth, large companies that are less affected by economic cycles.

PERFORMANCE
    The PBHG Large Cap Growth Fund returned 98.6% for the fiscal year ended March 31, 2000, compared to the 17.9% return of its benchmark, the S&P 500 Index. The out performance relative to the benchmark occurred in the last three fiscal quarters. During this time, investors gravitated toward technology issues whose revenue and earnings growth rates were accelerating. The underlying strength of these companies' fundamentals increasingly began to overwhelm the doomsayer's predictions for a Year 2000 catastrophe. In fact, the fourth quarter of 1999 proved to be one of the best quarters for technology stocks ever.
    An interesting phenomenon over the past year was the intensity of the Initial Public Offering (IPO) market. Here, investors were especially eager to snap up new issues as quickly as the investment bankers could get them ready for institutional investor roadshows. An equally interesting phenomenon was that investors became increasingly willing to pay up for Internet companies that had no current earnings but were growing their revenues exponentially. These "New Economy" companies received extraordinary valuations. As their valuations grew, it increased the scrutiny of all technology companies' price appreciation. In the meantime, "Old Economy" companies were being devalued by the stock market. The divergence in these two segments reached a crescendo on March 10, 2000. Since then, there has been a revision in New and Old Economy valuations. Many New Economy issues indiscriminately lost 30% of their value by the close of the first quarter of 2000.
    Over the past year, the Fund nicely outperformed the market and our peer group as our preference for high-growth companies was rewarded. The last two quarters of the fiscal year provided most of our substantial relative outperformance. For the fiscal year, we were fortunate enough to outperform 83% of our peers, as the average return generated by the universe of multi-cap growth mutual funds (as categorized by Lipper, Inc.) was 65.1% over the same twelve-month period.
    Like last year, investors continued to favor technology stocks above all others. Determining factors seemed to be sustainable, above-average earnings and revenue growth rates in an environment characterized by increased trading liquidity. There is no question that our investment style was in favor over the last twelve months. We continue to believe that high quality, well-managed, non-cyclical growth companies with sustainable competitive advantages consistently represent the most compelling investment opportunities.
    We also experienced some disappointments during this fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, most before their share price deterioration and, unfortunately, a few after. While negative surprises are a fact of life for investors, we believe minimizing them creates superior returns over time. We plan to continue to work hard to anticipate changes in our companies' business fundamentals.

PORTFOLIO HIGHLIGHTS
    Relatively large positions in several of the market's top performers easily compensated for the negative effects of our disappointing stocks. Fortunately, several Fund holdings appreciated by more than 200% for the year.
    Technology comprised the largest sector of the portfolio and led this year's performance. One of our best performers was Qualcomm which benefited from its proprietary CDMA technology in the explosively growing cellular phone market, rising 365% from our purchase in June 1999. An important theme was our investment in Internet Infrastructure companies, which included EMC Corp., Broadcom, SunMicrosystems and Cisco Systems. A particularly important segment of the Internet infrastructure subsector was optical networking. Our company of choice here was JDS Uniphase, which was also one of last year's best performing issues appreciating 567% from our initial purchase in June of 1999. JDS Uniphase is a provider of advanced fiberoptic components and modules. The Company's components and modules are basic building blocks for fiberoptic networks and perform both optical-only (passive) and optoelectronic (active) functions within these networks. We continue to remain steadfast in our view that technology is likely to remain the fastest growing sector of our economy with the best business momentum.
    Non-technology companies also contributed to our strong performance during the year. In the consumer cyclical sector, better-than-expected earnings reports drove the share prices of Home Depot, Kohl's, Walmart and Tiffany's. In the healthcare sector, Genentech and MedImmune benefited from continued recognition as two of the best-positioned biotechnology companies. In the services sector, Gemstar International Group shares rose due to better-than-expected earnings and the expanded recognition of the company's rapidly growing service. Gemstar develops markets and licenses proprietary technologies designed to simplify and enhance consumers' interaction with electronics products and other platforms that deliver video, programming information and other data.
    As we enter the new fiscal year, the equity markets are in a period of transition. The euphoria of the prior two quarters has abated and the new mode is one of caution. Clearly the Federal Reserve is no longer accommodating with respect to interest rates. With valuations at historically high levels, we would expect periods of extreme short-term volatility. But in our opinion odds are low for a major sustained downdraft in equity markets in the presence of a vibrant U.S. economy and exceptional fundamental business dynamics. At present, some of the market's "arrogance" that it could continue climbing unabated has waned. In one sense, we are relieved that the ominous correction everyone has been anticipating for New Economy stocks has finally occurred. While we experienced some discomfort as some of "our babies" were thrown out with the "bath-water," we are confident that over the intermediate term the market will separate our "contenders" from the "pretenders". The pullback has also presented us with the opportunity to commit new capital to our investments at lower prices, which we believe will strengthen the Fund for the long-term.

12
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                           AVERAGE ANNUAL TOTAL RETURN
                              AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                                     One           Annualized       Annualized
                                    Year             3 Year          Inception
                                   Return            Return          to Date2
--------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund       98.60%            54.69%           40.59%
--------------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                         $10,000 INVESTMENT IN THE PBHG
                         GROWTH FUND, PBHG CLASS, VERSUS
                        THE RUSSELL 2000 GROWTH INDEX AND
                         THE LIPPER MID-CAP GROWTH FUNDS
                                     AVERAGE
[LINE GRAPH OMITTED]
           PBHG Large Cap                       Lipper Multi-Cap Growth
            Growth Fund        S&P 500 Index(3)     Funds Average(4)
4/30/95          $10000           $10000                  $10000
5/31/95           10070            10399                   10228
6/30/95           10920            10640                   10858
7/31/95           11740            10993                   11588
8/31/95           12310            11020                   11692
9/30/95           13160            11485                   12028
10/31/95          13510            11444                   11847
11/30/95          13720            11946                   12280
12/31/95          13383            12176                   12319
1/31/96           14146            12590                   12481
2/29/96           14827            12707                   12893
3/31/96           14992            12830                   13040
4/30/96           15880            13019                   13737
5/31/96           16509            13354                   14206
6/30/96           16158            13405                   13829
7/31/96           15023            12813                   12755
8/31/96           15601            13083                   13381
9/30/96           16870            13819                   14320
10/31/96          16365            14200                   14174
11/30/96          16994            15273                   14885
12/31/96          16514            14970                   14662
1/31/97           17247            15905                   15400
2/28/97           16504            16030                   14817
3/31/97           14727            15372                   13954
4/30/97           15626            16289                   14295
5/31/97           17330            17280                   15582
6/30/97           18197            18054                   16152
7/31/97           19860            19490                   17621
8/31/97           18941            18399                   17235
9/30/97           20139            19406                   18334
10/31/97          19282            18759                   17509
11/30/97          19365            19626                   17583
12/31/97          20206            19963                   17773
1/31/98           19893            20184                   17764
2/28/98           22450            21639                   19261
3/31/98           23681            22746                   20192
4/30/98           23817            22974                   20416
5/31/98           23160            22580                   19585
6/30/98           24861            23496                   20607
7/31/98           24621            23247                   19987
8/31/98           19945            19890                   16465
9/30/98           21458            21164                   17751
10/31/98          21573            22886                   18701
11/30/98          22993            24273                   20094
12/31/98          26353            25672                   22395
1/31/99           27213            26745                   23629
2/28/99           25671            25914                   22346
3/31/99           27447            26951                   23735
4/30/99           27157            27995                   24355
5/31/99           26029            27334                   23939
6/30/99           27950            28851                   25660
7/31/99           26933            27951                   25144
8/31/99           27135            27811                   25167
9/30/99           27593            27048                   25149
10/31/99          30363            28760                   26977
11/30/99          34284            29345                   29362
12/31/99          44025            31073                   34092
1/31/2000         44792            29512                   33274
2/29/2000         56129            28953                   38515
3/31/2000         54509            31786                   38700

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Large Cap Growth Fund commenced operations on April 5, 1995.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Multi-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 8%
Financial         3%
Health Care       8%
Industrial       10%
Services          3%
Technology       60%
Utilities         2%
Cash              6%
% OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN HOLDINGS - MARCH 31, 2000
Broadcom                                          3.2%
Nortel Networks                                   2.9%
Cisco Systems                                     2.8%
InfoSpace                                         2.7%
Juniper Networks                                  2.4%
JDS Uniphase                                      2.3%
Gemstar International                             2.2%
General Electric                                  2.1%
Siebel Systems                                    2.1%
Texas Instruments                                 2.1%
-------------------------------------------------------
% of Total Portfolio Investments                 24.9%

13
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG SELECT EQUITY FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.
STRATEGY: This portfolio is designed to concentrate our investments in approximately 30 companies that we believe represent the best growth companies in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company's specific fundamental business characteristics.

PERFORMANCE
    The PBHG Select Equity Fund returned 240.82% for the fiscal year ended March 31, 2000. This compares quite favorably to the 17.94% return of the S&P 500 and the 65.13% return of the average mutual fund in Lipper's Multi-Cap Growth Fund classification. The Fund's heavy weighting in the technology sector was a contributing factor to outperforming the benchmark but stock selection within that sector was the primary driver. Technology companies in general, and those with high earnings and sales growth rates in particular, were in high demand by investors for a large part of the year.
    The Fund underperformed to the S&P 500 in the quarter ended June 30, 1999, its first fiscal quarter. During that quarter, investors rotated out of technology stocks and into industrial and consumer cyclical issues. This was prompted by worries over the high valuations of Internet companies, which broadened to the entire technology sector. During the first fiscal quarter, the Fund returned 0.42% while the S&P 500 returned 7.05%.
    The trend of favoring the low growth stocks of the industrial and consumer cyclical sectors quickly faded in the Fund's second fiscal quarter. That quarter was marked by a return of the market's attention to the technology sector. The Fund was well positioned to benefit from that shift. During the second fiscal quarter, the Fund returned 8.22% versus a decline in the S&P 500 of 6.25%. Exposure to quality companies in the semiconductor, enterprise storage device and software, and Internet sectors boosted performance over the benchmark significantly.
    The market leadership of the technology sector continued and picked up strength in the Fund's third fiscal quarter. For the three months ended December 31, 1999, the Fund returned 130.62%, significantly outpacing the 14.88% return of the S&P 500. This was caused by a seemingly insatiable demand for the Internet and Internet-related companies that were top holdings of the Fund. Twenty-one of the companies held by the Fund increased by over 100% during its third fiscal quarter.
    During the final fiscal quarter, the Fund also produced strong returns. For the three months ended March 31, 2000, the Fund returned 35.98%, which compares favorably to the 2.30% return of the S&P 500 over the same time period. The companies in which the Fund invested continued to produce strong operating results and business momentum, a combination that was rewarded. Despite the strong performance of the quarter, the world's equity markets became increasingly volatile and continued to be so after the Fund's fiscal year end in response to the perception of rising inflation.

PORTFOLIO HIGHLIGHTS The majority of the Fund's holdings performed extremely well during the fiscal year. In fact, the Fund had positions in over 31 stocks that increased by more than 100%. Of these, 14 returned in excess of 250%. Examples of our winners include: [Bullet] InfoSpace, an Internet content provider, was up 596% from its purchase in June 1999 to fiscal year end [Bullet] Broadvision, an Internet software company, gained 578% from March 31, 1999 through its sale in January 2000.
[Bullet] Audiocodes, which designs, develops and markets telecommunications products, returned 488% from its purchase in May 1999 through fiscal year end. [Bullet] Emulex, which designs, develops and supplies network products, was up 443% from its purchase in June 1999 through its sale in January 2000.
[Bullet] Broadcom, a provider of integrated silicon solutions that enable broadband digital data transmissions of voice, data and video content, gained 413% from its purchase in June 1999 to fiscal year end.

    Although the majority of the Fund's investments provided positive contributions to performance during the fiscal year, we did experience some disappointments. Examples include: New Era of Networks, Network Associates, Advantage Learning Systems, Softnet Systems and Earthlink. Each of these companies lost between 71% and 38% of their value during the fiscal year and was eliminated from the portfolio. As is usually the case with our underperformers, these companies posted operating results that disappointed investors.
    Overall, we believe the PBHG Select Equity Fund provided extraordinary investment performance results during the fiscal year ended March 31, 2000. These results were generated in an environment that was extremely favorable to technology stocks. We urge investors to maintain realistic expectations of future performance and understand that these types of results are unlikely to be sustained. In the last few months, the global equity markets have become increasingly volatile given the large advances in equity valuations, the Federal Reserve's dedication to increasing interest rates in order to control economic growth and the nervous investment sentiment that these market conditions create. We remain positive in our long-term outlook for the high quality, rapidly growing companies in which the Fund invests and believe our strategy will continue to be successful over the long haul. We thank your for your continued confidence and investment in the Fund.

14
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

----------------------------------------------------------------------------
                                  One          Annualized       Annualized
                                 Year            3 Year          Inception
                                Return           Return          to Date2
----------------------------------------------------------------------------
  PBHG Select Equity Fund       240.82%          77.10%           55.98%
----------------------------------------------------------------------------
                     COMPARISON OF CHANGE IN THE VALUE OF A
                            $10,000 INVESTMENT IN THE
                            PBHG SELECT EQUITY FUND,
                          VERSUS THE S&P 500 INDEX AND
                           THE LIPPER MULTI-CAP GROWTH
                                  FUNDS AVERAGE
[LINE CHART OMITTED]
              PBHG Select                       Lipper Multi-Cap Growth
              Equity Fund      S&P 500 Index(3)    Funds Average(4)
4/30/95           $10000           $10000               $10000
5/31/95            10402            10399                10228
6/30/95            11685            10640                10858
7/31/95            13399            10993                11588
8/31/95            13947            11020                11692
9/30/95            14545            11485                12028
10/31/95           14985            11444                11847
11/30/95           15367            11946                12280
12/31/95           15510            12176                12319
1/31/96            15851            12590                12481
2/29/96            17025            12707                12893
3/31/96            17326            12830                13040
4/30/96            18811            13019                13737
5/31/96            20376            13354                14206
6/30/96            19603            13405                13829
7/31/96            17687            12813                12755
8/31/96            18861            13083                13381
9/30/96            21118            13819                14320
10/31/96           19904            14200                14174
11/30/96           20366            15273                14885
12/31/96           19852            14970                14662
1/31/97            20338            15905                15400
2/28/97            17947            16030                14817
3/31/97            16123            15372                13954
4/30/97            16579            16289                14295
5/31/97            18808            17280                15582
6/30/97            19568            18054                16152
7/31/97            21402            19490                17621
8/31/97            20338            18399                17235
9/30/97            22335            19406                18334
10/31/97           20794            18759                17509
11/30/97           20176            19626                17583
12/31/97           21210            19963                17773
1/31/98            20784            20184                17764
2/28/98            22902            21639                19261
3/31/98            24473            22746                20192
4/30/98            24422            22974                20416
5/31/98            22993            22580                19585
6/30/98            25922            23496                20607
7/31/98            23824            23247                19987
8/31/98            19193            19890                16465
9/30/98            21048            21164                17751
10/31/98           19781            22886                18701
11/30/98           21261            24273                20094
12/31/98           25243            25672                22395
1/31/99            25577            26745                23629
2/28/99            23257            25914                22346
3/31/99            26277            26951                23735
4/30/99            25365            27995                24355
5/31/99            24280            27334                23939
6/30/99            26388            28851                25660
7/31/99            25821            27951                25144
8/31/99            27736            27811                25167
9/30/99            28557            27048                25149
10/31/99           34303            28760                26977
11/30/99           43575            29345                29362
12/31/99           65858            31073                34092
1/31/2000          69092            29512                33274
2/29/2000          99040            28953                38515
3/31/2000          89556            31786                38700

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Select Equity Fund commenced operations on April 5, 1995.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Multi-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 6%
Technology        94%
% OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN HOLDINGS - MARCH 31, 2000
Gemstar International                             5.9%
Broadcom                                          5.8%
Juniper Networks                                  5.0%
InfoSpace                                         4.9%
SDL                                               4.8%
Exodus Communications                             4.7%
Brocade Communications Systems                    4.7%
America Online                                    4.5%
Cisco Systems                                     4.5%
Microsoft                                         4.4%
-------------------------------------------------------
% of Total Portfolio Investments                 49.2%

15
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG CORE GROWTH FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: A diversified portfolio of equity securities that are believed to have superior long-term growth prospects and the potential for long-term capital appreciation. The Fund may invest in companies of any size.
STRATEGY: The Fund's strategy is to invest in companies of any size that are exhibiting business momentum. As of the year ended March 31, 2000, the Fund's 83 holdings ranged from $901 million to $65 billion in market capitalization. The average holding in the Fund had a market capitalization of $10 billion as of year end. By comparison, the average holding at year-end last year had an average market capitalization of $36 billion. Many of the large capitalization stocks were sold throughout the year and replaced with, on average, more rapidly growing companies in the small and medium capitalization area.

PERFORMANCE
    The Core Growth Fund returned 115.2% compared with the 77.2% return of the Russell Mid-Cap Growth Index for the year ended March 31, 2000. In addition, the Fund significantly outpaced broader indices, such as the S&P 500, which was up 17.9% over the same period.

PORTFOLIO HIGHLIGHTS
    Growth stocks significantly outperformed value stocks across all capitalizations during the trailing 12 months. This is evidenced by the 77.2% return of the Russell Mid Cap Growth Index vs. 4.2% for the Russell Mid Cap Value Index. Technology stocks were, by far, the biggest contributor to overall performance. Energy and Industrial stocks also participated in the rally.
    The Fund's technology weighting at year-end was 59.0%, well above what it has been historically. The benchmark's weighting was also historically high at 54.9%. We continue to intentionally overweight this sector because we believe the fundamental outlook for these companies is as good as it's ever been. The Fund's technology holdings performed substantially better than those in the benchmark, also contributing to the Fund's results. Other than technology, no other sector matched the Fund's performance for the last 12 months. Your Healthcare and Services holdings performed well relative to the benchmark, while the Fund's holdings in the Consumer Cyclical and Financial sectors performed poorly relative to those in the benchmark.
    In our bottom-up approach to investing, we look for companies that appear to have the potential for many quarters and, hopefully, years of exceptional growth. The things we care most about in stock selection are high growth rates in sales and incremental earnings, positive income statement surprises and estimate revisions. We prefer companies that are in the early stages of acceleration with an open-ended growth opportunity. We are relatively indifferent to attempts at valuation analysis, believing that these high-growth rate companies are typically cheap if they accomplish their high growth rates for several years and expensive if they do not. We are very sensitive to changes in business momentum. When we spot a positive inflection point, we attempt to determine if there are high probabilities of sustained growth.
    Our discipline never changes. Our portfolios will contain high quality companies experiencing the best business momentum. At times the market will place a premium on these characteristics and at other times, like the end of 1998 when investors craved stability and/or liquidity, the market will ignore these characteristics. We do not attempt to time the market and do very little sector strategizing. We attempt to manage risk by following our companies very closely and by building or reducing positions when we believe that company fundamentals are changing.
    As of the time of this writing, rapidly growing companies and especially technology stocks have experienced a significant correction both over the last two weeks of the first quarter as well as the first few weeks of the second quarter. We have no way of calling the bottom, but we strongly believe what we have experienced to date is a "valuation correction" and in no way is reflective of the business fundamentals for the companies in the portfolio. The March quarter earning reports, now substantially through, have been terrific. We remain positive on the technology sector long-term and now with stock prices much lower, our conviction has risen commensurately.

16
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

---------------------------------------------------------------------------
                                   One          Annualized      Annualized
                                  Year            3 Year         Inception
                                 Return           Return          to Date2
---------------------------------------------------------------------------
  PBHG Core Growth Fund          115.15%          43.02%            29.78%
---------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                    IN THE PBHG CORE GROWTH FUND, VERSUS THE
   RUSSELL MID CAP GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                               [LINE CHART OMITTED]
                PBHG Core     Russell Mid-Cap     Lipper Multi-Cap Growth
                Growth Fund    Growth Index(3)        Funds Average(4)
12/31/95            $10000         $10000                 $10000
1/31/96              10590          10177                  10132
2/29/96              11450          10562                  10466
3/31/96              11820          10645                  10586
4/30/96              13310          11159                  11151
5/31/96              14230          11387                  11532
6/30/96              13800          11043                  11226
7/31/96              12040          10186                  10354
8/31/96              13000          10736                  10862
9/30/96              14200          11418                  11624
10/31/96             13410          11284                  11506
11/30/96             13740          11949                  12083
12/31/96             13280          11748                  11902
1/31/97              13300          12268                  12501
2/28/97              11690          11997                  12028
3/31/97              10340          11319                  11327
4/30/97              10200          11597                  11604
5/31/97              11680          12636                  12649
6/30/97              12230          12986                  13112
7/31/97              12990          14228                  14304
8/31/97              12480          14090                  13990
9/30/97              12890          14803                  14883
10/31/97             12280          14061                  14213
11/30/97             11910          14209                  14273
12/31/97             11990          14395                  14427
1/31/98              11470          14136                  14420
2/28/98              12830          15465                  15636
3/31/98              13530          16113                  16391
4/30/98              13620          16332                  16573
5/31/98              12540          15660                  15898
6/30/98              13560          16103                  16728
7/31/98              12540          15413                  16225
8/31/98               9680          12471                  13366
9/30/98              10790          13415                  14410
10/31/98             10520          14402                  15181
11/30/98             11260          15374                  16312
12/31/98             12880          16966                  18179
1/31/99              13420          17475                  19181
2/28/99              12670          16620                  18139
3/31/99              14060          17546                  19268
4/30/99              14160          18346                  19770
5/31/99              13890          18110                  19432
6/30/99              15530          19374                  20830
7/31/99              15560          18757                  20411
8/31/99              16300          18562                  20429
9/30/99              16450          18404                  20415
10/31/99             17990          19827                  21899
11/30/99             20130          21881                  23835
12/31/99             25450          25669                  27675
1/31/2000            25140          25664                  27011
2/29/2000            34490          31060                  31265
3/31/2000            30250          31092                  31415


1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Core Growth Fund commenced operations on December 29, 1995.
3 The Russell Mid Cap Growth Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Multi-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 8%
Energy            5%
Financial         2%
Health Care      10%
Industrial        8%
Services          5%
Technology       62%
% OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN HOLDINGS - MARCH 31, 2000
Redback Networks                                  2.6%
Network Solutions                                 2.3%
Globespan                                         2.3%
Art Technology                                    2.3%
Mettler-Toledo International                      2.2%
Cooper Cameron                                    2.1%
Bank One                                          2.1%
Allscripts                                        2.0%
Exodus Communications                             2.0%
Ariba                                             2.0%
-------------------------------------------------------
% of Total Portfolio Investments                 21.8%

17
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG LIMITED FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: A diversified portfolio of equity securities of companies that are believed, by Pilgrim Baxter, to have superior long-term growth prospects and potential for long-term capital appreciation.
STRATEGY: The Fund invests in companies under $250 million in market capitalization or annual revenues. The Fund is currently closed to investment by new shareholders in order to help protect achievement of its investment objective.

PERFORMANCE
    For the twelve months ending March 31, 2000, the PBHG Limited Fund returned 137.27% against the 59.06% return posted by the Russell 2000 Growth Index. Performance over this period marked a significant reversal of fortune from the negative returns posted by both the Fund and its benchmark Index, the Russell 2000 Growth, in the previous twelve-month period.
    In each of the four quarters of this fiscal year, the Fund out-performed the Russell 2000 Growth significantly. In the most recent quarter ending March 31, 2000, the Fund generated a return of 23.52% relative to 9.29% for the Russell 2000 Growth. In the quarter ending December 31, 1999 the Fund generated a return of 49.84% relative to the 33.39% produced by the index. In the quarter ending September 30, 1999 the Fund produced a positive return of 4.22% relative to the loss of 4.91% delivered by the Russell 2000 Growth. Finally, for the quarter ending June 30, 1999, the Fund produced a 23.01% return relative to the 14.75% produced by the Russell 2000 Growth Index. With the wind of a more benevolent environment toward small-cap stocks at its back, the PBHG Limited Fund was redeemed from the bear market most small company investors experienced over the year that ended in March 1999. Further supported by the markets renewed focus on growth over liquidity, the high-quality, rapidly growing small company holdings in our Fund succeeded in delivering the healthy returns that we had long-awaited.

PORTFOLIO HIGHLIGHTS
    Despite the widely held belief that small company investing was a dying fad, the twelve-month period ending March 31, 2000 turned out to be a spectacular year for small-cap growth stocks. Benefiting directly from the shift to an Internet-enabled, digital economy, the rapidly growing small companies that are delivering the products and services necessary to architect this change, predominantly technology companies, fueled the asset class' outsized returns.
    Our long-term holdings, many of which produced lackluster returns in the previous period regardless of the continued strength of their revenue and earnings growth, contributed greatly to the Fund's impressive fiscal year 2000 performance. Among these notable contributors were the following: Business Objects, a provider of business intelligence software, up 570% in the period. Micromuse, a provider of software solutions for the effective monitoring and management of multiple elements underlying an enterprise's information technology infrastructure, was up 504%. Clarify, which was acquired by Nortel during the period for its front-office customer resource management software, delivered a 380% return. Transwitch, a fabless semiconductor manufacturer enabling broadband telecommunications applications, was up 378% for the period. Polycom, a manufacturer of traditional audio and video conferencing products as well as integrated access devices for new technology based service providers, posted a 322% return for the period. Hall Kinion & Associates, an information technology staffing company, was up 285%. It is worth noting that each of these companies is profitable and has maintained a solid, scalable business model. High-quality, rapidly growing, small companies such as these will continue to be the mainstay of our Fund.
    In addition to our long-term holdings, the Fund also had a number of newly established positions contribute handsomely to the period's positive returns, including its two best performing stocks. The first, Ditech Communications, a provider of telecommunications equipment, purchased in July 1999 just as the company was approaching quarterly profitability, delivered an 892% return over the period. Since our initial purchase, the company has generated greater than 100% revenue growth, handily exceeding expectations. The second strong addition to the portfolio during the past year was Natural Microsystems. This manufacturer of enabling technology for networking and telecommunications equipment providers was purchased when the company exhibited definitive signs of exiting a turnaround stage led by a new management team, a strong new product cycle, and a highly profitable customer base. For the period ending March 31, 2000, Natural Microsystems posted a 579% return.
    While it is easy to find winners during a period where each sector in the Fund posted a positive return, the portfolio still had its fair share of duds over the last twelve months. J. Jill Group, New Era of Networks, Laser Vision Centers, Engineering Animation and QuadraMed each delivered a somewhat violent reminder that small growth companies can deliver negative earnings surprises and volatile returns. Thankfully, our disciplined attention to the warning signs of such trouble continues to help us avoid many of these potential disappointments.
    Looking forward, while many of us expect volatility to continue to be a defining characteristic of the year ahead, the strong revenue and earnings growth offered by our portfolio of high-quality, small emerging growth companies should continue to yield healthy returns over time. Although periods of extreme market volatility have historically proven to be particularly difficult for the small cap asset class, we are optimistic that a renewed focus on quality will be a key performance driver for the rapidly growing, fundamentally robust small companies that have always been the hallmark of our portfolio.

18
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
THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

----------------------------------------------------------------------------
                                    One          Annualized      Annualized
                                   Year            3 Year         Inception
                                  Return           Return          to Date2
----------------------------------------------------------------------------
  PBHG Limited Fund               137.27%          50.29%            34.93%
----------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                         $10,000 INVESTMENT IN THE PBHG
                            LIMITED FUND, VERSUS THE
                          RUSSELL 2000 GROWTH INDEX AND
                           THE LIPPER SMALL-CAP GROWTH
                                  FUNDS AVERAGE
[LINE CHART OMITTED]
                    PBHG Limited    Russell 2000      Lipper Small-Cap Growth
                        Fund       Growth Index(3)       Funds Average(4)
6/30/96                $10000          $10000               $10000
7/31/96                  9950            8779                 8959
8/31/96                 10320            9429                 9594
9/30/96                 11010            9914                10214
10/31/96                10570            9487                 9850
11/30/96                10560            9751                10031
12/31/96                11082            9941                10125
1/31/97                 11273           10189                10370
2/28/97                 10048            9574                 9668
3/31/97                  9085            8898                 8992
4/30/97                  8984            8795                 8855
5/31/97                 10741           10117                10128
6/30/97                 11454           10460                10714
7/31/97                 12016           10996                11427
8/31/97                 12257           11326                11619
9/30/97                 13622           12230                12570
10/31/97                13070           11495                11933
11/30/97                12809           11221                11679
12/31/97                12864           11228                11737
1/31/98                 12708           11078                11562
2/28/98                 13756           12056                12537
3/31/98                 14606           12562                13153
4/30/98                 14720           12639                13290
5/31/98                 13621           11721                12395
6/30/98                 14057           11841                12720
7/31/98                 13154           10852                11821
8/31/98                 10509            8347                 9264
9/30/98                 11691            9193                10000
10/31/98                11681            9673                10462
11/30/98                12770           10423                11372
12/31/98                14542           11366                12612
1/31/99                 15053           11878                12925
2/28/99                 13422           10791                11768
3/31/99                 12998           11176                12294
4/30/99                 12965           12163                12804
5/31/99                 13966           12182                12916
6/30/99                 15989           12823                14092
7/31/99                 15380           12427                14081
8/31/99                 15358           11962                13929
9/30/99                 16663           12193                14333
10/31/99                18077           12505                15159
11/30/99                20524           13828                17185
12/31/99                24968           16265                20435
1/31/2000               24821           16113                20210
2/29/2000               32988           19862                25465
3/31/2000               30840           17774                23815

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Limited Fund commenced operations on June 28, 1996.
3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical     8%
Consumer Non-Cyclical 1%
Health Care          13%
Industrial            7%
Services             13%
Technology           44%
Cash                 13%
% OF TOTAL PORTFOLIO INVESTMENTS

           TOP TEN HOLDINGS - MARCH 31, 2000
Natural Microsystems                              3.6%
Micromuse                                         3.5%
Varian Semiconductor Equipment                    3.3%
Forrester Research                                3.1%
Business Objects                                  3.0%
Advent Software                                   2.9%
Polycom                                           2.8%
TranSwitch                                        2.8%
Allscripts                                        2.8%
Actuate                                           2.8%
-------------------------------------------------------
% of Total Portfolio Investments                 30.6%

19
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG LARGE CAP 20 FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: A limited number of larger capitalization companies (no more than 20) that have above-average potential for capital appreciation.
STRATEGY: The Fund is different from other PBHG Funds in two key ways: it invests only in large capitalization companies (over $1 billion) and it concentrates investments in just 20 stocks. This non-diversified Fund seeks large capitalization stocks that present the best opportunities for meaningful capital appreciation in the foreseeable future. Our strategy involves looking beyond the financial data and analysts' reports to find some dynamic within a company that may not be fully appreciated and that, when exploited, can lead to positive earnings surprises and upward revisions of future growth expectations.

PERFORMANCE
    The PBHG Large Cap 20 Fund returned 117.9% for the fiscal year ended March 31, 2000. This compares favorably to the return provided by our benchmark, the S&P 500 Index at 17.9%. The out-performance relative to the benchmark occurred in the last three fiscal quarters. During this time, investors gravitated toward technology issues whose revenue and earnings growth rates were accelerating. The underlying strength of these companies' fundamentals increasingly began to overwhelm the doomsayer's predictions for a Year 2000 catastrophe. In fact, the fourth quarter of 1999 proved to be one of the best quarters for technology stocks ever.
    An interesting phenomenon over the past year was the intensity of the Initial Public Offering (IPO) market. Here, investors were especially eager to snap up new issues as quickly as the investment bankers could get them ready for institutional investor roadshows. An equally interesting phenomenon was that investors became increasingly willing to pay up for Internet companies that had no current earnings but were growing their revenues exponentially. These "New Economy" companies received extraordinary valuations. As their valuations grew, it increased the scrutiny of all technology companies' price appreciation. In the meantime, "Old Economy" companies were being devalued by the stock market. The divergence in these two segments reached a crescendo on March 10, 2000. Since then, there has been a revision in New and Old Economy valuations. Many New Economy issues indiscriminately lost 30% of their value into by close of the first quarter of 2000.
    Over the past year, the Fund nicely outperformed the market and our peer group as our preference for high-growth companies was rewarded. The last two quarters of the fiscal year provided most of our substantial relative outperformance. For the fiscal year, we were fortunate enough to outperform 99% of our peers, as the average return generated by the universe of large cap growth mutual funds (as categorized by Lipper Analytical Services) was 38.1% over the same twelve-month period.
    Like last year, investors continued to favor technology stocks above all others. Determining factors seemed to be sustainable, above-average earnings and revenue growth rates in an environment characterized by increased trading liquidity. There is no question that our investment style was in favor over the last twelve months. We continue to believe that high quality, well-managed, non-cyclical growth companies with sustainable competitive advantages consistently represent the most compelling investment opportunities.
    We also experienced some disappointments during this fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, most before their share price deterioration and, unfortunately, a few after. While negative surprises are a fact of life for investors, we believe minimizing them creates superior returns over time. We plan to continue to work hard to anticipate changes in our companies' business fundamentals.

PORTFOLIO HIGHLIGHTS
    The advantages of concentrated investing -- focusing on a limited number of stocks possessing the greatest fundamental business momentum -- were borne out in the results of the Large Cap 20 Fund during the last fiscal year. Despite a few disappointments, we believe having several of the market's top performers easily compensated for the negative effects of our less effective stocks. Fortunately, several holdings appreciated by more than 200% for the year.
    Technology comprised the largest sector of the portfolio and led this year's performance. One of our best performers was Qualcomm which benefited from its proprietary CDMA technology in the explosively growing cellular phone market, rising 365% from our purchase in June 1999. An important theme was our investment in Internet Infrastructure companies, which included EMC Corp., Broadcom, SunMicrosystems and Cisco Systems. A particularly important segment of the Internet infrastructure subsector was optical networking. Our company of choice here was JDS Uniphase, which was also one of last year's best performing issues appreciating 567% from our initial purchase in June of 1999. JDS Uniphase is a provider of advanced fiberoptic components and modules. The Company's components and modules are basic building blocks for fiberoptic networks and perform both optical-only (passive) and optoelectronic (active) functions within these networks. We continue to remain steadfast in our view that technology is likely to remain the fastest growing sector of our economy with the best business momentum.
    Non-technology companies also contributed to our strong performance during the year. In the consumer cyclical sector, better-than-expected earnings reports drove the share prices of Home Depot, Kohls, Walmart and Tiffany. In the healthcare sector, Genentech benefited from continued recognition as one of the premier biotechnology companies. In the services sector, Gemstar International Group shares rose due to better-than-expected earnings and the expanded recognition of the company's rapidly growing service. Gemstar develops markets and licenses proprietary technologies designed to simplify and enhance consumers' interaction with electronics products and other platforms that deliver video, programming information and other data.
    As we enter the new fiscal year, the equity markets are in a period of transition. The euphoria of the prior two quarters has abated and the new mode is one of caution. Clearly the Federal Reserve is no longer accommodating with respect to interest rates. With valuations at historically high levels, we would expect periods of extreme short-term volatility. But in our opinion, the odds are low for a major sustained downdraft in equity markets in the presence of a vibrant U.S. economy and exceptional fundamental business dynamics. At present, some of the market's "arrogance" that it could continue climbing unabated has waned. In one sense we are relieved that the ominous correction everyone has been anticipating for New Economy stocks has finally occurred. While we experienced some discomfort as some of "our babies" were thrown out with the "bath-water," we are confident that over the intermediate term the market will separate our "contenders" from the "pretenders". The pullback has also presented us with the opportunity to commit new capital to our investments at lower prices, which we believe will strengthen the Fund for the long-term.


    20
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                               AS OF MARCH 31, 2000

---------------------------------------------------------------------------
                                   One          Annualized      Annualized
                                  Year            3 Year         Inception
                                 Return           Return         to Date2
---------------------------------------------------------------------------
  PBHG Large Cap 20 Fund         117.88%          79.06%            64.99%
---------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                            $10,000 INVESTMENT IN THE
                             PBHG LARGE CAP 20 FUND,
                          VERSUS THE S&P 500 INDEX AND
                           THE LIPPER LARGE-CAP GROWTH
                                  FUNDS AVERAGE
[LINE CHART OMITTED]
               PBHG Large Cap                           Lipper Large-Cap
                   20 Fund       S&P 500 Index(3)     Growth Funds Average(4)
11/30/96           $10,000            $10,000                $10,000
12/31/96            $9,841             $9,802                 $9,747
1/31/97            $10,462            $10,414                $10,362
2/28/97            $10,001            $10,496                $10,163
3/31/97             $9,260            $10,065                 $9,637
4/30/97             $9,881            $10,666                $10,148
5/31/97            $10,912            $11,315                $10,848
6/30/97            $11,523            $11,821                $11,298
7/31/97            $12,854            $12,761                $12,373
8/31/97            $12,234            $12,047                $11,793
9/30/97            $12,914            $12,706                $12,422
10/31/97           $12,424            $12,283                $11,977
11/30/97           $12,494            $12,851                $12,225
12/31/97           $13,084            $13,071                $12,336
1/31/98            $13,355            $13,216                $12,517
2/28/98            $15,097            $14,168                $13,522
3/31/98            $15,998            $14,893                $14,168
4/30/98            $16,278            $15,043                $14,391
5/31/98            $15,848            $14,785                $14,022
6/30/98            $17,589            $15,385                $14,892
7/31/98            $17,609            $15,221                $14,781
8/31/98            $14,516            $13,023                $12,327
9/30/98            $16,708            $13,858                $13,233
10/31/98           $17,069            $14,985                $14,084
11/30/98           $18,320            $15,893                $15,073
12/31/98           $21,960            $16,809                $16,719
1/31/99            $23,995            $17,512                $17,855
2/28/99            $22,294            $16,968                $17,105
3/31/99            $24,400            $17,647                $18,142
4/30/99            $23,337            $18,330                $18,186
5/31/99            $22,527            $17,897                $17,593
6/30/99            $24,178            $18,891                $18,873
7/31/99            $23,540            $18,301                $18,279
8/31/99            $24,512            $18,210                $18,582
9/30/99            $25,372            $17,711                $18,436
10/31/99           $28,136            $18,831                $19,757
11/30/99           $33,614            $19,214                $20,893
12/31/99           $44,567            $20,346                $23,432
1/31/00            $43,320            $19,324                $22,483
2/29/00            $51,964            $18,958                $24,181
3/31/00            $53,163            $20,813                $25,496

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Large-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 5%
Financial         4%
Health Care       7%
Industrial        8%
Technology       70%
Cash              6%
% OF TOTAL PORTFOLIO INVESTMENTS
                TOP TEN HOLDINGS - MARCH 31, 2000
JDS Uniphase                                      8.4%
Broadcom                                          7.7%
Nortel Networks                                   7.4%
Cisco Systems                                     6.6%
Gemstar International                             5.3%
Texas Instruments                                 5.0%
Flextronics International                         4.6%
Applied Materials                                 4.5%
Nokia ADR, Cl A                                   4.5%
EMC                                               4.4%
-------------------------------------------------------
% of Total Portfolio Investments                 58.2%

21
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG NEW OPPORTUNITIES FUND

PORTFOLIO PROFILE
OBJECTIVE: Long-term capital appreciation.

INVESTS IN: Equity securities of small and medium sized growth companies. The Fund does not have a delineated predisposition to set sector or sub-sector allocations.

STRATEGY: The PBHG New Opportunities Fund is a diversified portfolio intended to deliver capital appreciation by identifying and investing in the fastest growing stocks of small- and medium-sized growth companies. With generally similar weightings among the holdings and no predetermined sector or sub-sector allocation, the Fund is intended to own the highest quality, rapidly growing, emerging small companies. When identifying and reviewing the names that make-up the portfolio, the Fund incorporates Pilgrim Baxter's proprietary quantitative model coupled with an extensive top-down and bottom-up growth-oriented fundamental review. A majority of the Fund's purchases are in companies with market capitalizations below $1 billion.

PERFORMANCE
    The PBHG New Opportunities Fund returned 529.94% for the fiscal year ended March 31, 2000. We are proud to tell you that this was the best performance of any mutual fund for that one-year period according to Lipper. Inc. This performance also compares very favorably to the 59.06% return of the Russell 2000 Growth Index and the 97.82% return of the average mutual fund in Lipper's Mid-Cap Growth Fund Classification. The Fund was heavily weighted in the technology sector for the majority of the year, which contributed to its outstanding performance in comparison to its benchmark. Our stock selection criteria, focusing on companies that are growing rapidly and sustainably, was the primary driver of performance. In addition, the Fund was able to add relative performance by trading advantageously in volatile markets with a portion of its assets while maintaining its core long-term positions.
    The Fund outperformed its benchmark considerably in each quarter of the fiscal year. During the first fiscal quarter, the Fund performed well despite a rotation by investors out of many technology stocks and into industrial and consumer cyclical issues. This rotation was prompted by worries about the high valuations of Internet companies, which broadened to much of the technology sector. During the first fiscal quarter, the fund returned 47.30% while the Russell 2000 Growth Index returned 14.75%.
    During the second fiscal quarter, the Fund returned 13.44% versus a decline in the Russell 2000 Growth Index of 4.91%. Unlike the prior quarter, when investor's appetites for growth companies was strong, the second fiscal quarter was a period of gains in a narrow segment of the technology sector. The Fund's exposure to direct, infrastructure and bandwidth related Internet companies was largely responsible for outperformance in the quarter.
    The market leadership of the technology sector continued and picked up strength in the Fund's third fiscal quarter. For the three months ended December 31, 1999, the Fund returned 164.80%, significantly outperforming the 33.39% return of the Russell 2000 Growth Index. This was caused by a seemingly insatiable demand for the Internet and Internet-related companies that were top holdings of the Fund. In particular, the Fund was concentrated in the business-to-business Internet stocks that were most sought after. Amazingly, twenty-two of the companies held by the Fund increased by over 100% during the fiscal quarter.
    During the final fiscal quarter, the Fund also produced strong returns. For the three months ended March 31, 2000, the Fund returned 42.37%, which compares very favorably to the 9.29% return of the Russell 2000 Growth Index. The companies in which the Fund invested continued to produce strong operating results and to exhibit good business momentum, a combination that was rewarded. Despite the strong performance of the quarter, the world's equity markets became increasingly volatile and continued to be so after fiscal year end in response to the perception of rising inflation.

PORTFOLIO HIGHLIGHTS
    The majority of the Fund's holdings performed extremely well during the fiscal year. In fact, the Fund had positions in over 60 stocks that increased by more than 100%. Of these, 17 returned in excess of 500% and 3 returned greater than 1,000%.
    The Funds three best performing positions were companies that were purchased at or shortly after their initial public offering and were held through the end of the fiscal year. Ditech Communications, which designs, develops and markets equipment used in building and expanding telecommunications and cable communications networks returned 1,580% during the period. Brocade Communications Systems advanced 1,137%. Brocade provides switching solutions for storage area networks and allow companies to manage the growth of their data storage and improve data transfer performance. The final greater-than-1,000% percent performer during the period was Art Technology Group which provides an integrated suite of Internet customer relationship management and electronic commerce software applications.
    Rounding out the Fund's top five performers were SDL, Inc. and I2 Technologies which were held during the entire fiscal year and returned 838% and 818%, respectively. SDL designs, manufactures and markets semiconductor lasers and fiber optic related products. I2 Technologies is a business-to-business supplier of e-commerce solutions.
    Although the majority of the Fund's investments provided positive contributions to performance during the fiscal year, we did experience some disappointments. Examples include: New Era of Networks, FVC.com. Engineering Animation, Biomatrix and Carematrix. Each of these companies lost between 71% and 39% of their value during the fiscal year and was eliminated from the portfolio. As is usually the case with our underperformers, these companies posted operating results that disappointed investors.
    Overall, we believe the PBHG New Opportunities Fund provided extraordinary investment performance results during the fiscal year ended March 31, 2000. These results were generated in an environment that was extremely favorable to the technology stocks in which the fund was concentrated. We urge investors to maintain realistic expectations of future performance and understand that these types of results are unlikely to be sustained. In the last few months, global equity markets have become increasingly volatile given the large advances in equity valuations, the Federal Reserve's dedication to increasing interest rates in order to preserve slow economic growth and the nervous investment sentiment that these market conditions create. We remain positive in our long-term outlook for the high quality rapidly growing companies in which the Fund invests and believe our strategy will continue to be successful over the long haul. We thank your for your continued confidence and investment in the Fund.

22
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2000

-------------------------------------------------------------------------
                                              One             Annualized
                                             Year              Inception
                                            Return             to Date2
-------------------------------------------------------------------------
  PBHG New Opportunities Fund               529.94%             505.56%
-------------------------------------------------------------------------

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG NEW
            OPPORTUNITIES FUND, VERSUS THE RUSSELL 2000 GROWTH INDEX
                   AND THE LIPPER MID CAP GROWTH FUNDS AVERAGE

[LINE CHART OMITTED]
          PBHG NEW        RUSSELL 2000     LIPPER MID-CAP GROWTH
        OPPORTUNITIES    GROWTH INDEX(3)     FUNDS AVERAGE(4)
2/28/99   $10000            $10000                 $10000
3/31/99    11714             10356                  10763
4/30/99    12134             11271                  11213
5/31/99    12795             11289                  11131
6/30/99    17255             11883                  12149
7/31/99    18770             11516                  12021
8/31/99    19047             11085                  12057
9/30/99    19573             11299                  12358
10/31/99   24780             11588                  13465
11/30/99   33314             12814                  15191
12/31/99   51830             15072                  18164
1/31/2000  54784             14932                  18004
2/29/2000  82487             18406                  22697
3/31/2000  73791             16471                  21316

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG New Opportunities Fund commenced operations on February 12, 1999.
3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Mid Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 5%
Industrial        1%
Health Care       2%
Services          3%
Technology       89%
% OF TOTAL PORTFOLIO INVESTMENTS

            TOP TEN HOLDINGS - MARCH 31, 2000
Broadcom                                          6.4%
Gemstar International                             6.1%
Brocade Communications Systems                    5.9%
SDL                                               5.4%
Juniper Networks                                  5.2%
Opitika Imaging Systems                           5.0%
Exodus Communications                             4.9%
InfoSpace                                         4.5%
Siebel Systems                                    4.4%
JDS Uniphase                                      4.3%
-------------------------------------------------------
% of Total Portfolio Investments                 52.3%

23
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG LARGE CAP VALUE FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term growth of capital and income.
INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.
STRATEGY: The Fund invests in companies with market capitalizations in excess of $1 billion which in Value Investors' opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers factors such as: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.

PERFORMANCE
    For the fiscal year ended March 31, 2000, the PBHG Large Cap Value Fund's total return was 14.25% versus 17.94% for the S&P 500 Index, the Fund's benchmark, and 6.33% for the Russell 1000 Value Index. We are disappointed that we trailed the S&P 500 and are working hard to try beat this benchmark in 2000.
    The years 1998 and 1999 were two of the worst years for value investing since the early 1970's. In 1998, growth outperformed value by 20% and in 1999, growth bested value again, this time by 15%.
    January and February of this year were a repeat of 1998 and 1999, with the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by 10%. On a three-month trailing basis (Dec-Feb), the Russell Growth bettered the Russell Value by 20% basis points.
    But value came roaring back in March, with the Russell Value Index gaining 12.2%, bettering the returns of the S&P 500 Index, the Russell 1000 Growth Index and the Nasdaq Composite. We may look back on March 2000 as the month when value investing emerged from its bear market. Bear markets typically end with one final intense sell-off, in which all but the "true believers" capitulate and sell their stocks. We believe this happened in the first two months of this year, climaxing in early March, when investors sold their value stocks to buy high-flying technology shares.

PORTFOLIO HIGHLIGHTS
    The Federal Reserve is determined to keep inflation at bay, even if it means causing the economy to slow. Recent consumer price index reports indicate that inflation is beginning to accelerate in many areas of the economy. We expect the Fed will continue to raise rates this year, which could put earnings at risk for economically sensitive companies.
    As "true believers" in value investing, there have been no major changes to our investment strategy. We remain fully invested and are concentrating our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. At present, we believe telecommunications services, healthcare, and energy, including natural gas and electric utilities are particularly attractive. We believe these groups should be able to deliver earnings growth despite a hostile Federal Reserve. Even with the recent correction, technology stocks sell at valuations well in excess of their growth rates and only selected companies offer good value at current levels.

24
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

----------------------------------------------------------------------------
                                   One          Annualized      Annualized
                                  Year            3 Year         Inception
                                 Return           Return          to Date2
----------------------------------------------------------------------------
  PBHG Large Cap Value Fund      14.25%           24.22%            22.58%
----------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                            $10,000 INVESTMENT IN THE
                           PBHG LARGE CAP VALUE FUND,
                            VERSUS THE S&P 500 INDEX
                            AND THE LIPPER MULTI-CAP
                               VALUE FUNDS AVERAGE
[LINE GRAPH OMITTED]
            PBHG Large Cap      S&P 500      Lipper Multi-Cap Value
              Value Fund       Index(3)        Funds Average(4)
12/31/96          $10,000       $10,000         $10,000
1/31/97           $10,240       $10,624         $10,385
2/28/97           $10,430       $10,708         $10,468
3/31/97           $10,110       $10,269         $10,134
4/30/97           $10,380       $10,881         $10,418
5/31/97           $11,080       $11,543         $11,076
6/30/97           $11,560       $12,060         $11,478
7/31/97           $12,400       $13,019         $12,314
8/31/97           $12,000       $12,291         $12,014
9/30/97           $12,450       $12,963         $12,620
10/31/97          $12,110       $12,531         $12,143
11/30/97          $12,390       $13,110         $12,402
12/31/97          $12,562       $13,335         $12,592
1/31/98           $12,540       $13,483         $12,531
2/28/98           $13,407       $14,455         $13,383
3/31/98           $14,101       $15,194         $13,959
4/30/98           $14,198       $15,347         $14,013
5/31/98           $14,101       $15,084         $13,716
6/30/98           $14,339       $15,696         $13,742
7/31/98           $14,318       $15,529         $13,265
8/31/98           $12,312       $13,287         $11,311
9/30/98           $13,201       $14,138         $11,828
10/31/98          $14,578       $15,288         $12,746
11/30/98          $15,553       $16,214         $13,304
12/31/98          $16,925       $17,149         $13,701
1/31/99           $17,244       $17,866         $13,721
2/28/99           $16,509       $17,311         $13,310
3/31/99           $16,962       $18,003         $13,649
4/30/99           $17,415       $18,701         $14,717
5/31/99           $17,550       $18,259         $14,656
6/30/99           $18,701       $19,272         $15,128
7/31/99           $18,297       $18,671         $14,724
8/31/99           $17,991       $18,578         $14,241
9/30/99           $17,844       $18,069         $13,645
10/31/99          $18,787       $19,212         $14,087
11/30/99          $19,142       $19,602         $14,135
12/31/99          $18,796       $20,757         $14,532
1/31/00           $18,634       $19,714         $13,885
2/29/00           $17,372       $19,341         $13,303
3/31/00           $19,379       $21,233         $14,692

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Large Cap Value Fund commenced operations on December 31, 1996.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Multi-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Basic Materials        3%
Consumer Cyclical      4%
Consumer Non-Cyclical 13%
Energy                 9%
Financial             16%
Health Care           14%
Industrial            10%
Services              13%
Technology            13%
Cash                   5%
% OF TOTAL PORTFOLIO INVESTMENTS

          TOP TEN HOLDINGS - MARCH 31, 2000
Warner Lambert                                    4.0%
Citigroup                                         3.4%
GTE                                               3.0%
IBM                                               2.9%
Procter & Gamble                                  2.8%
Electronic Data Systems                           2.5%
Computer Associates International                 2.3%
First Data                                        2.3%
Comcast, Cl A                                     2.2%
Heinz (HJ)                                        2.1%
-------------------------------------------------------
% of Total Portfolio Investments                 27.5%

25
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG MID-CAP VALUE FUND

PORTFOLIO PROFILE
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.
INVESTS IN: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's Mid Cap 400 Index ("S&P 400"), which are considered to be undervalued based on certain proprietary measures of value.
STRATEGY: The Fund typically invests in equity securities of companies with between $200 million and $5 billion in market capitalization. In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

PERFORMANCE
    For the quarter ended March 31, 2000, the PBHG Mid-Cap Value Fund's total return was 12.72% versus 12.69% for the S&P 400 and 6.27% for the S&P Midcap Barra Value Index ("S&P Barra Mid Value"). For the fiscal year, the Fund's total return was 42.21% versus 38.08% for the S&P 400 and 18.28% for the S&P Barra Mid Value. In a quarter and a year that was dominated by growth stocks, we were very pleased with the Fund's returns. We hope we filled an important role in your diversified portfolio and look forward to serving you again in fiscal year 2001.
    As our process dictates, we continue to focus on companies whose appreciation potential is commensurate with their near-term business dynamics and long-term growth potential. In select cases, we feel that the market provided us with the opportunity to own exceptional companies with great management teams, strong operating histories and improving near-term and long-term prospects. It was these companies that contributed to the bulk of your out-performance vs. the S&P 400 and S&P Barra Mid Value benchmarks during the past 12 months.
    The Fund's most gratifying performance contribution came from its energy companies. These companies possess the attributes that we seek in potential portfolio additions: great near-term results, solid long-term growth prospects and attractive valuations. Although the energy stocks in your Fund have done well recently, we remain bullish as a result of the continually improving near-term dynamics. Oil prices remain over $22/ barrel. Natural gas continues to trade around the $2.75/ mcf level. Day rates are rising for the service companies and rig counts are increasing commensurate with higher drilling budgets.

PORTFOLIO HIGHLIGHTS
    Technology was the best performing sector in most major indices over the past 12 months. Regardless of your personal exposure to these stocks, it was impossible not to notice the effect technology was having on popular culture. Long a bellwether for technology, the Nasdaq joined the S&P 500 and the Dow Jones Industrial Average as a core benchmark of performance seemingly overnight, inasmuch as it became a gold standard of investing and drove the performance of most major indices. It was also a major contributor to the Fund's performance over the past 12 months. The Fund benefited from holdings in semiconductors and semiconductor capital equipment, as these companies offered the best trade-off between valuation, near-term business dynamics and long-term growth.
    Energy also contributed positively to the Fund's positive performance during the past 12 months. As oil rebounded off its low of $11/barrel in 1998, many of the energy companies returned to profitability and started showing huge free cash flow. Although we are bullish on energy, we prefer companies with natural gas exposure versus oil, which we believe removes some of the commodity price risk associated with OPEC. The supply and demand characteristics continue to bode well for future stock price appreciation within this group.
    Poor performing sectors over the past year included financials and consumer staples. As investors attempted to raise cash for technology purchases, they managed to sell many of the stocks in these groups down to levels they had not seen in years.

LOOKING FORWARD
    We expect continued volatility in the markets. Feeding the skeptics, we expect continued rate hikes by the Federal Reserve, emerging signs of inflationary prospects (consumer spending, low unemployment and higher energy costs) and an increasingly leveraged and skittish individual investor. Conversely, bulls will counter these issues by pointing to their expectations for companies' strong earnings results over the next few weeks and the continued strength of the U.S. economy. Regardless of future market action, we continue to believe our process will deliver incremental returns and risk diversification for our investors.

26
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                               AS OF MARCH 31, 2000

-----------------------------------------------------------------------
                                              One           Annualized
                                             Year            Inception
                                            Return           to Date2
-----------------------------------------------------------------------
  PBHG Mid-Cap Value Fund                   42.21%            36.51%
-----------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                   INVESTMENT IN THE PBHG MID-CAP VALUE FUND,
                   VERSUS THE S&P MID CAP 400 INDEX, S&P BARRA
                   MID-CAP VALUE INDEX AND THE LIPPER MID-CAP
                               VALUE FUNDS AVERAGE
[LINE CHART OMITTED]

           PBHG Mid-Cap         S&P 400     Lipper Mid-Cap Value  S&P Barra MidCap
            Value Fund     Mid-Cap Index(3)   Funds Average(5)     Value Index(4)
4/30/97       $10000           $10000            $10000              $10000
5/31/97        10740            10874             10834               10638
6/30/97        11410            11180             11257               10926
7/31/97        12890            12285             12024               11733
8/31/97        13240            12271             12066               11811
9/30/97        14300            12976             12784               12472
10/31/97       13760            12411             12367               12100
11/30/97       13870            12595             12432               12402
12/31/97       14148            13083             12677               13147
1/31/98        14138            12834             12532               12845
2/28/98        15443            13896             13448               13795
3/31/98        16106            14523             14070               14440
4/30/98        16422            14787             14210               14533
5/31/98        15717            14123             13643               13946
6/30/98        15896            14211             13560               13842
7/31/98        15580            13660             12760               13240
8/31/98        12769            11119             10526               11072
9/30/98        13906            12157             11043               11933
10/31/98       15358            13243             11766               12874
11/30/98       16538            13904             12209               13174
12/31/98       18087            15584             12765               13761
1/31/99        18122            14977             12521               13042
2/28/99        17023            14193             11928               12419
3/31/99        17451            14589             12223               12653
4/30/99        17764            15740             13253               13878
5/31/99        18666            15808             13459               14104
6/30/99        20042            16656             13926               14542
7/31/99        20215            16301             13638               14349
8/31/99        19487            15742             13061               13805
9/30/99        19174            15256             12697               13125
10/31/99       19313            16033             12859               13388
11/30/99       20007            16875             13178               13658
12/31/99       22017            17878             13939               14080
1/31/2000      20903            17374             13339               13472
2/29/2000      21622            18590             13609               12978
3/31/2000      24818            20146             14789               14964

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Large Cap Value Fund commenced operations on December 31, 1996.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Multi-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Basic Materials       2%
Consumer Cyclical    10%
Consumer Non-Cyclical 5%
Energy               22%
Financial            15%
Health Care           6%
Industrial            8%
Services              6%
Technology            7%
Utilities             8%
Cash                 11%
% OF TOTAL PORTFOLIO INVESTMENTS

           TOP TEN HOLDINGS - MARCH 31, 2000
Unitedglobalcom, Cl A                             2.8%
Baker Hughes                                      2.3%
Fortune Brands                                    2.3%
Providian Financial                               2.0%
Networks Associates                               2.0%
Scripps (E.W.), Cl A                              2.0%
Protective Life                                   2.0%
EOG Resources                                     1.9%
Weatherford International                         1.9%
Constellation Energy Group                        1.9%
-------------------------------------------------------
% of Total Portfolio Investments                 21.2%

27
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG SMALL CAP VALUE FUND

PORTFOLIO PROFILE
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations similar to companies represented by the Russell 2000 Index, that are considered to be relatively undervalued based on certain proprietary measures of value.

STRATEGY: In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

PERFORMANCE
    For the quarter ended March 31, 2000, the PBHG Small Cap Value Fund's total return was 21.20% versus 7.08% and 3.82% for the Russell 2000 and Russell 2000 Value respectively. For the fiscal year, the Fund's total return was 64.76% versus 37.29% for the Russell 2000 and 13.24% for the Russell 2000 Value. In a quarter and a year that was dominated by growth stocks, we were very pleased with the Fund's returns. We hope we filled an important role in your diversified portfolio and look forward to serving you again in fiscal year 2001.
    As our process dictates, we continue to focus on companies whose prices are commensurate with their near-term business dynamics and long-term growth potential. In select cases we feel that the market provided us with the opportunity to own exceptional companies with great management teams, strong operating histories and improving near-term and long-term prospects. It was these companies that contributed to the bulk of your out-performance vs. the Russell 2000 and Russell 2000 Value benchmarks during the past 12 months.
    The most gratifying performance came from the Fund's energy companies. These companies possess the attributes that we seek in potential portfolio additions: great near-term results, solid long-term growth prospects and attractive valuations. Although the energy stocks in your Fund have done well recently, we remain bullish as a result of the continually improving near-term dynamics. Oil prices remain over $22/ barrel. Natural gas continues to trade around the $2.75/ mcf level. Day rates are rising for the service companies and rig counts are increasing commensurate with higher drilling budgets.

PORTFOLIO HIGHLIGHTS
    As has been well reported, technology was the best performing sector in most major indices over the past 12 months. Regardless of your personal exposure to these stocks, it was impossible not to notice the effect technology was having on popular culture. Almost overnight, technology bellwether the Nasdaq joined the S&P 500 and the Dow Jones Industrial Average as a core benchmark of performance. Concurrently, it became a gold standard of investing and drove the performance of most major indices. It was also a major contributor to the Fund's performance over the past 12 months. The Fund primarily benefited from holdings in semiconductors and semiconductor capital equipment, as these companies offered the best trade-off between valuation, near-term business dynamics and long-term growth.
    Energy also contributed to the Fund's positive performance during the past 12 months. As oil rebounded off its low of $11/barrel in 1998, many of the energy companies returned to profitability and began exhibiting substantial free cash flow. Although we are bullish on energy, we prefer companies with natural gas exposure versus oil exposure, which we believe removes some of the commodity price risk associated with OPEC. The supply and demand characteristics continue to bode well for future stock price appreciation within this group in our opinion.
    Poor performing sectors over the past year included financials and consumer staples. As investors attempted to raise cash for technology purchases, they managed to sell many of the stocks in these groups down to levels they had not seen in years.

LOOKING FORWARD
    We expect continued volatility in the markets. Feeding the skeptics, we expect continued rate hikes by the Federal Reserve, emerging signs of inflationary prospects (consumer spending, low unemployment and higher energy costs) and an increasingly leveraged and skittish individual investor. Conversely, bulls will counter these issues by pointing to their expectations for strong earnings results over the next few weeks and the continued strength of the U.S. economy. Regardless of future market action, we continue to believe our process will deliver incremental returns and risk diversification for our investors.

28
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2000

---------------------------------------------------------------------------
                                              One               Annualized
                                             Year                Inception
                                            Return               to Date2
---------------------------------------------------------------------------
  PBHG Small Cap Value Fund                 64.76%                29.22%
---------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                     INVESTMENT IN THE PBHG SMALL CAP VALUE
                      FUND, VERSUS THE RUSSELL 2000 INDEX,
                     RUSSELL 2000 VALUE INDEX AND THE LIPPER
                          SMALL-CAP VALUE FUNDS AVERAGE

[LINE CHART OMITTED]
          PBHG Small Cap   Russell 2000     Lipper Small-Cap      Russell 2000
            Value Fund       Index(3)    Value Funds Average(5)  Value Index(4)
4/30/97      $10000         $10000             $10000               $10000
5/31/97       10880          11113              10913                10796
6/30/97       11800          11589              11503                11342
7/31/97       13070          12128              12145                11819
8/31/97       13370          12405              12440                12006
9/30/97       14550          13313              13278                12805
10/31/97      14210          12729              12902                12456
11/30/97      14200          12646              12818                12593
12/31/97      14539          12868              12959                13020
1/31/98       14518          12665              12745                12785
2/28/98       15615          13601              13593                13558
3/31/98       16227          14162              14199                14107
4/30/98       16438          14240              14359                14177
5/31/98       15520          13473              13801                13675
6/30/98       15098          13501              13548                13598
7/31/98       14402          12409              12604                12533
8/31/98       11490           9999              10415                10570
9/30/98       11838          10782              10765                11167
10/31/98      12872          11221              11215                11499
11/30/98      13811          11809              11720                11810
12/31/98      14703          12540              12129                12180
1/31/99       14410          12707              11929                11904
2/28/99       13237          11678              11116                11091
3/31/99       12831          11860              10948                11000
4/30/99       13429          12923              11933                12004
5/31/99       14004          13111              12348                12373
6/30/99       14962          13704              12940                12821
7/31/99       15255          13328              12816                12516
8/31/99       15131          12835              12320                12059
9/30/99       15131          12838              12072                11818
10/31/99      14771          12890              11856                11581
11/30/99      15605          13659              12277                11641
12/31/99      17443          15205              12869                11999
1/31/2000     17217          14961              12468                11685
2/29/2000     19845          17432              12970                12399
3/31/2000     21141          16283              13584                12458

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Mid-Cap Value Fund commenced operations on April 30, 1997.
3 The S&P Mid Cap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The S&P Barra Mid Cap Value Index is an unmanaged capitalization weighted index that consists of those securities in the S&P Mid Cap 400 Index with lower price to book ratios. The index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The index is not intended to imply the Fund's past or future performance.
5 The Lipper Mid-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Mid-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Basic Materials    4%
Consumer Cyclical 11%
Energy            17%
Financial         18%
Health Care        7%
Industrial        10%
Services           1%
Technology        22%
Transportation     2%
Utilities          1%
Cash               7%
% OF TOTAL PORTFOLIO INVESTMENTS

         TOP TEN HOLDINGS - MARCH 31, 2000
Santa Fe Synder                                   2.8%
EOG Resources                                     2.5%
Glenayre Technologies                             2.1%
Affiliated Managers Group                         1.9%
Sonic Foundry                                     1.9%
Harman International                              1.8%
Alpharma, Cl A                                    1.8%
Kinder Morgan                                     1.7%
BancWest                                          1.7%
Aeroflex                                          1.7%
-------------------------------------------------------
% of Total Portfolio Investments                 20.0%

29
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG FOCUSED VALUE FUND

PORTFOLIO PROFILE
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of large, medium and small companies which are considered to be relatively undervalued based on certain proprietary measures of value.

INVESTS IN: The Fund, a non-diversified portfolio, intends to invest a majority of its assets in equity securities deemed to be undervalued. Use of our disciplined approach may result in investment selections that are considerably out of favor or contrary to the conventional investment consensus. The Fund may invest in securities of companies that are considered financially sound based on their operating history, but which may be experiencing temporary earnings pressure due to adverse business conditions that may be company or industry specific or due to unfavorable publicity.

STRATEGY: The Fund takes a unique approach to value investing. When screening the universe of stocks, we discard the 25% of the universe which are the most expensive stocks (as most value investors would), but we also disregard the 25% of the universe that have the poorest business fundamentals, regardless of valuation. Thus, while most value investors love the cheapest stocks, we will only buy cheap stocks that have good profit prospects. Using this unique approach, we always balance a potential investment's valuation against its growth prospects.
    Our goal is to produce market-beating returns by concentrating assets in the most promising investment candidates we can identify. This concentrated approach will likely produce investment returns that vary considerably from the S&P 500 Index. The impact of a change in value, positive or negative, of a single holding may be magnified.

PERFORMANCE
    For the quarter ended March 31, 2000, the PBHG Focused Value Fund's total return was 29.53% versus 2.30% for the S&P 500 Index. For the fiscal year, the Fund's total return was 89.17% versus 17.94% for the S&P 500. In a quarter and a year that was dominated by growth stocks, we were very pleased with the Fund's returns. We hope we filled an important role in your diversified portfolio and look forward to serving you again in fiscal year 2001.
    As our process dictates, we continue to focus on companies whose price potential reflects their near-term business dynamics and long-term growth potential. In select cases, we feel that the market provided us with the opportunity to own exceptional companies with great management teams, strong operating histories and improving near-term and long-term prospects. It was these companies that contributed to the bulk of your out-performance versus the S&P 500 benchmarks during the past 12 months.
    The most gratifying performance contribution came from the Fund's energy companies. These companies possess the attributes that we seek in potential portfolio additions: great near-term results, solid long-term growth prospects and attractive valuations. Although the energy stocks in your Fund have done well recently, we remain bullish as a result of the continually improving near-term business dynamics. Oil prices remain over $22/barrel. Natural gas continues to trade around the $2.75/mcf level. Day rates are rising for the service companies and rig counts are increasing commensurate with higher drilling budgets.

PORTFOLIO HIGHLIGHTS
    Technology was the best performing sector in most major indices over the past 12 months. Regardless of your personal exposure to these stocks, it is impossible not to notice the effect this area will have on popular culture. Seemingly overnight, technology bellwether, the Nasdaq, joined the S&P 500 and the Dow Jones Industrial Average as a core benchmark of broad market performance. In the process, it became a gold standard of investing and drove the performance of most major indices. All of this notwithstanding, technology was a major contributor to the Fund's performance over the past 12 months. The Fund primarily benefited from holdings in semiconductors and semiconductor capital equipment, as these companies offered the best trade-off between valuation, near-term business dynamics and long-term growth.
    Energy also contributed to the Fund's positive performance during the past 12 months. As oil rebounded off its low of $11/barrel in 1998, many of the energy companies returned to profitability and began exhibiting substantial free cash flow. Although we are bullish on energy, we prefer companies with natural gas exposure versus oil exposure. We believe that this removes some of the commodity price risk associated with OPEC. In our opinion, the supply and demand characteristics continue to bode well for future stock price appreciation within this group.
    Poor performing sectors over the past year included financials and consumer staples. As investors attempted to raise cash for technology purchases, they managed to sell many of the stocks in these groups down to price levels that had not been seen in years.

LOOKING FORWARD
    We expect continued volatility in the markets. Feeding the skeptics, we expect further rate hikes by the Federal Reserve, emerging signs of inflationary prospects (consumer spending, low unemployment and higher energy costs) and an increasingly leveraged and skittish individual investor. Conversely, bulls will counter the skeptics by pointing out their expectations for strong earnings results over the next few weeks and the continued strength of the U.S. economy. Regardless of future market action, we continue to believe our process will deliver incremental returns and risk diversification for our investors.

30
[LOGO OMITTED]

THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                             AS OF MARCH 31, 2000

------------------------------------------------------------------------
                                              One           Annualized
                                             Year            Inception
                                            Return           to Date2
------------------------------------------------------------------------
  PBHG Focused Value Fund                   89.17%            77.76%
------------------------------------------------------------------------

                     COMPARISON OF CHANGE IN THE VALUE OF A
                            $10,000 INVESTMENT IN THE
                            PBHG FOCUSED VALUE FUND,
                            VERSUS THE S&P 500 INDEX
                            AND THE LIPPER MULTI-CAP
                               CORE FUNDS AVERAGE
[LINE CHART OMITTED]
          PBHG Focused    S&P 500     Lipper Multi-Cap Core
           Value Fund     Index(3)      Funds Average(4)
2/28/99     $10000          $10000          $10000
3/99         10205           10400           10339
4/99         10127           10803           10801
5/99         10517           10548           10675
6/99         11395           11133           11231
7/99         11620           10786           10966
8/99         11639           10732           10761
9/99         11717           10438           10511
10/99        12068           11098           11003
11/99        12976           11324           11397
12/99        14903           11991           12277
1/00         16176           11388           11826
2/00         16854           11173           12176
3/00         19304           12266           12993

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Small Cap Value Fund commenced operations on April 30, 1997.
3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
4 The Russell 2000 Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
5 The Lipper Small-Cap Value Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical    12%
Consumer Non-Cyclical 2%
Energy                8%
Financial            25%
Health Care           7%
Industrial            6%
Services              8%
Technology           10%
Utilities             4%
Cash                 18%
% OF TOTAL PORTFOLIO INVESTMENTS

        TOP TEN HOLDINGS - MARCH 31, 2000
Fleet Boston Financial                            5.5%
Minnesota Mining & Manufacturing                  5.5%
Federal Home Loan Mortgage                        5.4%
Comcast, Cl A                                     5.1%
Baker Hughes                                      4.7%
Sonic Foundry                                     4.2%
Pharmacia & Upjohn                                4.2%
General Motors                                    4.2%
Providian Financial                               4.1%
Bank One                                          4.0%
-------------------------------------------------------
% of Total Portfolio Investments                 46.8%

31
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
THE PBHG FUNDS, INC.
PBHG INTERNATIONAL FUND

PORTFOLIO PROFILE

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN:  Equity securities of non-U.S. companies.

STRATEGY: The Fund invests primarily in a diversified portfolio of equity securities of non-U.S. issuers. Country selection is a significant part of the investment process employed by Murray Johnstone International Limited, the Fund's sub-adviser. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers in at least three countries other than the United States. The Fund may invest more than 25% of its total assets in the securities of issuers whose principal activities are in specific countries or geographic regions, including emerging markets. The term "emerging markets" applies to any country which is generally considered to be an emerging or developing country by the international financial community.

PERFORMANCE
    The year to 31 March, 2000 divided starkly into two parts: markets surged in the latter part of 1999 on a combination of enthusiasm for the "TMT" stocks - technology, media and telecommunications, and the abundant liquidity provided by central banks to ensure that Y2K did not lead to a shortfall in cash and panic in financial markets. This euphoria spread from the US to Europe and the Far East and led to dynamic returns for investors. In January 2000, we saw the first signs that there was another side to the market and that valuations attached to some "new economy" stocks might be over-optimistic. During the next three months sentiment swung between support for new economy and "old economy" stocks, to the extent that for the first quarter of 2000, the EAFE Index was almost unchanged. Over the year, the MSCI EAFE Index returned 25.1% while the Fund returned 19.3%.

MARKET REVIEW
    The European markets saw a solid year but returns were volatile through the period. The portfolio return lagged the index due to the underperformance of the financials and "value" stocks for much of the period. The portfolio was beginning to close the performance gap in Europe towards the end of the year when sentiment turned away from "TMT" stocks. During 1999 the Euro itself was one of the key themes. Our view was that the weak Euro was a reflection of weaker economic growth but that in time the cheaper currency would bring benefits to the region in terms of more competitive exports and a more vibrant manufacturing sector. These conditions are now in evidence; manufacturing is leading the recovery and consumer confidence is improving. The European Central Bank adjusted rates up modestly during the period but this was only a reflection of the return to growth. At the same time, the single currency continued to encourage a high level of merger activity leading to exceptional performances in the case of certain stocks. The portfolio was invested in the mobile phone group, Mannesmann, which was subject to a hostile bid from VodafoneAirtouch. The market perception was that the two companies were a good fit and both stocks appreciated strongly.
    The solid performance of the Japanese market slowed late in the year but stock selection continued to add value to returns. The economy showed pockets of strength: profits were revised up and overtime was increasing. Consumer confidence was improving and consumption was expected to pick up through 2000, in spite of two weak quarters to end 1999. As in other markets, investor optimism focused on technology stocks. The portfolio benefited from a full exposure to the market and, in particular, to telecom stocks and other "net" beneficiaries. The portfolio returned 80.7% for the period versus 45.5% for the index.
    Investments in the Singapore market fared relatively poorly during the period. With Malaysia being readmitted to the major indices, investors increased their exposure, diverting assets from Singapore to achieve their target weighting. Hong Kong saw a strong market, returning 50.2%. The portfolio outperformed with a return of 84.8%, as investors increased their investment in Cheung Kong, the bell-weather stock for the market. The emerging markets performed strongly in both the latter half of 1999 and the first quarter of 2000. In Latin America lower inflation allowed the governments to continue to bring down interest rates, attracting buyers to equities. With the region up 52.7%, the portfolio underpeformed this figure but still returned a healthy 38.6%.
    During the year our investment policy was to trim the UK, take some profits from Japan and reinvest the proceeds in Europe. Our belief was that all the elements were in place in Europe for a pick up in profits and equity markets either late in 1999 or early in 2000. As it happened, this process commenced in 1999 but we believe it still has further to run. We have been focusing investments on Germany but the sale of Mannesmann temporarily reduced exposure to the market. This will be rebuilt. The reduction in the UK proved timely since this was the worst performing market in Europe in the first three months of 2000.

MARKET OUTLOOK
    The dynamic growth in the US economy was a fundamental driver of global recovery in the late 1990s. However, it is clear that the US has been growing at a rate in excess of the long-term sustainable rate of 4% (e.g., over 7.0% in the 4th quarter of 1999). We believe the Federal Reserve Board will move to slow this pace by continuing to raise rates. The impact of this policy on other economies and markets will vary from region to region. With the combination of strong retail demand and house price inflation in the UK, the government will continue to have a bias towards tightening. In Europe, growth appears to be much more soundly based in 2000 than it was in 1999. Accordingly, there will be pressures to follow the Fed lead but the pace of growth is much slower so there will not be the need for substantial rises. The first green shoots of growth in Japan are only now coming through. Although rates cannot fall in Japan, there will be no pressure to hike rates for some time. The situation is similar in China, which is only now recovering from a period of deflation. So, with the exception of the US and UK there the year should be relatively free of new interest rate "shocks", a situation which should allow markets to stabilize.
    With global growth continuing to gather momentum and higher interest rates largely confined to the US and UK, markets should recover their composure after the recent correction. Growth in Europe is clearly on an upward trend while in China which has been subdued in the current cycle, there are signs of a modest pick up. These areas will see a continuation of low interest rates and easy monetary policy, conditions which should favour growth, corporate profits and equity market returns. It is also apparent that while many companies have seen their stock price soar during 1999, many others have seen it plumb new lows so opportunities for cheap investments do exist. That being said, we believe technology will continue to be an important theme through 2000 but we will have to be selective in making investments in companies which will be "winners" since many of the new dot.coms may not be with us by the end of the year. Our focus will therefore be on those companies which have real businesses with earnings power. The key issue will be the valuation of stocks and investors will become increasingly critical of new economy companies which cannot convince the markets that their idea really will "fly".

32
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
THE PBHG FUNDS, INC.
INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

-----------------------------------------------------------------------------
                                 One      Annualized  Annualized Annualized
                                Year        3 Year      5 Year    Inception
                               Return       Return      Return     to Date2
-----------------------------------------------------------------------------
  PBHG International Fund      19.29%       12.42%      11.87%        8.52%
-----------------------------------------------------------------------------

                      COMPARISON OF CHANGE IN THE VALUE OF
                             A $10,000 INVESTMENT IN
                             THE PBHG INTERNATIONAL
                           FUND, VERSUS THE MSCI EAFE
                              INDEX AND THE LIPPER
                               INTERNATIONAL FUNDS
                                     AVERAGE
[LINE GRAPH OMITTED]
        PBHG International   MSCI EAFE     Lipper International
              Fund            Index(3)       Funds Average(4)
6/30/94     $10000             $10000           $10000
7/31/94      10060              10097            10274
8/31/94      10241              10336            10572
9/30/94      10040              10011            10314
10/31/94     10070              10344            10515
11/30/94      9679               9847            10003
12/31/94      9829               9909             9911
1/31/95       9163               9528             9427
2/28/95       8992               9501             9444
3/31/95       9204              10094             9762
4/30/95       9486              10474            10077
5/31/95       9355              10349            10168
6/30/95       9506              10167            10172
7/31/95       9748              10800            10718
8/31/95       9536              10388            10514
9/30/95       9698              10591            10673
10/31/95      9436              10306            10466
11/30/95      9657              10593            10582
12/31/95     10030              11020            10895
1/31/96      10383              11065            11142
2/29/96      10424              11103            11192
3/31/96      10635              11338            11385
4/30/96      10958              11668            11745
5/31/96      10887              11453            11723
6/30/96      10928              11517            11801
7/31/96      10464              11181            11368
8/31/96      10605              11206            11501
9/30/96      10837              11504            11752
10/31/96     10807              11386            11682
11/30/96     11270              11840            12190
12/31/96     11301              11687            12237
1/31/97      11291              11278            12207
2/28/97      11341              11463            12376
3/31/97      11351              11504            12408
4/30/97      11401              11565            12442
5/31/97      12107              12318            13179
6/30/97      12762              12997            13794
7/31/97      13045              13208            14188
8/31/97      11936              12221            13164
9/30/97      12752              12906            13984
10/31/97     11694              11914            12920
11/30/97     11583              11792            12810
12/31/97     11694              11895            12916
1/31/98      12192              12439            13220
2/28/98      12901              13238            14094
3/31/98      13333              13645            14817
4/30/98      13355              13753            15017
5/31/98      13189              13686            15038
6/30/98      13023              13790            14922
7/31/98      13565              13930            15140
8/31/98      11749              12204            12987
9/30/98      11428              11830            12523
10/31/98     12347              13063            13454
11/30/98     13067              13732            14147
12/31/98     13183              14274            14584
1/31/99      13242              14232            14709
2/28/99      13020              13893            14323
3/31/99      13522              14472            14825
4/30/99      14023              15059            15512
5/31/99      13114              14283            14880
6/30/99      13638              14840            15659
7/31/99      13650              15281            16144
8/31/99      13778              15337            16267
9/30/99      13883              15491            16332
10/31/99     14151              16072            16959
11/30/99     15188              16630            18270
12/31/99     16678              18123            20466
1/31/2000    15332              16971            19318
2/29/2000    15594              17428            20492
3/31/2000    16129              18104            20650

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Focused Value Fund commenced operations on February 12, 1999.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
4 The Multi-Cap Core Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                     COUNTRY WEIGHTINGS - AT MARCH 31, 2000
                              [PIE CHART OMITTED]
                                  Argentina 2%
                                   Belgium 1%
                                  Australia 1%
                                   Brazil 4%
                                   Denmark 1%
                                   Finland 3%
                                   France 6%
                                  Germany 11%
                                  Hong Kong 1%
                                   Hungary 1%
                                   Ireland 1%
                                    Italy 5%
                                   Japan 27%
                                   Mexico 5%
                                 Netherlands 6%
                                 New Zealand 1%
                                  Singapore 2%
                                    Spain 3%
                                   Sweden 3%
                                 Switzerland 3%
                               United Kingdom 13%
                        % OF TOTAL PORTFOLIO INVESTMENTS

               TOP TEN HOLDINGS - MARCH 31, 2000
Bayer                                             5.0%
Union Electrica Fenosa                            2.6%
TDK                                               2.4%
Fomento Economico ADR                             2.4%
Telenorte Lest Part ADR                           2.4%
Nokia Oyj/Nok1v.He                                2.3%
Telecom Italia                                    2.3%
Marschollek Lauten                                2.2%
NTT                                               2.2%
SKF                                               2.1%
-------------------------------------------------------
% of Total Portfolio Investments                 25.8%

33
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
THE PBHG FUNDS, INC.
PBHG CASH RESERVES FUND

PORTFOLIO PROFILE
OBJECTIVE: Preserve principal value & maintain a high degree of liquidity while providing current income.
INVESTS IN:  Money market securities.
STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.

PERFORMANCE
    For the twelve months ended March 31, 2000, the PBHG Cash Reserves Fund returned 4.81% compared to 4.72% for the Lipper Money Market Funds Average.

MARKET HIGHLIGHTS
    Buoyed by the strong employment environment, solid wage gains and growing net worth created by positive equity returns, consumer spending remains the strongest driver of the domestic economy. Historically, an advance in wage pressures would have been expected with such a low level of unemployment, but gains in productivity have continued to thwart this threat. However, with little evidence of a slowdown coming in the US, and an improving global prognosis following the dire straits of 1998, the Federal Reserve (the "Fed") raised the Fed Funds rate five times over the last year, by a total of 125 basis points, in a preemptive effort to slow the economy.
    A unique concern for money market investors in the past year was the anxiety in the short-term markets leading up to December 31, and the much anticipated transition across year-end. By the early fall, many typical corporate borrowers in the US short-term market began to extend the maturities of their borrowing in preparation for higher short-term interest rates and to assure access to financing across this critical year end date. At this time forward interest rates implied a high level of uncertainty and offered high yield premiums to attract lenders and investors, and fears rose in the market concerning the potential for a liquidity crisis. The Fed took an active role in calming these Y2K related fears as it implemented innovative financing programs for banks and dealers. These added liquidity measures, when combined with larger than normal cash balances held by investors, eventually provided so much liquidity that overnight financing rates were as low as 1% by the end of December. This is a good example of the system working to put safety before yield. In fact, yields recovered to normal levels as soon as we entered 2000.
    Spurred upward by the Fed's 125 basis point total rate rise, short-term rates on March 31, 2000 were much higher than a year ago. The yield on the three-month and one year Treasuries had risen by 142 and 163 basis points to 5.90% and 6.25%, respectively. The full yield curve inverted in the final quarter of this reporting period as yields on longer-term issues actually declined, supported by the Treasury's announced cutback in issuance, planned buyback of outstanding debt and equity market volatility.
    The strong economic growth evident at the end of 1999 and into the first quarter of 2000 will keep the Federal Reserve in a tightening mode as we move forward. As "old-economy versus new economy" debates continue on the appropriate level for non-inflationary GDP growth, the Fed thinks the current rate of growth is too fast. In our opinion, absent a significant jump in inflation, the Fed will stick to a gradual approach of raising rates to slow this pace of growth.

PORTFOLIO HIGHLIGHTS
    During 1999, we shortened the average maturity of the Fund in order to be able to respond quickly in the rising rate environment. As Y2K fears heightened during the fourth quarter of 1999, we felt it prudent to increase the level of liquidity in the Fund. This higher level of liquidity did result in less yield over the last couple of days of 1999, but in our opinion it ensured that shareholders of the Fund were protected. With the threats of a Y2K meltdown now behind us, we are now fully focused on the continuing willingness of the Fed to raise rates. In this environment we feel the best strategy is to concentrate investments in shorter maturity securities. We believe this stance will allow the portfolio to "turn-over" quicker, hopefully replacing lower yielding securities with higher yielding securities in the process. Additionally, we will opportunistically invest in longer issues when the market fully prices in additional rate hikes.

34
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
THE PBHG FUNDS, INC.

   COMPARISON OF TOTAL RETURN, AS OF MARCH 31, 2000 FOR THE PBHG CASH RESERVES
              FUND, VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE1

[BAR CHART OMITTED]
PBHG CASH RESERVES FUND
ONE YEAR 4.81%

LIPPER MONEY MARKET FUNDS AVERAGE(2)
ONE YEAR 4.72%

1    Performance is historical and not indicative of future results.
2 The Lipper Money Market Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Money Market category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The index is not intended to imply the Funds past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Certificates of Deposit 2%
Government Bonds        1%
Commercial Paper       10%
Corporate Obligations   1%
Cash                   86%
% OF TOTAL PORTFOLIO INVESTMENTS

35
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
THE PBHG FUNDS, INC.
PBHG TECHNOLOGY & COMMUNICATIONS FUND

PORTFOLIO PROFILE
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: Companies whose products or services are based on or delivered with technology. Also invests in companies that link businesses, consumers and other entities through communications technology.
STRATEGY: The Fund's strategy is to invest in technology and related companies that are exhibiting business momentum. As of the year ending March 31, 2000, the Fund's 86 holdings ranged from $548 million to $84 billion in market capitalization. At year end, the average holding in the Fund had a market capitalization of $13 billion. In addition to the bottoms-up approach to selecting individual companies, the Fund also focuses on specific sub-sector weightings within the technology and telecommunications industries.

PERFORMANCE
    The PBHG Technology and Communications Fund returned 234.0% compared with the 133.7% return of the Pacific Stock Exchange (PSE) High Technology Index and 170.1% of the Soundview Technology Index for the year ended March 31, 2000. In addition, the Fund significantly outpaced broader indices such as the S&P 500, which was up 17.9% over the same time period.

PORTFOLIO HIGHLIGHTS
    In our opinion, the 12 month period ending March 31, 2000 can only be described as one of the most exhilarating and volatile periods for the technology and telecommunications sector. Needless to say, technology investors reaped the rewards of the accelerating growth and valuations in the sector. This bifurcation between the "old economy" and "new economy" was never more apparent than in the equity markets this past year. Our emphasis on the "new economy" companies contributed to the strong results. In addition, we believe the Fund was well positioned in the right sub-sectors of the technology and communications universe throughout most of the past twelve months.
    The Fund had significant weightings in the semiconductor, semiconductor capital equipment, and Internet sub-sectors (particularly the portals and business-to-consumer companies) at the start of the fiscal year. As we approached the end of calendar year 2000, we shifted the focus of the Fund more towards the telecommunications systems and component suppliers (both wireline and wireless) as well as the business-to-business (B2B) applications and software companies. This was at the expense of semiconductors and related equipment. The year 2000 date changeover (Y2K) was one of the dominant issues throughout the year, not only for the technology sector but nearly every aspect of the global economy. The potential disruptions were well documented by the press and by Wall Street prognosticators. The reality was that Y2K had minimal negative impacts. There were companies that stockpiled inventory and others that delayed purchases until after the New Year. However, the companies in the Fund saw minimal, if any, impact to their operations. In fact, the majority of the portfolio companies experienced improving business conditions or "business momentum" through year-end.
    One of our main themes throughout the past 12 months has been the evolution of the global telecommunications network infrastructure. With the massive build-outs of new age fiber networks, both on a domestic as well as global scale, we believe the main beneficiaries of these network buildouts continue to be the telecommunications systems and component vendors. In fact, business momentum for these vendors improved throughout the year. This became evident as the service providers began to "light up" the networks and expand the capacity of the fiber to meet accelerating bandwidth demands. In addition, the need to route greater amounts of data around the globe efficiently and thereby replace the antiquated, voice centric circuit switch network drove the demand for next generation products. We continue to believe the growth of the Internet and data intensive applications continue to fuel demand for bandwidth both by businesses and consumers. No matter how this bandwidth is delivered, (either via a wireline connection through copper, fiber, or coaxial or wireless connection) the demand for telecommunications equipment and components will further accelerate in our opinion. Another area of focus for the Fund throughout the year was the broadly defined Internet infrastructure group. These companies range from those that provide data center space that house web sites to those that enable dynamic wireless Internet capabilities to those that more efficiently deliver content to the end user.
    Early in 2000, we significantly reduced the Fund's exposure in the Internet portal and business to consumer (B2C) companies. While we continue to be long-term believers that the Internet will have a significant impact on the way B2C commerce is conducted, many companies in this area have broken business models and with the Christmas selling season behind us, their inherent seasonality is now a negative. The entrance by the traditional bricks and mortar retailing giants onto the e-commerce battlefield only heightens the concerns regarding sustainable business models and eventual profitability. We believe those companies that establish Internet brand recognition and create a business model characterized by expanding margins will ultimately thrive.
    As of the time of this writing, technology stocks have experienced a significant correction both over the last two weeks of the first quarter as well as the first few weeks of the second quarter. We have no way of calling the bottom, but we strongly believe what we have experienced to date is a "valuation correction" and in no way is reflective of the business fundamentals for the companies in the portfolio. The March quarter earnings reports, although still early in the reporting season, have been terrific and would expect that to continue the next few weeks. We remain positive on the technology sector long-term and now with stock prices much lower, our conviction has risen commensurately.

36
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
THE PBHG FUNDS, INC.

INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                            AS OF MARCH 31, 2000

-------------------------------------------------------------------------------
                                               One       Annualized Annualized
                                              Year         3 Year    Inception
                                             Return        Return     to Date2
-------------------------------------------------------------------------------
  PBHG Technology & Communications Fund      233.99%       88.64%        66.99%
-------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                  IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND,
                  VERSUS THE SOUNDVIEW TECHNOLOGY INDEX AND THE
                    LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE
[LINE CHART OMITTED]
          PBHG Technology &  Soundview Technology   Lipper Science & Technology
         Communication Fund        Index(3)                Funds Average(4)
9/30/95         $10000           $10000                       $10000
10/31/95         10800            10368                         9841
11/30/95         11720            11079                         9965
12/31/95         11602            10533                         9591
1/31/96          11462            10446                         9574
2/29/96          12562            11128                        10039
3/31/96          12482            10831                         9767
4/30/96          14132            12557                        10831
5/31/96          15303            13442                        11248
6/30/96          14973            12235                        10511
7/31/96          13712            11006                         9512
8/31/96          14963            12002                        10133
9/30/96          16643            13468                        11270
10/31/96         16793            13286                        11112
11/30/96         17663            14813                        12042
12/31/96         17916            13842                        11777
1/31/97          18539            15118                        12522
2/28/97          16580            13942                        11477
3/31/97          14927            12988                        10636
4/30/97          15437            13353                        10947
5/31/97          18100            15145                        12435
6/30/97          18641            15181                        12589
7/31/97          20865            17578                        14207
8/31/97          20773            18116                        14207
9/30/97          22416            18555                        14924
10/31/97         19732            16406                        13635
11/30/97         19151            16227                        13517
12/31/97         18511            15133                        13184
1/31/98          17697            15504                        13520
2/28/98          19850            17507                        15071
3/31/98          20643            17427                        15508
4/30/98          21061            18623                        16114
5/31/98          19047            16872                        14962
6/30/98          20332            17789                        16123
7/31/98          19186            17415                        15865
8/31/98          16004            13427                        12690
9/30/98          17997            15450                        14377
10/31/98         18072            16976                        15400
11/30/98         20322            18826                        17480
12/31/98         23324            21537                        20327
1/31/99          28435            24899                        23553
2/28/99          25325            21781                        21523
3/31/99          30000            23314                        23965
4/30/99          31653            23997                        24725
5/31/99          30120            24762                        24376
6/30/99          34622            27911                        27306
7/31/99          34067            27977                        27006
8/31/99          36916            29675                        28454
9/30/99          37916            30310                        29464
10/31/99         45517            33603                        32675
11/30/99         54107            39615                        38449
12/31/99         80210            49489                        48346
1/31/2000        82496            48149                        47161
2/29/2000       117027            62909                        59956
3/31/2000       100197            63040                        57072

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2 The PBHG Technology & Communications Fund commenced operations on September 29, 1995.
3 The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Science & Technology Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                SECTOR WEIGHTINGS - AT MARCH 31, 2000
[PIE CHART OMITTED]
Consumer Cyclical 2%
Industrial        2%
Services          1%
Technology       95%
% OF TOTAL PORTFOLIO INVESTMENTS

          TOP TEN HOLDINGS - MARCH 31, 2000
InfoSpace                                         6.2%
JDS Uniphase                                      4.0%
SDL                                               2.8%
Sycamore Networks                                 2.6%
Brocade Communications Systems                    2.6%
Rare Medium Group                                 2.5%
Veritas Software                                  2.4%
Broadcom                                          2.4%
Juniper Networks                                  2.4%
Network Solutions                                 2.3%
-------------------------------------------------------
% of Total Portfolio Investments                 30.3%

37
[LOGO OMITTED]

THE PBHG FUNDS, INC.
PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO PROFILE
OBJECTIVE:  Growth of capital.
INVESTS IN: Equity securities of small companies having a market capitalization or annual revenues of up to $750 million.
STRATEGY: The Fund invests in companies poised for rapid and dynamic growth ("growth companies") and companies that are undervalued or overlooked by the market ("value securities") in a proportion that depends on the Advisers' view of current economic or market conditions and their long-term investment outlook.

PERFORMANCE
    The PBHG Strategic Small Company Fund returned 99.74% for the fiscal year ended March 31, 2000. The performance breakdown showed the growth portion of the portfolio returning 149.48% and the value portion contributing 70.95%. This performance compares favorably to the 37.29% and 59.06% returns of the Russell 2000 and the Russell 2000 Growth Indexes, respectively and the 96.44% and 17.32% return of the average mutual fund in Lipper's Small Cap Growth and Small Cap Value categories, respectively. As has historically been the case, the Fund was heavily weighted in the technology sector for the majority of the year, which contributed to its performance in comparison to its benchmarks.
    The mandate of the Fund is to provide strong growth potential in an up market cycle via the growth style employed by Pilgrim Baxter & Associates, while moderating the risk of a down market with the value style utilized by Pilgrim Baxter Value Investors, Inc. Since inception, the Fund has maintained a neutral allocation (approximately 50/50) between the two styles, with adjustments for market movements made with the flow of funds into and out of the Fund. At March 31, 2000 the split of assets was 56% growth and 44% value.

PORTFOLIO HIGHLIGHTS -- VALUE
    As our process dictates, we continue to focus on companies whose prices are commensurate with their near-term business dynamics and long-term growth potential. In select cases we feel that the market provided us with the opportunity to own exceptional companies with great management teams, strong operating histories and improving near-term and long-term prospects. It was these companies that contributed to the bulk of your out-performance vs. the Russell 2000 and Russell 2000 Value benchmarks during the past 12 months.
    The most gratifying performance came from the Fund's energy companies. These companies possess the attributes that we seek in potential portfolio additions: great near-term results, solid long-term growth prospects and attractive valuations. Although the energy stocks in your Fund have done well recently, we remain bullish as a result of the continually improving near-term dynamics. Oil prices remain over $22/ barrel. Natural gas continues to trade around the $2.75/ mcf level. Day rates are rising for the service companies and rig counts are increasing commensurate with higher drilling budgets.
    As has been well reported, Technology was the best performing sector in most major indices over the past 12 months. Regardless of your personal exposure to these stocks, it was impossible not to notice the effect technology was having on popular culture. Almost overnight, technology bellwether the NASDAQ joined the S&P 500 and the Dow Jones Industrial Average as a core benchmark of performance. Concurrently, it became a gold standard of investing and drove the performance of most major indices. It was also a major contributor to the Fund's performance over the past 12 months. The Fund primarily benefited from holdings in semiconductors and semiconductor capital equipment, as these companies offered the best trade-off between valuation, near-term business dynamics and long-term growth.
    Energy also contributed to the Fund's positive performance during the past 12 months. As oil rebounded off its low of $11/barrel in 1998, many of the energy companies returned to profitability and began exhibiting substantial free cash flow. Although we are bullish on energy, we prefer companies with natural gas exposure versus oil exposure, which removes some of the commodity price risk associated with OPEC. The supply and demand characteristics continue to bode well for future stock price appreciation within this group.
    Poor performing sectors over the past year include financials and consumer staples. As investors attempted to raise cash for technology purchases, they managed to sell many of the stocks in these groups down to levels they had not seen in years.

PORTFOLIO HIGHLIGHTS -- GROWTH
    The overwhelming majority of the growth portion if the Fund's holdings performed extremely well during the fiscal year. In fact, the Fund had positions in over 50 stocks that increased by more than 100%.
    The Fund's five best performing positions were: Applied Micro Circuits Corp
(AMCC), JDS Uniphase (JDSU) QLogic (QLGC), Sandisk Corporation (SNDK) and Broadvision Inc. (BVSN) which returned 1,304%, 737%, 707%, 595% and 577%, respectively.
    Although the majority of the Fund's investments provided positive contributions to performance during the fiscal year, we did experience some disappointments. Examples of these include: Bluestone Software Inc. (BLSW), Biosite Diagnostics Inc. (BSTE), Carrier Access Group (CACS), Concentric Network Corp. (CNCX), and Telebanc Financial Corp. (TBFC). Each of these companies lost between 60% and 45% of their value during the fiscal year and was, with the exception of Bluestone Software Inc., eliminated from the portfolio.
As is usually the case with our underperformers, these companies failed to maintain earnings growth or posted operating results that disappointed investors.
    As is typical of our growth style of investing, we were overweighted in the technology sector and exposure for the fiscal year averaged over 59%. While the technology sector clearly dominated the returns of the portfolio, contributing over 92% to the return of the growth portion of the Fund, other sectors also had a positive impact. The industrial sector, with an average weight of 6.8%, contributed over 7% to the total return. The healthcare and consumer cyclical sectors each contributed over 5% to the return. The financial and energy sectors, small though their weightings may have been, both had a negative impact on the Fund, contributing -0.29% and -0.06%, respectively.
    The PBHG Strategic Small Company Fund provided extraordinary investment performance results during the fiscal year ended March 31, 2000. These results were generated in an environment that was extremely favorable to the technology stocks in which the fund was concentrated. We urge investors to maintain realistic expectations of future performance and understand that these types of results are unlikely to be sustained. In the last few months, global equity markets have become increasingly volatile given the large advances in equity valuations, the Federal Reserve's dedication to increasing interest rates in order to preserve slow economic growth and the nervous investment sentiment that these market conditions create. We remain positive in our long-term outlook for the high quality rapidly growing companies in which the Fund invests and believe our strategy will continue to be successful over the long haul.

38
[LOGO OMITTED]

THE PBHG FUNDS, INC.

INVESTMENT FOCUS STYLE / MARKET CAPITALIZATION
[CHART OMITTED]

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2000

------------------------------------------------------------------------------
                                             One       Annualized Annualized
                                            Year         3 Year    Inception
                                           Return        Return     to Date2
------------------------------------------------------------------------------
  PBHG Strategic Small Company Fund        99.74%        38.78%        30.39%
------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND, VERSUS THE RUSSELL 2000 INDEX AND THE
                     LIPPER SMALL-CAP GROWTH FUNDS AVERAGE
[LINE CHART OMITTED]

        PBHG Strategic Small  Russell 2000  Lipper Small-Cap Growth
            Company Fund        Index(3)       Funds Average(4)
12/31/96        $10,000          $10,000          $10,000
1/31/97         $10,120          $10,200          $10,242
2/28/97          $9,350           $9,952           $9,549
3/31/97          $8,860           $9,483           $8,881
4/30/97          $8,750           $9,509           $8,746
5/31/97         $10,270          $10,567          $10,003
6/30/97         $11,130          $11,020          $10,582
7/31/97         $12,170          $11,533          $11,286
8/31/97         $12,410          $11,797          $11,475
9/30/97         $13,440          $12,660          $12,415
10/31/97        $12,820          $12,104          $11,786
11/30/97        $12,520          $12,026          $11,535
12/31/97        $12,567          $12,236          $11,593
1/31/98         $12,502          $12,043          $11,420
2/28/98         $13,439          $12,933          $12,382
3/31/98         $13,870          $13,467          $12,990
4/30/98         $13,999          $13,541          $13,126
5/31/98         $12,922          $12,812          $12,242
6/30/98         $13,073          $12,839          $12,563
7/31/98         $12,244          $11,800          $11,675
8/31/98          $9,466           $9,508           $9,149
9/30/98         $10,004          $10,252           $9,877
10/31/98        $10,381          $10,671          $10,333
11/30/98        $11,501          $11,230          $11,232
12/31/98        $12,835          $11,924          $12,456
1/31/99         $13,105          $12,083          $12,765
2/28/99         $11,957          $11,104          $11,623
3/31/99         $11,856          $11,278          $12,142
4/30/99         $12,092          $12,288          $12,646
5/31/99         $12,576          $12,468          $12,756
6/30/99         $13,937          $13,032          $13,918
7/31/99         $13,960          $12,674          $13,907
8/31/99         $14,083          $12,205          $13,757
9/30/99         $14,308          $12,208          $14,156
10/31/99        $14,815          $12,257          $14,972
11/30/99        $16,209          $12,989          $16,973
12/31/99        $19,482          $14,459          $20,183
1/31/00         $19,188          $14,227          $19,961
2/29/00         $24,796          $16,576          $25,151
3/31/00         $23,682          $15,484          $23,521

1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2    The PBHG Strategic Small Company Fund commenced operations on December 31,
     1996.
3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2000
                              [PIE CHART OMITTED]
                               Basic Materials 2%
                             Consumer Cyclical 10%
                                   Energy 7%
                                  Financial 9%
                                 Health Care 6%
                                 Industrial 10%
                                  Services 5%
                                 Technology 46%
                               Transportation 1%
                                    Cash 4%

             TOP TEN HOLDINGS - MARCH 31, 2000
Sandisk                                           1.7%
Applied Micro Circuits                            1.5%
TranSwitch                                        1.2%
Advanced Digital Information                      1.1%
EOG Resources                                     1.1%
Exchange Applications                             1.1%
Polycom                                           1.1%
Business Objects ADR                              1.0%
Tweeter Home Entertainment Group                  1.0%
Manhattan Associates                             11.7%
-------------------------------------------------------
% of Total Portfolio Investments                 10.8%

39
[LOGO OMITTED]

THE PBHG FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE PBHG FUNDS, INC.:

In our opinion, the accompanying statements of net assets for the PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG New Opportunities Fund and PBHG Cash Reserves Fund, and the statements of assets and liabilities, including the schedules of investments, for the PBHG Core Growth Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund, PBHG International Fund, PBHG Technology & Communications Fund and PBHG Strategic Small Company Fund (constituting The PBHG Funds, Inc. hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds, constituting the "Fund", at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented commencing April 1, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the Fund for the fiscal periods presented prior to the year ended March 31, 1997 were audited by other independent accountants, whose report dated April 29, 1996 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 12, 2000

40
[LOGO OMITTED]

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2000

PBHG GROWTH FUND

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.6%
CONSUMER CYCLICAL -- 12.4%
AUDIO/VIDEO PRODUCTS -- 5.0%
Gemstar International*              2,518,100     $   216,557
Polycom*                            1,437,200         113,808
                                                  -----------
                                                      330,365
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 3.2%
Macrovision*                        1,721,500         148,264
Zomax*+                             1,076,500          64,859
                                                  -----------
                                                      213,123
--------------------------------------------------------------------------------
RADIO -- 1.1%
Hispanic Broadcasting*                652,700          73,918
                                                  -----------
                                                       73,918
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.9%
CDW Computer Centers*                 720,900          60,871
                                                  -----------
                                                       60,871
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.6%
Dollar Tree Stores*                   804,300          41,924
                                                  -----------
                                                       41,924
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.6%
Tiffany & Company                     442,900          37,038
                                                  -----------
                                                       37,038
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
Starbucks*                          1,454,600          65,184
                                                  -----------
                                                       65,184
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $403,052)               822,423
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.8%
MEDICAL INFORMATION SYSTEMS -- 0.7%
Allscripts*                           807,800          48,569
                                                  -----------
                                                       48,569
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.6%
Techne*                               546,800          37,729
                                                  -----------
                                                       37,729
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.4%
Minimed*                              716,500          92,787
                                                  -----------
                                                       92,787
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Incyte Pharmaceuticals*               285,900          24,998
Invitrogen*                           510,000          29,612
                                                  -----------
                                                       54,610
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Celgene*                              510,200          50,797
Jones Pharmaceuticals                 866,950          26,334
King Pharmaceuticals*               1,060,550          33,407
Pharmacopeia*                         405,800          19,884
                                                  -----------
                                                      130,422
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.7%
Express Scripts, Cl A*              1,147,000    $     48,174
                                                  -----------
                                                       48,174
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.6%
Resmed*                               549,600          39,228
                                                  -----------
                                                       39,228
                                                  -----------
TOTAL HEALTH CARE (COST $331,144)                     451,519
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.0%
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.8%
Dycom Industries*                   1,028,200          50,125
                                                  -----------
                                                       50,125
--------------------------------------------------------------------------------
CAPACITORS -- 0.9%
Kemet*                                903,300          57,134
                                                  -----------
                                                       57,134
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.6%
Jabil Circuit*                        952,000          41,174
                                                  -----------
                                                       41,174
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 3.9%
Flextronics International*          2,669,800         188,054
Gentex*                             1,946,900          72,157
                                                  -----------
                                                      260,211
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.8%
Credence Systems*                     443,300          55,468
                                                  -----------
                                                       55,468
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.2%
Cognex*                               769,800          44,408
PRI Automation*                       520,800          31,834
                                                  -----------
                                                       76,242
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 2.0%
Microchip Technology*               1,986,450         130,609
                                                  -----------
                                                      130,609
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.6%
Cymer*                                760,800          38,040
                                                  -----------
                                                       38,040
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.8%
Asyst Technologies*                   855,200          50,029
                                                  -----------
                                                       50,029
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.4%
Helix Technology                      422,200          25,358
                                                  -----------
                                                       25,358
                                                  -----------
TOTAL INDUSTRIAL (COST $432,109)                      784,390
                                                  -----------
--------------------------------------------------------------------------------

41
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 2.9%
ADVERTISING SALES -- 0.9%
Lamar Advertising*                  1,291,400    $     58,759
                                                  -----------
                                                       58,759
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 0.6%
Getty Images*                       1,136,500          40,843
                                                  -----------
                                                       40,843
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.8%
Wireless Facilities*                  506,600          53,320
                                                  -----------
                                                       53,320
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.6%
QRS*                                  512,400          38,558
                                                  -----------
                                                       38,558
                                                  -----------
TOTAL SERVICES (COST $151,066)                        191,480
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 55.5%
APPLICATIONS SOFTWARE -- 5.4%
Citrix Systems*                     1,248,200          82,693
Intertrust Technologies*               95,500           4,059
Peregrine Systems*                  2,739,400         183,711
Pinnacle Systems*                   1,130,000          37,572
Quest Software*                       448,200          50,535
                                                  -----------
                                                      358,570
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATION -- 0.5%
Triton PCS Holdings*                  619,400          37,009
                                                  -----------
                                                       37,009
--------------------------------------------------------------------------------
CIRCUITS -- 1.6%
Micrel*                             1,118,600         107,386
                                                  -----------
                                                      107,386
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.1%
Research In Motion*                 1,329,100         141,549
                                                  -----------
                                                      141,549
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.8%
Checkpoint Software*                  980,000         167,641
RSA Security*                         360,200          18,663
                                                  -----------
                                                      186,304
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.6%
Nvidia*                               464,800          39,268
                                                  -----------
                                                       39,268
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Redback Networks*                     247,500          74,235
                                                  -----------
                                                       74,235
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.2%
Advent Software*                      316,300    $     14,510
                                                  -----------
                                                       14,510
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.5%
Smartforce ADR*                     2,108,200          96,714
                                                  -----------
                                                       96,714
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.3%
Applied Micro Circuits*               683,600         102,583
Cree*                                 322,800          36,436
Lattice Semiconductor*                662,200          44,823
Qlogic*                               999,200         135,391
SDL*                                1,113,000         236,930
Semtech*                              757,200          48,508
TranSwitch*                           756,950          72,762
                                                  -----------
                                                      677,433
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 5.5%
Aspect Development*                   676,400          43,543
BEA Systems*                          829,000          60,828
Informatica*                          831,600          63,877
Microstrategy+                      1,624,100         141,398
TSI International Software Limited*   671,500          55,776
                                                  -----------
                                                      365,422
--------------------------------------------------------------------------------
FIBER OPTICS -- 1.3%
Harmonic*                             718,700          59,832
MRV Communications*                   297,900          27,295
                                                  -----------
                                                       87,127
--------------------------------------------------------------------------------
INTERNET CONTENT -- 8.0%
Backweb Technologies*                 666,700          22,918
Critical Path*                        427,000          36,295
Go2Net*                               524,900          42,287
Infospace*                          1,718,160         249,885
Network Solutions*                  1,157,400         177,896
                                                  -----------
                                                      529,281
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 3.6%
Allaire*                              458,200          34,651
Art Technology*                     1,077,600          70,785
E.Piphany*                            300,100          40,082
Software.com*                         362,800          46,756
Vignette*                             295,900          47,418
                                                  -----------
                                                      239,692
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 2.7%
Micromuse*                          1,293,000         179,485
                                                  -----------
                                                      179,485
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.6%
Extreme Networks*                     454,400          35,898
                                                  -----------
                                                       35,898
--------------------------------------------------------------------------------

42
[LOGO OMITTED]

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
PBHG GROWTH FUND
                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 2.1%
Gilat Satellite*+                   1,149,900     $   134,826
                                                  -----------
                                                      134,826
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
Advanced Fibre*                       910,700          57,090
Audiocodes Limited*                   756,000          75,883
Ditech Communications*                930,600          98,702
Terayon Communication*                206,300          42,291
                                                  -----------
                                                      273,966
                                                  -----------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.4%
Copper Mountain Networks*             600,400          49,195
Inet Technologies*                    799,000          42,297
                                                  -----------
                                                       91,492

TOTAL TECHNOLOGY (COST $1,535,756)                  3,670,167
                                                  -----------
TOTAL COMMON STOCK (COST $2,853,127)                5,919,979
                                                  -----------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
HEALTH CARE -- 0.0%
MEDICAL INFORMATION SYSTEMS
PER-SE Technologies                     2,579               0
                                                  -----------
TOTAL HEALTH CARE (COST $0)                                 0
                                                  -----------
TOTAL WARRANTS (COST $0)                                    0
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.8%
Barclays
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $86,873,057 (collateralized by
   U.S. Government Agency Instruments:
   total market value $88,568,127) (A)  $86,829        86,829
Greenwich Capital
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $60,342,313 (collateralized by
   U.S. Government Agency Instruments:
   total market value $61,520,106) (A)   60,312        60,312
J.P. Morgan
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $53,835,718 (collateralized by
   U.S. Government Agency Instruments:
   total market value $54,888,976) (A)   53,812        53,812
Prudential
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $133,253,908 (collateralized by
   U.S. Government Agency Instruments:
   total market value $135,850,704) (A) 133,187       133,187
Morgan Stanley
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $241,246,358 (collateralized by
   U.S. Government Agency Instruments:
   total market value $245,952,356) (A) 241,124       241,124

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- CONTINUED
J.P. Morgan
   6.08%, dated 03/31/00, matures 04/03/00,
   repurchase price $140,046,032 (collateralized by
   U.S. Government Agency Instruments:
   total market value $142,774,613) (A) $139,975  $   139,975
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $715,239)           715,239
                                                  -----------
TOTAL INVESTMENTS-- 100.4% (COST $3,568,366)        6,635,218
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.4)%

TOTAL OTHER ASSETS AND LIABILITIES, NET               (26,047)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 400 million
   shares -- $0.001 par value) based on 110,081,226
   outstanding shares of common stock               3,135,109
Fund Shares of Advisor Class (authorized 200 million
   shares -- $0.001 par value) based on 2,473,523
   outstanding shares of common stock                  73,080
Accumulated net realized gain on investments          334,130
Net unrealized appreciation on investments          3,066,852
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $6,609,171
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $58.73
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $58.19
                                                  -----------
                                                  -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
+ Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market of investments in affiliated companies as of March 31, 2000 was $341,083,106.

The accompanying notes are an integral part of the financial statements.
43
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG EMERGING GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.7%
CONSUMER CYCLICAL -- 7.0%
AUDIO/VIDEO PRODUCTS -- 2.1%
Polycom*                              360,200    $     28,523
                                                  -----------
                                                       28,523
--------------------------------------------------------------------------------
RADIO -- 0.6%
Citadel Communications*               190,900           8,054
                                                  -----------
                                                        8,054
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.0%
Charlotte Russe Holding*              308,000           5,275
Hot Topic*                            337,800          11,823
Pacific Sunwear of California*        244,000           9,394
                                                  -----------
                                                       26,492
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.8%
Insight Enterprises*                  300,000          10,931
                                                  -----------
                                                       10,931
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*     234,600          10,381
                                                  -----------
                                                       10,381
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.7%
99 Cents Only Stores*                 242,200           9,506
                                                  -----------
                                                        9,506
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $49,917)                 93,887
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 10.1%
HEALTH CARE COST CONTAINMENT -- 0.5%
Hooper Holmes                         185,600           6,368
                                                  -----------
                                                        6,368
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.7%
Allscripts*                           454,800          27,345
Dendrite International*               401,900           8,415
                                                  -----------
                                                       35,760
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.2%
Techne*                                37,700           2,601
                                                  -----------
                                                        2,601
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.2%
Minimed*                              182,300          23,608
Zoll Medical Group*                   110,800           5,679
                                                  -----------
                                                       29,287
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.7%
Medicis Pharmaceutical, Cl A*         313,450          12,538
Pharmacopeia*                         468,600          22,961
                                                  -----------
                                                       35,499
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.8%
Resmed*                               347,900     $    24,831
                                                  -----------
                                                       24,831
                                                  -----------
TOTAL HEALTH CARE (COST $105,678)                     134,346
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.9%
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.5%
Dycom Industries*                     150,000           7,313
                                                  -----------
                                                        7,313
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
GSI Lumonics*                         249,600           4,274
                                                  -----------
                                                        4,274
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.8%
Credence Systems*                     168,300          21,059
Molecular Devices*                    131,100          10,062
Zygo*                                 119,300           5,756
                                                  -----------
                                                       36,877
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.1%
PRI Automation*                       250,100          15,287
                                                  -----------
                                                       15,287
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.6%
Varian*                               207,100           7,948
                                                  -----------
                                                        7,948
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.3%
Cymer*                                233,500          11,675
Electro Scientific Industries*        334,600          19,407
                                                  -----------
                                                       31,082
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 1.3%
Advanced Energy Industries*           330,300          16,845
                                                  -----------
                                                       16,845
                                                  -----------
TOTAL INDUSTRIAL (COST $91,424)                       119,626
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 7.3%
ADVERTISING SERVICES -- 1.5%
Getty Images*                         556,100          19,985
                                                  -----------
                                                       19,985
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
Jupiter Communications*               294,500           6,773
                                                  -----------
                                                        6,773
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.1%
Answerthink Consulting Group*         300,600           7,346
Factset Research Systems              429,100          11,613
QRS*                                  127,800           9,617
                                                  -----------
                                                       28,576
--------------------------------------------------------------------------------

44
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG EMERGING GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.7%
Diamond Technology Partners, Cl A*    360,550    $     23,706
Forrester Research*                   237,900          12,906
                                                  -----------
                                                       36,612
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.5%
Albany Molecular Research*            104,000           6,071
                                                  -----------
                                                        6,071
                                                  -----------
TOTAL SERVICES (COST $70,272)                          98,017
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 56.4%
APPLICATIONS SOFTWARE -- 6.8%
Actuate*                              399,000          21,471
Peregrine Systems*                    691,200          46,354
Pinnacle Systems*                     200,000           6,650
Quest Software*                        80,200           9,042
Rational Software*                     96,900           7,413
                                                  -----------
                                                       90,930
--------------------------------------------------------------------------------
CIRCUITS -- 2.6%
Micrel*                               289,600          27,802
Sipex*                                197,800           6,985
                                                  -----------
                                                       34,787
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.1%
Apropos Technology*                    44,000           1,628
                                                  -----------
                                                        1,628
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.9%
ISS Group*                            102,200          11,906
                                                  -----------
                                                       11,906
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.5%
Nvidia*                               231,200          19,533
                                                  -----------
                                                       19,533
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
Mercury Computer Systems*              85,000           4,154
Radiant Systems*                       53,900           3,389
Systems & Computer Technology*        230,100           5,379
                                                  -----------
                                                       12,922
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%
M-Systems Flash Disk Pioneers*        121,600           6,445
                                                  -----------
                                                        6,445
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.4%
In Focus Systems*                     515,800          18,472
                                                  -----------
                                                       18,472
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Documentum*                           241,900          18,868
                                                  -----------
                                                       18,868
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.6%
Advent Software*                      716,500          32,869
Blaze Software*                        38,000           1,083
                                                  -----------
                                                       33,952
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.5%
ATMI*                                 317,600    $     15,165
Cree*                                 176,700          19,945
Electroglas*                          417,100          14,286
Qlogic*                                80,000          10,840
Quantum Effect Devices*               141,300          11,251
TranSwitch*                           301,275          28,960
Triquint Semiconductor*               193,100          14,193
Varian Semiconductor Equipment*       410,000          26,086
                                                  -----------
                                                      140,726
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE SERVICE -- 5.0%
Business Objects ADR*                 345,600          34,387
Informatica*                          235,800          18,112
TSI International Software Limited*   170,600          14,170
                                                  -----------
                                                       66,669
--------------------------------------------------------------------------------
FIBER OPTICS -- 1.9%
Harmonic*                             179,400          14,935
MRV Communications*                   120,100          11,004
                                                  -----------
                                                       25,939
--------------------------------------------------------------------------------
INTERNET CONTENT -- 1.0%
Digital Think*                         47,500           1,871
Rare Medium Group*                    255,200          11,261
                                                  -----------
                                                       13,132
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 4.4%
Allaire*                              111,600           8,440
Appnet*                               268,200          12,605
Art Technology*                       259,800          17,066
Eprise*                                76,500           1,205
Integrated Information Systems*       285,000           6,212
Intraware*                            168,300           6,953
Macromedia*                            71,400           6,448
                                                  -----------
                                                       58,929
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 2.6%
Micromuse*                            252,800          35,092
                                                  -----------
                                                       35,092
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.6%
Emulex*                                70,700           7,715
                                                  -----------
                                                        7,715
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.8%
Celeritek*                            170,000          10,753
                                                  -----------
                                                       10,753
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.7%
Cysive*                               146,100          10,008
                                                  -----------
                                                       10,008
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.9%
Anaren Microwave*                      40,700           3,902
Audiocodes Limited*                   250,400          25,134
Ditech Communications*                249,800          26,494
Natural Microsystems*                 277,500          23,796
Tut Systems*                          222,700          13,265
                                                  -----------
                                                       92,591
--------------------------------------------------------------------------------

45
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG EMERGING GROWTH FUND
                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.8%
Inet Technologies*                     23,000    $      1,218
Latitude Communications*              346,600           9,098
                                                  -----------
                                                       10,316
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.4%
Netro*                                129,000           8,387
Powerwave Technologies*               191,000          23,875
                                                  -----------
                                                       32,262
                                                  -----------
TOTAL TECHNOLOGY (COST $370,711)                      753,575
                                                  -----------
TOTAL COMMON STOCK (COST $688,002)                  1,199,451
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.6%
J.P. Morgan
     6.08%, dated 03/31/00, matures 04/03/00,
     repurchase price $44,915,323 (collateralized
     by U.S. Government Agency Instruments:
     total market value $45,790,429) (A  $44,893       44,893
J.P. Morgan
     6.08%, dated 03/31/00, matures 04/03/00,
     repurchase price $13,566,061 (collateralized
     by U.S. Government Agency Instruments:
     total market value $13,830,751) (A)  13,559       13,559
Morgan Stanley
     6.08%, dated 03/31/00, matures 04/03/00,
     repurchase price $42,572,463 (collateralized
     by U.S. Government Agency Instruments:
     total market value $43,839,635) (A)  42,551       42,551
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $101,003)           101,003
                                                  -----------
TOTAL INVESTMENTS-- 97.3% (COST $789,005)           1,300,454
                                                  -----------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.7%

TOTAL OTHER ASSETS AND LIABILITIES, NET          $     36,484
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Pbhg Class (authorized 400 million
   shares -- $0.001 par value) based on
   33,422,042 outstanding shares of common stock      796,743
Accumulated net realized gain on investments           28,746
Net unrealized appreciation on investments            511,449
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $1,336,938
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $40.00
                                                  -----------
                                                  -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]
46

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
CONSUMER CYCLICAL -- 8.1%
AUDIO/VIDEO PRODUCTS -- 3.2%
Gemstar International*                 65,600    $      5,642
Polycom*                               31,500           2,494
                                                  -----------
                                                        8,136
--------------------------------------------------------------------------------
E-COMMERCE -- 0.4%
Homegrocer.com*                       100,200           1,040
                                                  -----------
                                                        1,040
--------------------------------------------------------------------------------
RADIO -- 0.6%
Hispanic Broadcasting*                 14,300           1,619
                                                  -----------
                                                        1,619
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.6%
Bed Bath & Beyond*                     41,400           1,630
                                                  -----------
                                                        1,630
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.3%
Home Depot                             50,150           3,235
                                                  -----------
                                                        3,235
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.6%
Best Buy*                              17,600           1,514
                                                  -----------
                                                        1,514
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.6%
Tiffany & Company                      19,700           1,647
                                                  -----------
                                                        1,647
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.8%
Kohl's*                                19,500           1,999
                                                  -----------
                                                        1,999
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $12,151)                 20,820
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 3.1%
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
Citigroup                              27,600           1,637
                                                  -----------
                                                        1,637
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.5%
Goldman Sachs                          34,500           3,627
Schwab, Charles                        48,200           2,738
                                                  -----------
                                                        6,365
                                                  -----------
TOTAL FINANCIAL (COST $7,108)                           8,002
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.2%
MEDICAL INFORMATION SYSTEMS -- 0.8%
IMS Health                            121,300           2,055
                                                  -----------
                                                        2,055
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.1%
Guidant*                               45,700           2,688
                                                  -----------
                                                        2,688
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENENICS -- 3.2%
Amgen*                                 65,100    $      3,995
Genentech*                             27,000           4,104
                                                  -----------
                                                        8,099
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.3%
Medimmune*                             17,200           2,995
Shire Pharmaceuticals ADR*             54,097           2,772
                                                  -----------
                                                        5,767
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
Gilead Sciences*                       30,700           1,946
                                                  -----------
                                                        1,946
                                                  -----------
TOTAL HEALTHCARE (COST $15,659)                        20,555
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.1%
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.1%
General Electric                       34,800           5,400
Tyco International Limited            105,100           5,242
                                                  -----------
                                                       10,642
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.5%
Onex^                                 111,500           3,917
                                                  -----------
                                                        3,917
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.5%
Celestica*                             31,000           1,645
DII Group*                             11,100           1,255
Flextronics International*             50,000           3,522
                                                  -----------
                                                        6,422
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.0%
Agilent Technologies*                  49,900           5,190
                                                  -----------
                                                        5,190
                                                  -----------
TOTAL INDUSTRIAL (COST $17,929)                        26,171
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 2.9%
ADVERTISING AGENCIES -- 0.7%
Omnicom Group                          20,300           1,897
                                                  -----------
                                                        1,897
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.7%
Digitas*                               78,200           1,916
                                                  -----------
                                                        1,916
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.5%
AT&T                                   70,500           3,966
                                                  -----------
                                                        3,966
                                                  -----------
TOTAL SERVICES (COST $7,649)                            7,779
                                                  -----------
--------------------------------------------------------------------------------

47
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 58.3%
APPLICATIONS SOFTWARE -- 4.7%
Citrix Systems*                        18,400    $      1,219
Microsoft*                             46,800           4,972
Rational Software*                      7,700             589
Siebel Systems*                        45,300           5,411
                                                  -----------
                                                       12,191
--------------------------------------------------------------------------------
CIRCUITS -- 1.0%
Linear Technology                      44,600           2,453
                                                  -----------
                                                        2,453
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.7%
Research in Motion*                    16,300           1,736
                                                  -----------
                                                        1,736
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.5%
Entrust Technologies*                  13,900           1,183
                                                  -----------
                                                        1,183
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
Brocade Communications Systems*        14,000           2,510
                                                  -----------
                                                        2,510
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES  -- 3.1%
EMC*                                   31,700           3,963
Veritas Software*                      30,400           3,982
                                                  -----------
                                                        7,945
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 1.5%
Sun Microsystems*                      40,100           3,757
                                                  -----------
                                                        3,757
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTOR-- 13.2%
Applied Materials*                     50,400           4,750
Broadcom*                              33,500           8,136
Fairchild Semiconductor
   International, Cl A*                38,400           1,402
Intel                                  18,100           2,388
Kla-Tencor*                            31,800           2,679
Novellus Systems*                      32,200           1,807
SDL*                                   12,600           2,682
Texas Instruments                      33,400           5,344
Xilinx*                                56,900           4,712
                                                  -----------
                                                       33,900
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE SERVICES -- 1.4%
BEA Systems*                           32,400           2,377
Microstrategy*                         14,200           1,236
                                                  -----------
                                                        3,613
--------------------------------------------------------------------------------
FIBER OPTICS -- 6.0%
Corning                                21,400           4,152
E-Tek Dynamics*                         7,400           1,741
JDS Uniphase*                          47,400           5,715
Sycamore Networks*                     30,100           3,883
                                                  -----------
                                                       15,491
--------------------------------------------------------------------------------

                                Shares/Face            Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
INTERNET CONTENT -- 3.9%
Infospace*                             47,600   $       6,923
Network Solutions*                     20,000           3,074
                                                  -----------
                                                        9,997
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 2.9%
Ariba*                                 15,600           3,270
Exodus Communications*                 22,000           3,091
Tibco Software*                        13,900           1,133
                                                  -----------
                                                        7,494
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 7.8%
Cisco Systems*                         92,900           7,182
Foundry Networks*                      36,200           5,204
Juniper Networks*                      23,100           6,088
Network Appliance*                     20,200           1,672
                                                  -----------
                                                       20,146
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 1.5%
Lexmark International Group*           37,300           3,944
                                                  -----------
                                                        3,944
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.9%
Comverse Technology*                   14,300           2,703
Nokia ADR, Cl A                        19,800           4,301
Nortel Networks^                       57,500           7,245
Qualcomm*                              23,800           3,554
                                                  -----------
                                                       17,803
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.2%
Motorola                               22,800           3,246
Nextel Partners, Cl A*                 82,300           2,387
                                                  -----------
                                                        5,633
                                                  -----------
TOTAL TECHNOLOGY (COST $77,523)                       149,796
                                                  -----------
--------------------------------------------------------------------------------
UTILITIES -- 1.7%
INDEPENDENT POWER PRODUCER -- 1.7%
Calpine*                               46,100           4,333
                                                  -----------
                                                        4,333
                                                  -----------
TOTAL UTILITIES (COST $2,748)                           4,333
                                                  -----------
TOTAL COMMON STOCK (COST $140,767)                    237,456
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
J.P. Morgan
     6.10%, dated 03/31/00, matures 04/03/00,
     repurchase price $14,820,167 (collateralized
     by U.S. Government Agency Instruments:
     total market value $15,112,437) (A) $14,812       14,812
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $14,812)              14,812
                                                  -----------
TOTAL INVESTMENTS-- 98.2% (COST $155,579)             252,268
                                                  -----------
--------------------------------------------------------------------------------

48
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
THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP GROWTH FUND
                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.8%

TOTAL OTHER ASSETS AND LIABILITIES, NET            $    4,697
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
    shares -- $0.001 par value) based on 6,697,027
    outstanding shares of common stock                138,533
Accumulated net realized gain on investments           21,743
Net unrealized appreciation on investments             96,689
                                                  -----------
TOTAL NET ASSETS-- 100.0%                            $256,965
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $38.37
                                                  -----------
                                                  -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
^ The fund held Canadian securities as of March 31, 2000. The total market value of investments is $11,161,995 and represented 4.3% of the fund.

The accompanying notes are an integral part of the financial statements.

49
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
THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG SELECT EQUITY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 105.0%
CONSUMER CYCLICAL -- 5.8%
AUDIO/VIDEO PRODUCTS -- 5.8%
Gemstar International*              1,145,300    $     98,496
                                                  -----------
                                                       98,496
                                                  -----------
TOTAL CONSUMER (COST $77,573)                          98,496
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 0.1%
MEDICAL PRODUCTS -- 0.1%
Luminex*                               34,600             748
                                                  -----------
                                                          748
                                                  -----------
TOTAL HEALTH CARE (COST $599)                             748
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 99.1%
APPLICATIONS SOFTWARE -- 12.7%
Intertrust Technologies*              510,900          21,713
Microsoft*                            692,600          73,589
Quest Software*                       501,200          56,510
Siebel Systems*                       531,000          63,421
                                                  -----------
                                                      215,233
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.8%
Research in Motion*                   444,473          47,336
                                                  -----------
                                                       47,336
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.4%
Verisign*                             162,300          24,264
                                                  -----------
                                                       24,264
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 8.7%
Brocade Communications Systems*       440,000          78,898
Redback Networks*                     225,900          67,756
                                                  -----------
                                                      146,654
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.0%
Veritas Software*                     516,625          67,678
                                                  -----------
                                                       67,678
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.5%
Broadcom*                             399,500          97,029
SDL*                                  378,800          80,637
                                                  -----------
                                                      177,666
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 5.3%
I2 Technologies*                      339,000          41,400
Microstrategy*                        551,900          48,050
                                                  -----------
                                                       89,450
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FIBER OPTICS -- 10.0%
E-Tek Dynamics*                       142,300    $     33,476
Harmonic*                             299,800          24,958
JDS Uniphase*                         556,300          67,069
MRV Communications*                   472,000          43,247
                                                  -----------
                                                      168,750
--------------------------------------------------------------------------------
INTERNET CONTENT -- 11.9%
Doubleclick*                          425,600          39,847
Infospace*                            559,400          81,358
Network Solutions*                    306,400          47,095
Rare Medium Group*                    752,200          33,191
                                                  -----------
                                                      201,491
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 20.1%
America Online*                     1,115,000          74,984
Ariba*                                269,400          56,473
Art Technology*                       840,800          55,230
E.Piphany*                            239,500          31,988
Exodus Communications*                563,200          79,130
Valueclick*                            46,000             963
Vignette*                             257,800          41,312
                                                  -----------
                                                      340,080
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 9.3%
Cisco Systems*                        967,500          74,800
Juniper Networks*                     315,600          83,180
                                                  -----------
                                                      157,980
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.4%
Audiocodes Limited*                   403,600          40,511
                                                  -----------
                                                       40,511
                                                  -----------
TOTAL TECHNOLOGY (COST $1,345,381)                  1,677,093
                                                  -----------
TOTAL COMMON STOCK (COST $1,423,553)                1,776,337
                                                  -----------
TOTAL INVESTMENTS-- 105.0% (COST $1,423,553)        1,776,337
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.0)%
Bank Overdraft                                        (54,180)
Line of Credit Borrowing                              (32,500)
Other Assets and Liabilities, Net                       1,641
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (85,039)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
     shares -- $0.001 par value)based on 21,736,955
     outstanding shares of common stock             1,298,649
Accumulated net realized gain on investments            9,865
Net unrealized appreciation on investments            352,784
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $1,691,298
                                                  -----------
                                                  -----------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $77.81
                                                  -----------
                                                  -----------
* Non-income producing security

The accompanying notes are an integral part of the financial statements.

50
[LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG CORE GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 104.9%
CONSUMER CYCLICAL -- 8.2%
AUDIO/VIDEO PRODUCTS -- 2.2%
Gemstar International*                 24,500     $     2,107
Polycom*                               19,800           1,568
                                                  -----------
                                                        3,675
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.6%
Premier Parks*                         45,700             960
                                                  -----------
                                                          960
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.1%
Tandy                                  34,400           1,746
                                                  -----------
                                                        1,746
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 3.4%
Tiffany & Company                      32,200           2,693
Zale*                                  64,200           3,029
                                                  -----------
                                                        5,722
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Univision Communication*               12,700           1,435
                                                  -----------
                                                        1,435
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $12,189)                 13,538
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 5.3%
OIL FIELD MACHINERY & EQUIPMENT -- 2.1%
Cooper Cameron*                        52,700           3,524
                                                  -----------
                                                        3,524
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 3.2%
Ensco International                    91,400           3,302
Santa Fe International                 53,100           1,965
                                                  -----------
                                                        5,267

TOTAL ENERGY (COST $6,330)                              8,791
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 2.1%
SUPER-REGIONAL BANKS-US -- 2.1%
Bank One                              100,500           3,455
                                                  -----------
                                                        3,455
                                                  -----------
TOTAL FINANCIALS (COST $3,181)                          3,455
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 10.7%
DIAGNOSTIC EQUIPMENT -- 1.1%
Cytyc*                                 41,700           2,012
                                                  -----------
                                                        2,012
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.1%
Allscripts*                            56,700           3,409
                                                  -----------
                                                        3,409
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.6%
Incyte Pharmaceuticals*                30,300           2,649
                                                  -----------
                                                        2,649
--------------------------------------------------------------------------------


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.9%
Celgene*                               20,200   $       2,011
Medicis Pharmaceutical, Cl A*          43,900           1,756
Medimmune*                             16,700           2,908
Teva Pharmaceutical ADR                82,100           3,064
                                                  -----------
                                                        9,739
                                                  -----------
TOTAL HEALTH CARE (COST $15,283)                       17,809
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.7%
CAPACITORS -- 1.1%
Kemet*                                 27,700           1,752
                                                  -----------
                                                        1,752
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.2%
Viasystems Group*                      24,600             381
                                                  -----------
                                                          381
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.0%
Celestica*                             22,800           1,210
Flextronics International*             30,600           2,155
                                                  -----------
                                                        3,365
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.3%
Credence Systems*                      17,500           2,190
Veeco Instruments*                     21,400           1,583
                                                  -----------
                                                        3,773
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 3.1%
Mettler-Toledo International*          90,500           3,705
Microchip Technology*                  22,400           1,473
                                                  -----------
                                                        5,178
                                                  -----------
TOTAL INDUSTRIAL (COST $12,110)                        14,449
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 5.5%
ADVERTISING AGENCIES -- 1.1%
Omnicom Group                          19,700           1,841
                                                  -----------
                                                        1,841
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 1.4%
Getty Images*                          65,700           2,361
                                                  -----------
                                                        2,361
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.9%
Convergys*                             83,000           3,206
                                                  -----------
                                                        3,206
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.1%
Marchfirst*                            49,385           1,762
                                                  -----------
                                                        1,762
                                                  -----------
TOTAL SERVICES (COST $8,762)                            9,170
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 64.4%
APPLICATIONS SOFTWARE -- 3.3%
Citrix Systems*                        22,300           1,477
New Era of Networks*                   24,600             966
Peregrine Systems*                     24,500           1,643
Quest Software*                        11,900           1,342
                                                  -----------
                                                        5,428
--------------------------------------------------------------------------------

51
[LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG CORE GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.5%
Checkpoint Software*                    4,400  $          753
Verisign*                              11,200           1,674
                                                  -----------
                                                        2,427
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 4.5%
Brocade Communications Systems*        16,400           2,941
Redback Networks*                      14,900           4,469
                                                  -----------
                                                        7,410
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.8%
Sandisk*                               22,500           2,756
Veritas Software*                      13,925           1,824
                                                  -----------
                                                        4,580
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.1%
Smartforce ADR*                        41,200           1,890
                                                  -----------
                                                        1,890
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.6%
Amkor Technology*                      15,800             838
Atmel*                                 38,000           1,962
ATMI*                                  33,800           1,614
Cypress Semiconductor*                 47,900           2,362
Globespan*                             37,600           3,833
LSI Logic*                             43,000           3,123
Qlogic*                                14,000           1,897
Triquint Semiconductor*                35,100           2,580
Xilinx*                                33,800           2,799
                                                  -----------
                                                       21,008
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 2.2%
BEA Systems*                           21,500           1,577
Microstrategy*                         24,000           2,089
                                                  -----------
                                                        3,666
--------------------------------------------------------------------------------
FIBER OPTICS -- 5.9%
Ciena*                                 17,500           2,207
JDS Uniphase*                          14,000           1,688
MRV Communications*                    36,300           3,326
Sycamore Networks*                     19,400           2,503
                                                  -----------
                                                        9,724
--------------------------------------------------------------------------------
INTERNET CONTENT -- 6.7%
China.com, Cl A*                       17,100           1,385
Infospace*                             22,800           3,316
Network Solutions*                     25,300           3,889
Rare Medium Group*                     59,200           2,612
                                                  -----------
                                                       11,202
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 11.9%
Active Software*                       11,900             757
Akamai Technologies*                    3,900             627
Ariba*                                 16,100           3,375
Art Technology*                        58,000           3,810
Clarent*                               27,700           2,498
Commerce One*                           9,900           1,478
--------------------------------------------------------------------------------

                                Shares/Face            Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 11.9% -- CONTINUED
Exodus Communications*                 24,100  $        3,386
Interwoven*                             9,200           1,010
U.S. Internetworking*                  25,050             971
Valueclick*                             4,800             100
Vignette*                              11,400           1,827
                                                  -----------
                                                       19,839
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 1.4%
Micromuse*                             16,200           2,249
                                                  -----------
                                                        2,249
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.3%
Emulex*                                13,700           1,495
Extreme Networks*                      28,500           2,252
Foundry Networks*                      15,800           2,271
Juniper Networks*                      10,500           2,767
                                                  -----------
                                                        8,785
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.5%
Broadbase Software*                   11,400              909
                                                  -----------
                                                          909
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.0%
Advanced Fibre*                        29,000           1,818
Ditech Communications*                 21,900           2,323
Natural Microsystems*                  10,100             866
                                                  -----------
                                                        5,007
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.7%
Netro*                                 27,000           1,755
Powerwave Technologies*                 8,800           1,100
                                                  -----------
                                                        2,855
                                                  -----------
TOTAL TECHNOLOGY (COST $75,990)                       106,979
                                                  -----------

TOTAL COMMON STOCK (COST $133,845)                    174,191
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
Morgan Stanley
     5.75%, dated 03/31/00, matures 04/03/00,
     repurchase price $90,074 (collateralized
     by U.S. Government Agency Instruments:
     total market value $91,831) (A)      $90              90
                                                  -----------

TOTAL REPURCHASE AGREEMENT (COST $90)                      90
                                                  -----------

TOTAL INVESTMENTS-- 104.9% (COST $133,935)            174,281
                                                  -----------

Percentages are based on Net Assets of $166,098,930.
* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.
52
[LOGO OMITTED]

THE PBHG FUNDS, INC.
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LIMITED FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.8%
BASIC MATERIALS -- 1.1%
ADVANCED MATERIALS/PRODUCTS -- 1.1%
Surmodics*                             64,700   $       1,779
                                                  -----------
                                                        1,779
                                                  -----------
TOTAL BASIC MATERIALS (COST $1,028)                     1,779
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 8.7%
AUDIO/VIDEO PRODUCTS -- 2.8%
Polycom*                               55,500           4,395
                                                  -----------
                                                        4,395
--------------------------------------------------------------------------------
RADIO -- 0.4%
Citadel Communications*                13,300             561
                                                  -----------
                                                          561
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.2%
Charlotte Russe Holding*              108,800           1,863
                                                  -----------
                                                        1,863
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.8%
Tweeter Home Entertainment Group*      62,300           2,757
                                                  -----------
                                                        2,757
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.5%
Buca*                                 141,200           1,818
Rare Hospitality International*       107,000           2,080
                                                  -----------
                                                        3,898
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $8,221)                  13,474
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.6%
FOOD-RETAIL -- 0.6%
Wild Oates Markets*                    43,750             897
                                                  -----------
                                                          897
                                                  -----------
TOTAL CONSUMER NON-CYCLICAL (COST $765)                   897
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.8%
HEALTH CARE COST CONTAINMENT -- 1.6%
Hooper Holmes                          74,200           2,546
                                                  -----------
                                                        2,546
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.8%
Allscripts*                            72,000           4,329
                                                  -----------
                                                        4,329
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.5%
Zoll Medical Group*                    16,400             840
                                                  -----------
                                                          840
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.7%
Cima Labs*                             96,200   $       1,653
Medicis Pharmaceutical, Cl A*          51,425           2,057
Pharmacopeia*                          71,500           3,504
                                                  -----------
                                                        7,214
--------------------------------------------------------------------------------
PATIENT MONITORING EQUIPMENT -- 0.3%
Aspect Medical Systems*                11,800             423
                                                  -----------
                                                          423
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.6%
Accredo Health*                        74,250           2,460
                                                  -----------
                                                        2,460
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 2.3%
Resmed*                                50,600           3,612
                                                  -----------
                                                        3,612
                                                  -----------
TOTAL HEALTH CARE (COST $9,856)                        21,424
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.9%
ELECTRONIC MEASUREMENT INSTRUMENTS-- 2.3%
Cohu                                   52,100           2,171
Molecular Devices*                     18,000           1,382
                                                  -----------
                                                        3,553
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 4.6%
Applied Science & Technology*          26,400             799
Asyst Technologies*                    56,300           3,293
Gasonics International*                78,000           3,093
                                                  -----------
                                                        7,185
                                                  -----------
TOTAL INDUSTRIAL (COST $5,535)                         10,738
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 13.6%
COMMERCIAL SERVICES -- 0.5%
Jupiter Communications*                34,900             803
                                                  -----------
                                                          803
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.1%
Factset Research Systems               68,900           1,865
Netegrity*                             26,500           1,815
PSW Technologies*                     106,900           4,249
QRS*                                   21,100           1,588
                                                  -----------
                                                        9,517
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.4%
Diamond Technology Partners*           52,650           3,462
Forrester Research*                    89,100           4,833
                                                  -----------
                                                        8,295
--------------------------------------------------------------------------------

53
[LOGO OMITTED]

THE PBHG FUNDS, INC.
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LIMITED FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.6%
Hall Kinion & Associates*             105,000   $       2,527
                                                  -----------
                                                        2,527
                                                  -----------
TOTAL SERVICES (COST $10,988)                          21,142
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 48.1%
APPLICATIONS SOFTWARE -- 3.7%
Actuate*                               80,000           4,305
Symix Systems*                         70,600           1,412
                                                  -----------
                                                        5,717
--------------------------------------------------------------------------------
CIRCUITS -- 1.7%
Pericom Semiconductors*                71,700           2,559
                                                  -----------
                                                        2,559
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.1%
Apropos Technology*                     5,500             204
                                                  -----------
                                                          204
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.9%
Netsolve*                              44,600           1,438
                                                  -----------
                                                        1,438
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.6%
M-Systems Flash Disk Pioneers*         16,100             853
                                                  -----------
                                                          853
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 2.3%
In Focus Systems*                     100,500           3,599
                                                  -----------
                                                        3,599
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.9%
Advent Software*                       97,300           4,464
                                                  -----------
                                                        4,464
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.4%
Electroglas*                           61,800           2,117
Parlex*                                46,200           1,409
TranSwitch*                            45,525           4,376
Varian Semiconductor Equipment*        80,900           5,147
                                                  -----------
                                                       13,049
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 6.3%
Business Objects ADR*                  46,000           4,577
Informatica*                           39,100           3,003
TSI International Software Limited*    27,300           2,268
                                                  -----------
                                                        9,848
--------------------------------------------------------------------------------
FIBER OPTICS -- 1.6%
MRV Communications*                    26,700           2,446
                                                  -----------
                                                        2,446
--------------------------------------------------------------------------------
INTERNET CONTENT -- 1.7%
Rare Medium Group*                     60,300           2,661
                                                  -----------
                                                        2,661
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 1.1%
Appnet*                                35,700   $       1,678
                                                  -----------
                                                        1,678
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 3.5%
Micromuse*                             39,200           5,441
                                                  -----------
                                                        5,441
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 1.6%
Broadbase Software*                    12,200             973
Cysive*                                22,000           1,507
                                                  -----------
                                                        2,480
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 9.8%
Anaren Microwave*                      31,700           3,039
Davox*                                 25,900             693
Ditech Communications*                 35,100           3,723
Natural Microsystems*                  64,500           5,531
Tut Systems*                           36,800           2,192
                                                  -----------
                                                       15,178
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.9%
Latitude Communication*                95,200           2,499
RMH Teleservices*                      45,300             442
                                                  -----------
                                                        2,941

TOTAL TECHNOLOGY (COST $31,905)                        74,556
                                                  -----------

TOTAL COMMON STOCK (COST $68,298)                     144,010
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.5%
J.P. Morgan
     6.10%, dated 03/31/00, matures 04/03/00,
     repurchase price $21,000,049 (collateralized
     by U.S. Government Agency Instruments:
     total market value $21,409,959) (A) $20,989       20,989
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $20,989)              20,989
                                                  -----------
TOTAL INVESTMENTS-- 106.3% (COST $89,287)             164,999
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.3)%
Payable for Investment Securities Purchased           (12,296)
Other Assets and Liabilities, Net                       2,427
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (9,869)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value)
   based on 6,712,547 outstanding shares
   of common stock                                     57,696
Accumulated net investment loss                            (3)
Accumulated net realized gain on investments           21,725
Net unrealized appreciation on investments             75,712
                                                  -----------
TOTAL NET ASSETS-- 100.0%                            $155,130
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $23.11
                                                  -----------
                                                  -----------
* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
The accompanying notes are an integral part of the financial statements.


54
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP 20 FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
CONSUMER CYCLICAL -- 5.2%
AUDIO/VIDEO PRODUCTS -- 5.2%
Gemstar International*                654,300    $     56,270
                                                  -----------
                                                       56,270
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $19,217)                 56,270
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 3.6%
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
Citigroup                             651,600          38,648
                                                  -----------
                                                       38,648
                                                  -----------
TOTAL FINANCIAL (COST $37,386)                         38,648
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.4%
MEDICAL INSTRUMENTS -- 3.0%
Guidant*                              554,700          32,623
                                                  -----------
                                                       32,623
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.4%
Genentech*                            241,000          36,632
                                                  -----------
                                                       36,632
                                                  -----------
TOTAL HEALTH CARE (COST $54,660)                       69,255
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.3%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 4.6%
Flextronics International*            700,300          49,327
                                                  -----------
                                                       49,327
--------------------------------------------------------------------------------
ELECTRONIC MEASUREMENT INSTRUMENTS-- 3.7%
Agilent Technologies*                 385,200          40,061
                                                  -----------
                                                       40,061
                                                  -----------
TOTAL INDUSTRIAL (COST $56,063)                        89,388
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 68.5%
APPLICATIONS SOFTWARE -- 3.4%
Siebel Systems*                       306,300          36,584
                                                  -----------
                                                       36,584
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 8.3%
EMC*                                  370,600          46,325
Veritas Software*                     331,800          43,466
                                                  -----------
                                                       89,791
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 4.1%
Sun Microsystems*                     479,600          44,940
                                                  -----------
                                                       44,940
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 16.9%
Applied Materials*                    509,100          47,983
Broadcom*                             336,700          81,776
Texas Instruments                     332,000          53,120
                                                  -----------
                                                      182,879
--------------------------------------------------------------------------------



                                    Shares/Face     Market
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------
FIBER OPTICS -- 8.2%
JDS Uniphase*                         740,600    $     89,289
                                                  -----------
                                                       89,289
--------------------------------------------------------------------------------
INTERNET CONTENT -- 2.3%
Network Solutions*                    161,800          24,869
                                                  -----------
                                                       24,869
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 13.7%
Cisco Systems*                        910,100          70,362
Foundry Networks*                     307,700          44,232
Juniper Networks*                     128,900          33,973
                                                  -----------
                                                      148,567
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 11.6%
Nokia ADR, Cl A                       215,100          46,730
Nortel Networks^                      629,190          79,278
                                                  -----------
                                                      126,008
                                                  -----------
TOTAL TECHNOLOGY (COST $389,594)                      742,927
                                                  -----------
TOTAL COMMON STOCK (COST $556,920)                    996,488
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.8%
Morgan Stanley
     6.10%, dated 03/31/00, matures 04/03/00,
     repurchase price $8,641,889 (collateralized
     by U.S. Government Agency Instruments:
     total market value $8,822,864) (A)   $  8,637      8,637
J.P. Morgan
     6.10%, dated 03/31/00, matures 04/03/00,
        repurchase price $54,645,935 (collateralized
        by U.S. Government Agency Instruments:
        total market value $55,710,949) (A) 54,618     54,618
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $63,255)             63,255
                                                  -----------
TOTAL INVESTMENTS-- 97.8% (COST $620,175)           1,059,743
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.2%
TOTAL OTHER ASSETS AND LIABILITIES, NET                23,717
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value)
   based on 24,437,315 outstanding shares
   of common stock                                    554,374
Undistributed net investment loss                          (4)
Accumulated net realized gain on investments           89,522
Net unrealized appreciation on investments            439,568
                                                  -----------
TOTAL NET ASSETS-- 100.0%                          $1,083,460
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $44.34
                                                  -----------
                                                  -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
^ The fund held Canadian securities as of March 31, 2000. The total market value of investments is $79,277,940 and represented 7.3% of the fund.

The accompanying notes are an integral part of the financial statements.

55
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
THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG NEW OPPORTUNITIES FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 112.6%
CONSUMER CYCLICAL -- 6.2%
AUDIO/VIDEO PRODUCTS -- 6.2%
Gemstar International*                255,200    $     21,947
                                                  -----------
                                                       21,947
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $14,069)                 21,947
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 2.4%
BLOOD COLLECTION BANKING -- 0.1%
Cryo-Cell International*               39,180             316
                                                  -----------
                                                          316
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.3%
Allscripts*                           135,900           8,171
                                                  -----------
                                                        8,171
                                                  -----------
TOTAL HEALTH CARE (COST $8,040)                         8,487
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.1%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
EPCOS Ag ADR*                          30,800           4,035
                                                  -----------
                                                        4,035
                                                  -----------
TOTAL INDUSTRIAL (COST $4,687)                          4,035
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 3.2%
COMPUTER SERVICES -- 3.2%
Mcafee.com*                           221,100          11,428
                                                  -----------
                                                       11,428
                                                  -----------
TOTAL SERVICES (COST $11,671)                          11,428
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 99.7%
APPLICATIONS SOFTWARE -- 10.0%
Intertrust Technologies*              220,700           9,380
Quest Software*                        91,900          10,362
Siebel Systems*                       132,200          15,789
                                                  -----------
                                                       35,531
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.8%
Research in Motion*                    94,100          10,022
                                                  -----------
                                                       10,022
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.0%
Verisign*                              23,200           3,468
                                                  -----------
                                                        3,468
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 9.6%
Brocade Communications Systems*       118,600          21,267
Redback Networks*                      42,900          12,867
                                                  -----------
                                                       34,134
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.1%
Optika Imaging Systems+               647,000     $    18,116
                                                  -----------
                                                       18,116
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 15.8%
Broadcom*                              95,400          23,170
Globespan*                             70,700           7,207
Quantum Effect Devices*                83,000           6,609
SDL*                                   90,700          19,308
                                                  -----------
                                                       56,294
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.8%
I2 Technologies*                       61,600           7,523
Microstrategy*                        107,700           9,377
                                                  -----------
                                                       16,900
--------------------------------------------------------------------------------
FIBER OPTICS -- 10.4%
Avanex*                                30,300           4,598
E-Tek Dynamics*                        18,000           4,234
JDS Uniphase*                         129,600          15,625
MRV Communications*                   137,700          12,617
                                                  -----------
                                                       37,074
--------------------------------------------------------------------------------
INTERNET CONTENT -- 10.7%
Infospace.com*                        111,400          16,202
Network Solutions*                     72,800          11,189
Rare Medium Group*                    240,700          10,621
                                                  -----------
                                                       38,012
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 16.8%
Ariba*                                 54,800          11,487
Art Technology*                       123,000           8,080
E.Piphany*                             52,000           6,945
Exodus Communications*                125,300          17,605
Loudeye Technologies*                 106,000           3,697
Valueclick*                            10,200             213
Vignette*                              72,900          11,682
                                                  -----------
                                                       59,709
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 1.9%
Universal Access*                     205,155           6,873
                                                  -----------
                                                        6,873
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.3%
Juniper Networks*                      71,400          18,818
                                                  -----------
                                                       18,818
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
Audiocodes Limited*                    96,100           9,646
Ditech Communications*                 76,800           8,146
                                                  -----------
                                                       17,792
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.5%
Telocity*                             150,900           1,867
                                                  -----------
                                                        1,867

TOTAL TECHNOLOGY (COST $232,427)                      354,610
                                                  -----------
TOTAL COMMON STOCK (COST $270,894)                    400,507
                                                  -----------
--------------------------------------------------------------------------------

56
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG NEW OPPORTUNITIES FUND
                                      Face             Market
Description                      Amount (00)         Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
J.P. Morgan
     6.10%, dated 03/31/00, matures 04/03/00,
     repurchase price $135,880 (collateralized
     by U.S. Government Agency Instruments:
     total market value $138,528) (A)    $136  $          136
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $136)                    136
                                                  -----------
TOTAL INVESTMENTS-- 112.7% (COST $271,030)            400,643
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (12.7%)
Bank Overdraft                                        (18,000)
Line of Credit Borrowing                              (27,400)
Other Assets and Liabilities, Net                         357
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (45,043)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value)
   based on 3,621,719 outstanding shares
   of common stock                                    185,627
Accumulated net realized gain on investments           40,376
Net unrealized appreciation on investments            129,597
                                                  -----------
TOTAL NET ASSETS-- 100.0%                            $355,600
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $98.19
                                                  -----------
                                                  -----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
+ Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of March 31, 2000 was $18,116,000.

The accompanying notes are an integral part of the financial statements.

57
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
BASIC MATERIALS -- 2.6%
CHEMICALS-DIVERSIFIED -- 0.8%
Dupont E.I. De Nemours                  5,400   $         285
                                                  -----------
                                                          285
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.0%
Praxair                                 7,800             325
                                                  -----------
                                                          325
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.8%
Alcoa                                   4,100             288
                                                  -----------
                                                          288
                                                  -----------
TOTAL BASIC MATERIALS (COST $865)                         898
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 4.4%
AUTO-CARS/LIGHT TRUCKS -- 0.9%
Ford Motor Company                      6,100             280
                                                  -----------
                                                          280
--------------------------------------------------------------------------------
CABLE TV -- 2.1%
Comcast, Cl A*                         16,100             698
                                                  -----------
                                                          698
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.9%
McGraw Hill                             6,700             305
                                                  -----------
                                                          305
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.5%
Intimate Brands                         3,800             156
                                                  -----------
                                                          156
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $1,355)                   1,439
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 13.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.9%
Fortune Brands                         12,100             302
                                                  -----------
                                                          302
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.8%
Avon Products                          11,200             325
Procter & Gamble                       16,200             911
                                                  -----------
                                                        1,236
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 6.1%
Conagra                                17,800             323
General Mills                           9,400             340
Heinz (H J)                            19,700             687
Kellogg                                13,100             336
Ralston-Purina Group                   11,700             320
                                                  -----------
                                                        2,006
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.7%
Kroger*                                13,300             234
                                                  -----------
                                                          234
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TOBACCO -- 1.9%
UST                                    39,400   $         616
                                                  -----------
                                                          616
                                                  -----------
TOTAL CONSUMER NON-CYCLICAL (COST $4,244)               4,394
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 9.1%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 3.6%
EOG Resources                           6,000             127
Kerr Mcgee                             11,200             647
Santa Fe Snyder*                       42,300             407
                                                  -----------
                                                        1,181
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 4.3%
Conoco, Cl A                           13,900             342
Exxon Mobil                             8,300             646
Royal Dutch Petroleum                   7,600             437
                                                  -----------
                                                        1,425
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.7%
Santa Fe International                  5,800             215
                                                  -----------
                                                          215
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%
Tidewater                               5,300             169
                                                  -----------
                                                          169
                                                  -----------
TOTAL ENERGY (COST $2,725)                              2,990
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 15.7%
COMMERCIAL BANKS-SOUTHERN US -- 1.0%
Hibernia, Cl A                         31,100             327
                                                  -----------
                                                          327
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.4%
Citigroup                              18,600           1,103
                                                  -----------
                                                        1,103
--------------------------------------------------------------------------------
FINANCE-CREDIT CARDS -- 0.6%
Providian Financial                     2,300             199
                                                  -----------
                                                          199
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
Bear Stearns                            7,000             319
Merrill Lynch                           1,500             157
                                                  -----------
                                                          476
--------------------------------------------------------------------------------
FINANCE-MORTAGE LOAN/BANKER -- 3.2%
Federal National Mortgage              10,400             587
Federal Home Loan Mortgage             10,400             460
                                                  -----------
                                                        1,047
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.0%
MGIC Investment                         7,600             332
                                                  -----------
                                                          332
--------------------------------------------------------------------------------

58
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.0%
John Nuveen, Cl A                       8,600   $         329
                                                  -----------
                                                          329
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 0.9%
J.P. Morgan                             2,300             303
                                                  -----------
                                                          303
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.5%
Washington Mutual                       5,700             151
                                                  -----------
                                                          151
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.7%
Mellon Financial                        8,900             263
Wells Fargo                            15,200             622
                                                  -----------
                                                          885
                                                  -----------
TOTAL FINANCIAL (COST $4,839)                           5,152
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.8%
DISPOSABLE MEDICAL PRODUCTS -- 0.8%
Bard (C.R.)                             7,200             279
                                                  -----------
                                                          279
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.5%
Johnson & Johnson                       6,800             476
                                                  -----------
                                                          476
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.2%
American Home Products                 11,200             601
Merck                                   2,600             162
Warner Lambert                         13,200           1,287
                                                  -----------
                                                        2,050
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.4%
Pacificare Health Systems*              6,800             339
United Healthcare                       7,800             465
Wellpoint Health Networks*              4,600             321
                                                  -----------
                                                        1,125
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTOR-- 0.9%
Cardinal Health                         6,500             298
                                                  -----------
                                                          298
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 1.0%
Bausch & Lomb                           6,000             313
                                                  -----------
                                                          313
                                                  -----------
TOTAL HEALTH CARE (COST $4,261)                         4,541
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.1%
AEROSPACE/DEFENSE -- 1.4%
Boeing                                  7,600             288
Northrop                                3,000             159
                                                  -----------
                                                          447
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 2.0%
General Dynamics                        6,700    $        333
Goodrich (B.F.)                        11,600             333
                                                  -----------
                                                          666
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.5%
Cooper Industries                       9,500             333
Honeywell International                 9,100             479
                                                  -----------
                                                          812
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.1%
Emerson Electric                        7,000             370
                                                  -----------
                                                          370
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.2%
Rockwell International                  9,600             401
                                                  -----------
                                                          401
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.9%
Parker Hannifin                         7,600             314
                                                  -----------
                                                          314
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 1.0%
Ingersoll Rand                          7,300             323
                                                  -----------
                                                          323
                                                  -----------
TOTAL INDUSTRIAL (COST $3,083)                          3,333
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 13.6%
COMPUTER SERVICES -- 6.6%
Ceridian*                              24,900             478
Computer Sciences*                      5,500             435
Electronic Data Systems                12,800             822
Unisys*                                16,900             431
                                                  -----------
                                                        2,166
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 6.2%
AT&T                                   10,600             596
GTE                                    13,500             959
SBC Communications                     11,700             491
                                                  -----------
                                                        2,046
--------------------------------------------------------------------------------
TELEPHONE-LOCAL -- 0.8%
BellSouth                               5,700             268
                                                  -----------
                                                          268
                                                  -----------
TOTAL SERVICES (COST $4,413)                            4,480
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.6%
COMPUTERS-MICRO -- 2.8%
IBM                                     7,900             932
                                                  -----------
                                                          932
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.2%
First Data                             16,500             730
                                                  -----------
                                                          730
--------------------------------------------------------------------------------

59
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG LARGE CAP VALUE FUND

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.7%
Computer Associates International      12,400   $         734
Compuware*                             23,000             485
                                                  -----------
                                                        1,219
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.7%
Pitney Bowes                           12,700             568
                                                  -----------
                                                          568
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%
Lucent Technologies                     7,000             425
Tellabs*                                9,800             617
                                                  -----------
                                                        1,042
                                                  -----------
TOTAL TECHNOLOGY (COST $4,426)                          4,491
                                                  -----------
--------------------------------------------------------------------------------
UTILITIES -- 0.5%
ELECTRIC-INTEGRATED -- 0.5%
PECO Energy                             4,300             159
                                                  -----------
                                                          159
                                                  -----------
TOTAL UTILITIES (COST $168)                               159
                                                  -----------
TOTAL COMMON STOCK (COST $30,379)                      31,877
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.9%
JP Morgan
   6.10%, dated 03/31/00, matures
   04/03/00, repurchase price $1,612,809
   (collateralized by U.S. Government
   Agency Instruments: total market value
   $1,644,230) (A)                     $1,612           1,612
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $1,612)                1,612
                                                  -----------
TOTAL INVESTMENTS-- 101.7%  (COST $31,991)            $33,489
                                                  -----------
                                                  -----------

Percentages are based on Net Assets of $32,922,297.
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

60
[LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
BASIC MATERIALS -- 2.6%
CHEMICALS-SPECIALTY -- 2.3%
CK Witco                               43,700    $        445
Cytec Industries*                      30,300             928
                                                  -----------
                                                        1,373
--------------------------------------------------------------------------------
FERTILIZERS -- 0.3%
IMC Global                             14,300             210
                                                  -----------
                                                          210
                                                  -----------
TOTAL BASIC MATERIALS (COST $1,378)                     1,583
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.3%
APPAREL MANUFACTURERS -- 0.1%
Tommy Hilfiger*                         3,700              54
                                                  -----------
                                                           54
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.9%
Delphi Automotive Systems              33,100             530
                                                  -----------
                                                          530
--------------------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 2.7%
Unitedglobalcom, Cl A*                 21,800           1,636
                                                  -----------
                                                        1,636
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.7%
Harrah's Entertainment*                24,100             447
                                                  -----------
                                                          447
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Tech Data*                             13,200             434
                                                  -----------
                                                          434
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.7%
Starwood Hotels & Resorts              40,100           1,053
                                                  -----------
                                                        1,053
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.9%
Scripps (E.W.), Cl A                   24,000           1,164
                                                  -----------
                                                        1,164
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.7%
Tribune Company                        10,900             399
                                                  -----------
                                                          399
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Wendys International                   26,900             543
                                                  -----------
                                                          543
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $6,093)                   6,260
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.3%
BEVERAGES-WINE/SPIRITS -- 0.7%
Diageo PLC ADR                         14,300             431
                                                  -----------
                                                          431
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 2.2%
Fortune Brands                         54,400   $       1,360
                                                  -----------
                                                        1,360
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.4%
Aurora Foods*                           4,000              12
Conagra                                49,300             893
Sara Lee                               29,600             533
                                                  -----------
                                                        1,438
                                                  -----------
CONSUMER NON-CYCLICAL (COST $3,243)                     3,229
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 24.0%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 10.9%
Apache                                 16,400             816
Burlington Resources                   12,800             474
Devon Energy                           17,200             835
EOG Resources                          53,700           1,138
Forest Oil*                            62,600             665
Louis Dreyfus Natural Gas*             21,800             741
Santa Fe Snyder*                      109,900           1,058
Union Pacific Resources                30,000             435
Vastar Resources                        6,400             476
                                                  -----------
                                                        6,638
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 3.5%
Cooper Cameron*                        14,300             956
Weatherford International*             19,300           1,137
                                                  -----------
                                                        2,093
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 3.0%
Ensco International                    11,900             430
Global Marine*                         11,100             282
Nabors Industries*                     15,400             598
Noble Drilling*                        12,800             530
                                                  -----------
                                                        1,840
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 4.3%
Baker Hughes                           45,500           1,376
BJ Services*                            5,900             436
Hanover Compressor*                    14,400             819
                                                  -----------
                                                        2,631
--------------------------------------------------------------------------------
PIPELINES -- 2.3%
Columbia Energy Group                   8,200             486
Kinder Morgan                          26,300             907
                                                  -----------
                                                        1,393
                                                  -----------
TOTAL ENERGY (COST $12,489)                            14,595
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 16.1%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Mercantile                             11,900             364
                                                  -----------
                                                          364
--------------------------------------------------------------------------------

61
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THE PBHG FUNDS, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US  -- 1.3%
Southtrust                             31,500  $          801
                                                  -----------
                                                          801
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 3.5%
Capital One Financial                  19,800             949
Providian Financial                    13,500           1,170
                                                  -----------
                                                        2,119
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.1%
E*Trade Group*                         28,900             871
Paine Webber Group                     23,000           1,012
                                                  -----------
                                                        1,883
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE -- 0.8%
Waddell & Reed Financial, Cl A         11,700             495
                                                  -----------
                                                          495
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.6%
Jefferson Pilot                         6,400             426
Protective Life                        36,100           1,146
                                                  -----------
                                                        1,572
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
XL Capital Limited, Cl A               11,900             659
                                                  -----------
                                                          659
--------------------------------------------------------------------------------
S & L THRIFTS-CENTRAL US -- 1.4%
Charter One Financial                  39,400             827
                                                  -----------
                                                          827
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.7%
Comerica                                4,200             176
First Union                            22,400             834
                                                  -----------
                                                        1,010
                                                  -----------
TOTAL FINANCIAL (COST $8,789)                           9,730
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.9%
DISPOSABLE MEDICAL PRODUCTS -- 1.0%
Bard (C.R.)                            15,700             607
                                                  -----------
                                                          607
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.4%
Alza*                                  22,500             845
                                                  -----------
                                                          845
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Aclara Biosciences*                    20,200             797
                                                  -----------
                                                          797
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.1%
Forest Labs*                            3,400             287
Medimmune*                              2,300             400
                                                  -----------
                                                          687
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.1%
Mylan Labs                             29,000   $         798
Watson Pharmaceutical*                 11,100             441
                                                  -----------
                                                        1,239
                                                  -----------
TOTAL HEALTH CARE (COST $3,352)                         4,175
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.3%
AEROSPACE/DEFENSE -- 0.9%
Litton Industries*                     12,800             566
                                                  -----------
                                                          566
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Orbital Sciences*                      13,700             206
                                                  -----------
                                                          206
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.0%
Eaton                                  12,800             998
ITT Industries                         19,200             596
Textron                                13,700             834
                                                  -----------
                                                        2,428
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
Vishay Intertechnology*                 9,500             529
                                                  -----------
                                                          529
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%
Torchmark                              14,000             324
                                                  -----------
                                                          324
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.3%
Worthington Industries                 16,500             204
                                                  -----------
                                                          204
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.2%
Pentair                                19,200             712
                                                  -----------
                                                          712
                                                  -----------
TOTAL INDUSTRIAL (COST $4,627)                          4,969
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 6.8%
COMMERCIAL SERVICES-FINANCE -- 2.5%
Block (H&R)                            25,000           1,119
Concord EFS*                           18,100             415
                                                  -----------
                                                        1,534
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
DST Systems*                            5,900             383
Safeguard Scientifics*                 13,300             935
                                                  -----------
                                                        1,318
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.1%
Hertz, Cl A                            19,700             671
                                                  -----------
                                                          671
--------------------------------------------------------------------------------

62
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TELEPHONE-LOCAL -- 1.0%
Alltel                                 10,100   $         637
                                                  -----------
                                                          637
                                                  -----------
TOTAL SERVICES (COST $3,738)                            4,160
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.3%
CELLULAR TELECOMMUNICATIONS -- 0.2%
Alamosa PCS Holdings*                   3,700             139
                                                  -----------
                                                          139
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Acxiom*                                10,300             342
                                                  -----------
                                                          342
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.0%
Advanced Micro Devices*                13,000             742
Cypress Semiconductor*                  7,900             390
Silicon Image*                          1,300              93
                                                  -----------
                                                        1,225
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.3%
Symantec*                               2,600             195
                                                  -----------
                                                          195
--------------------------------------------------------------------------------
INTERNET CONTENT -- 0.3%
S1*                                     2,000             171
                                                  -----------
                                                          171
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 1.9%
Networks Associates*                   36,100           1,164
                                                  -----------
                                                        1,164
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Tellabs*                               13,700             863
Westell Technologies*                   7,300             233
                                                  -----------
                                                        1,096
                                                  -----------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.2%
ICG Communications*                     2,900             105
                                                  -----------
                                                          105

TOTAL TECHNOLOGY (COST $3,665)                          4,437
                                                  -----------
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 8.1%
ELECTRIC-INTEGRATED -- 7.2%
Conectiv                               19,200   $         336
Constellation Energy Group             35,300           1,125
DQE                                    16,100             733
DTE Energy                             37,300           1,082
Duke Energy                             7,300             383
Minnesota Power                        42,700             710
                                                  -----------
                                                        4,369
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.9%
MCN Energy Group                       10,500             262
UGI                                    14,200             307
                                                  -----------
                                                          569
                                                  -----------
TOTAL UTILITIES (COST $4,838)                           4,938
                                                  -----------
TOTAL COMMON STOCK (COST $52,212)                      58,076
                                                  -----------
--------------------------------------------------------------------------------
RIGHTS
TECHNOLOGY -- 0.0%
INTERNET SOFTWARE -- 0.0%
Opus 360                                  260               0
                                                  -----------
TECHNOLOGY (COST $0)                                        0
                                                  -----------
TOTAL RIGHTS (COST $0)                                      0
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
Morgan Stanley
   6.03% dated 03/31/00, matures
   04/03/00, repurchase price $6,998,389
   (collateralized by U.S. Government
   Agency Instruments: total market
   value $7,266,358) (A)               $6,995           6,995
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $6,995)                6,995
                                                  -----------
TOTAL INVESTMENTS-- 107.2% (COST $59,207)        $     65,071
                                                  -----------
                                                  -----------

Percentages are based on Net Assets of $60,690,123.
* Non-Income Producing Security
(A) - Tri-Party Repurchase Agreement
ADR - American Depository Receipt
Cl - Class

The accompanying notes are an integral part of the financial statements.


63
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
BASIC MATERIALS -- 3.7%
CHEMICALS-SPECIALTY -- 2.9%
CK Witco                              124,000    $      1,263
Cytec Industries*                      47,000           1,439
                                                  -----------
                                                        2,702
--------------------------------------------------------------------------------
FERTILIZERS -- 0.5%
IMC Global                             33,500             492
                                                  -----------
                                                          492
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.3%
LTV                                    86,000             306
                                                  -----------
                                                          306
                                                  -----------
TOTAL BASIC MATERIALS (COST $3,234)                     3,500
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.8%
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International                   27,100           1,626
                                                  -----------
                                                        1,626
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.0%
Delco Remy International*             125,600             934
                                                  -----------
                                                          934
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.7%
Harrah's Entertainment*                36,200             672
                                                  -----------
                                                          672
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 2.2%
Ethan Allen Interiors                  25,700             643
Furniture Brands International*        75,600           1,422
                                                  -----------
                                                        2,065
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.1%
Journal Register*                      15,500             229
Pulitzer                               19,900             813
                                                  -----------
                                                        1,042
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.5%
MSC Industrial Direct*                 27,800             500
                                                  -----------
                                                          500
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*      16,500             730
                                                  -----------
                                                          730
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.4%
Friedman's, Cl A                       55,500             342
                                                  -----------
                                                          342
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.3%
Wilmar Industries*                     14,600             249
                                                  -----------
                                                          249
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
Wendys International                   45,000   $         909
                                                  -----------
                                                          909
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Pegasus Communications*                 5,600             788
                                                  -----------
                                                          788
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.1%
Hotel Reservations Network*             6,600             117
                                                  -----------
                                                          117
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $9,401)                   9,974
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.3%
Aurora Foods*                          99,900             300
                                                  -----------
                                                          300
                                                  -----------
TOTAL CONSUMER NON-CYCLICAL (COST $768)                   300
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 16.7%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 11.7%
Barrett Resources*                      7,300             218
Devon Energy                           16,000             777
EOG Resources                         105,300           2,231
Forest Oil*                           121,400           1,290
Louis Dreyfus Natural Gas*             32,200           1,095
Newfield Exploration*                   8,400             296
Noble Affiliates                       32,800           1,076
Santa Fe Snyder*                      265,400           2,554
Unit*                                   8,800              97
Vintage Petroleum                      57,900           1,165
                                                  -----------
                                                       10,799
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.7%
Valero Energy                          22,000             674
                                                  -----------
                                                          674
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.6%
Key Energy Services*                  118,900           1,382
Patterson Energy*                      21,700             689
Pride International*                   15,800             361
                                                  -----------
                                                        2,432
--------------------------------------------------------------------------------
PIPELINES -- 1.7%
Kinder Morgan                          45,100           1,556
                                                  -----------
                                                        1,556
                                                  -----------
TOTAL ENERGY (COST $12,690)                            15,461
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 18.6%
COMMERCIAL BANKS-CENTRAL US -- 0.5%
Firstmerit                             22,700             418
                                                  -----------
                                                          418
--------------------------------------------------------------------------------

64
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMERICAL BANKS-EASTERN US -- 1.1%
Commercial Bank of New York            19,800   $         189
Mercantile                             26,300             804
                                                  -----------
                                                          993
--------------------------------------------------------------------------------
COMMERICAL BANKS-SOUTHERN US -- 1.4%
Southtrust                             49,400           1,257
                                                  -----------
                                                        1,257
--------------------------------------------------------------------------------
COMMERICAL BANKS-WESTERN US -- 3.4%
BancWest                               77,000           1,521
City National                          32,400           1,091
Silicon Valley Bancshares*              7,600             546
                                                  -----------
                                                        3,158
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.2%
Morgan Keegan                          50,600             886
Raymond James Financial                45,700             948
Wit Capital Group*                     10,400             178
                                                  -----------
                                                        2,012
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.8%
Financial Security Assurance           10,700             786
                                                  -----------
                                                          786
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.8%
Affiliated Managers Group*             36,300           1,724
Federated Investors                     9,400             257
Waddell & Reed Financial, ClA          15,000             635
                                                  -----------
                                                        2,616
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.9%
Money Group                            38,000           1,228
Protective Life                        35,300           1,121
Torchmark                              15,800             365
                                                  -----------
                                                        2,714
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
Fidelity National Financial            16,800             232
First American Financial               32,500             461
                                                  -----------
                                                          693
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.6%
JP Realty                              32,800             584
                                                  -----------
                                                          584
--------------------------------------------------------------------------------
S & L/THRIFTS-CENTRAL US -- 1.4%
Charter One Financial Inc              61,100           1,283
                                                  -----------
                                                        1,283
--------------------------------------------------------------------------------
S & L/THRIFTS-WESTERN US -- 0.4%
ITLA Capital*                          31,200             398
                                                  -----------
                                                          398
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.4%
Comerica                                9,200             385
                                                  -----------
                                                          385
                                                  -----------
TOTAL FINANCIAL (COST $15,695)                         17,297
                                                  -----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 7.1%
DIAGNOSTIC KITS -- 0.0%
Biosite Diagnostics*                    1,900  $           46
                                                  -----------
                                                           46
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.0%
ICU Medical*                            1,400              25
                                                  -----------
                                                           25
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.7%
PSS World Medical*                     98,700             669
                                                  -----------
                                                          669
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.4%
Aclara Biosciences*                    30,100           1,187
Regeneron Pharmaceuticals*              2,600              77
                                                  -----------
                                                        1,264
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.1%
Cima Labs*                              6,200             107
Dura Pharmaceuticals*                  26,900             331
Intrabiotics Pharmaceuticals*          38,500             577
                                                  -----------
                                                        1,015
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.7%
Alpharma, Cl A                         42,900           1,577
                                                  -----------
                                                        1,577
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.1%
Triad Hospitals*                        3,900              65
                                                  -----------
                                                           65
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.3%
Lincare Holding*                        7,400             210
                                                  -----------
                                                          210
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTOR-- 0.3%
Syncor*                                 8,600             284
                                                  -----------
                                                          284
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.5%
CV Therapeutics*                        8,600             432
Titan Pharmaceuticals*                  5,300             165
Tularik*                                5,300             164
United Therapeutics*                    8,200             637
                                                  -----------
                                                        1,398
                                                  -----------
TOTAL HEALTH CARE (COST $4,757)                         6,553
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.6%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                 21,400             372
                                                  -----------
                                                          372
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.9%
Orbital Sciences*                      54,600             819
                                                  -----------
                                                          819
--------------------------------------------------------------------------------

65
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.6%
Lafarge                                23,800   $         565
                                                  -----------
                                                          565
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.0%
ITT Industries                         30,000             932
                                                  -----------
                                                          932
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
Kent Electronics*                       7,600             222
Vishay Intertechnology*                14,000             779
                                                  -----------
                                                        1,001
--------------------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 0.4%
Amphenol*                               3,500             358
                                                  -----------
                                                          358
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.6%
Aeroflex*                              30,400           1,505
                                                  -----------
                                                        1,505
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.4%
Stericycle*                            12,700             317
                                                  -----------
                                                          317
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 1.0%
Speedfam-Ipec*                         47,200             938
                                                  -----------
                                                          938
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.3%
Wolverine Tube*                        18,200             233
                                                  -----------
                                                          233
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
Republic Services*                     19,200             210
                                                  -----------
                                                          210
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 1.0%
NS Group*                              55,600             907
                                                  -----------
                                                          907
--------------------------------------------------------------------------------
TRUCKING & LEASING -- 0.3%
Ryder System                           13,100             297
                                                  -----------
                                                          297
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.4%
Cable Design Technologies*             11,600             394
                                                  -----------
                                                          394
                                                  -----------
TOTAL INDUSTRIAL (COST $6,316)                          8,848
                                                  -----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 0.9%
COMPUTER SERVICES -- 0.3%
Manhattan Associates*                   8,300  $          284
                                                  -----------
                                                          284
--------------------------------------------------------------------------------
SCHOOLS -- 0.6%
Edison Schools*                        28,800             565
                                                  -----------
                                                          565
                                                  -----------
TOTAL SERVICES (COST $603)                                849
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 22.0%
APPLICATIONS SOFTWARE -- 1.9%
Sonic Foundry*                         17,600           1,716
                                                  -----------
                                                        1,716
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.2%
Alamosa PCS Holdings*                   5,400             204
                                                  -----------
                                                          204
--------------------------------------------------------------------------------
CIRCUITS -- 1.4%
Integrated Device Technology*          32,900           1,304
                                                  -----------
                                                        1,304
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.8%
Avid Technology*                       83,900           1,500
General Magic*                         16,500             147
                                                  -----------
                                                        1,647
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.2%
Ansoft*                                17,400             216
                                                  -----------
                                                          216
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.4%
Axent Technologies*                    19,200             361
                                                  -----------
                                                          361
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.2%
Systems & Computer Technology*          8,600             201
                                                  -----------
                                                          201
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.1%
Overland Data*                         62,200             875
Western Digital*                       24,900             185
                                                  -----------
                                                        1,060
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.6%
S3*                                    24,100             506
                                                  -----------
                                                          506
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.7%
Acxiom*                                17,200             572
Excelon*                               51,500             579
Informix*                              78,200           1,325
                                                  -----------
                                                        2,476
--------------------------------------------------------------------------------

66
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.0%
Cirrus Logic*                          18,200    $        332
Cypress Semiconductor*                  6,800             335
Electroglas*                            8,600             295
Genus*                                 77,600           1,077
MEMC Electronic Materials*             40,200             809
Silicon Image*                          3,000             215
Zoran*                                 10,700             602
                                                  -----------
                                                        3,665
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
Informatica*                            6,300             484
Symantec*                               4,400             330
                                                  -----------
                                                          814
--------------------------------------------------------------------------------
INTERNET CONTENT -- 0.4%
Launch Media*                           5,900              92
S1*                                     3,698             317
                                                  -----------
                                                          409
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.7%
Ravisent Technologies*                 45,300             629
                                                  -----------
                                                          629
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 1.0%
Splash Technologies*                   74,200             928
                                                  -----------
                                                          928
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.3%
American Mobile Satellite*              3,400              82
Globecomm Systems*                      7,400             197
                                                  -----------
                                                          279
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.9%
Pairgain Technologies*                 20,100             375
Westell Technologies*                  15,400             491
                                                  -----------
                                                          866
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.2%
ICG Communications*                     5,900             213
                                                  -----------
                                                          213
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.6%
US Xpress Enterprises*                 65,600             578
                                                  -----------
                                                          578
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.5%
Glenayre Technologies*                104,900           1,842
Metro One Telecommunications*          17,800             238
Spectrian*                             10,600             239
                                                  -----------
                                                        2,319
                                                  -----------
TOTAL TECHNOLOGY (COST $15,706)                        20,391
                                                  -----------
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
AIRLINES -- 0.6%
Midway Airlines*                      108,350   $         542
                                                  -----------
                                                          542
--------------------------------------------------------------------------------
TRANSPORTATION-AIR FREIGHT -- 0.5%
Airborne Freight                       21,200             509
                                                  -----------
                                                          509
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 0.4%
Hunt (J.B.) Transportation Services    25,400             348
                                                  -----------
                                                          348
                                                  -----------
TOTAL TRANSPORTATION (COST $2,345)                      1,399
                                                  -----------
--------------------------------------------------------------------------------
UTILITIES -- 0.9%
ELECTRIC-INTEGRATED -- 0.4%
Idacorp                                 9,700             337
                                                  -----------
                                                          337
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.5%
UGI                                    21,400             463
                                                  -----------
                                                          463
                                                  -----------
TOTAL UTILITIES (COST $730)                               800
                                                  -----------
TOTAL COMMON STOCK (COST $72,245)                      85,372
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.2%
Morgan Stanley
   6.03% dated 03/31/00, matures
   04/03/00, repurchase price $6,644,001
   (collateralized by U.S. Government
   Agency Instruments: total market
   value $6,786,772) (A)               $6,641           6,641
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $6,641)                6,641
                                                  -----------
TOTAL INVESTMENTS-- 99.3% (COST $78,886)         $     92,013
                                                  -----------
                                                  -----------

Percentages are based on Net Assets of $92,634,193.
* Non-Income Producing Security
(A) - Tri-Party Repurchase Agreement
Cl - Class
The accompanying notes are an integral part of the financial statements.

67
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THE PBHG FUNDS, INC.


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG FOCUSED VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
CONSUMER CYCLICAL -- 13.4%
AUTO-CARS/LIGHT TRUCKS -- 4.0%
General Motors                         10,900   $         903
                                                  -----------
                                                          903
--------------------------------------------------------------------------------
BROADCAST SERVICE/PROGRAM -- 2.5%
Unitedglobalcom, Cl A*                  7,700             578
                                                  -----------
                                                          578
--------------------------------------------------------------------------------
CABLE TV -- 4.9%
Comcast, Cl A*                         25,400           1,102
                                                  -----------
                                                        1,102
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 2.0%
Williams-Sonoma*                       14,300             443
                                                  -----------
                                                          443
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $2,712)                   3,026
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.6%
FOOD-RETAIL -- 2.6%
Kroger*                                32,800             576
                                                  -----------
                                                          576
                                                  -----------
TOTAL CONSUMER NON-CYCLICAL (COST $567)                   576
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 8.8%
OIL COMPANY-EXPLORATION & PRODUCTION-- 2.9%
EOG Resources                          18,300             388
Santa Fe Snyder*                       28,400             273
                                                  -----------
                                                          661
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.4%
Weatherford International*              5,400             318
                                                  -----------
                                                          318
                                                  -----------
--------------------------------------------------------------------------------
OIL FIELD SERVICES -- 4.5%
Baker Hughes                           33,300           1,007
                                                  -----------
                                                        1,007
                                                  -----------
TOTAL ENERGY (COST $1,812)                              1,986
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 28.0%
FINANCE-CREDIT CARD -- 6.8%
Capital One Financial                  13,800             662
Providian Financial                    10,100             875
                                                  -----------
                                                        1,537
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.2%
E*Trade Group*                         16,300             491
                                                  -----------
                                                          491
--------------------------------------------------------------------------------
FINANCE MORTGAGE LOAN/BANKER -- 5.2%
Federal Home Loan Mortgage             26,300           1,162
                                                  -----------
                                                        1,162
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 2.6%
J.P. Morgan                             4,400   $         580
                                                  -----------
                                                          580
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 11.2%
Bank One                               25,000             859
Fleet Boston Financial                 32,700           1,194
Wells Fargo                            11,800             483
                                                  -----------
                                                        2,536
                                                  -----------
TOTAL FINANCIAL (COST $5,789)                           6,306
                                                  -----------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.3%
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Aclara Biosciences*                     7,200             284
                                                  -----------
                                                          284
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.7%
Forest Labs*                            1,800             152
Intrabiotics Pharmaceuticals*           7,800             117
Merck                                   5,400             335
Pharmacia & Upjohn                     15,200             901
                                                  -----------
                                                        1,505
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.3%
United Therapeutics*                    1,000              78
                                                  -----------
                                                           78
                                                  -----------
TOTAL HEALTH CARE (COST $1,492)                         1,867
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.0%
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 1.7%
Willbros Group*                        54,700             390
                                                  -----------
                                                          390
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 5.3%
Minnesota Mining & Manufacturing       13,400           1,187
                                                  -----------
                                                        1,187
                                                  -----------
TOTAL INDUSTRIAL (COST $1,592)                          1,577
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 9.0%
COMMERCIAL SERVICE-FINANCE -- 1.4%
Block (H&R)                             7,100             318
                                                  -----------
                                                          318
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.2%
Giga Information Group*                25,000             275
                                                  -----------
                                                          275
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 3.5%
AT&T                                   14,200             799
                                                  -----------
                                                          799
--------------------------------------------------------------------------------

68
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THE PBHG FUNDS, INC.


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG FOCUSED VALUE FUND

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
TELEPHONE-LOCAL -- 2.9%
Alltel                                 10,200  $          643
                                                  -----------
                                                          643
                                                  -----------
TOTAL SERVICES (COST $2,022)                            2,035
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 10.8%
APPLICATIONS SOFTWARE -- 4.1%
Sonic Foundry*                          9,400             916
                                                  -----------
                                                          916
--------------------------------------------------------------------------------
COMPUTERS-MICROPROCESSING -- 3.8%
Dell Computer*                         15,900             857
                                                  -----------
                                                          857
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.2%
Silicon Image*                          5,400             387
Zoran*                                  1,900             107
                                                  -----------
                                                          494
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.5%
Ravisent Technologies*                  8,600             119
                                                  -----------
                                                          119
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.2%
Metro One Telecommunications*           3,800              51
                                                  -----------
                                                           51
                                                  -----------
TOTAL TECHNOLOGY (COST $1,426)                          2,437
                                                  -----------
--------------------------------------------------------------------------------
UTILITIES -- 4.1%
ELECTRIC-INTEGRATED -- 4.1%
Duke Energy                            15,100             793
Minnesota Power                         8,600             143
                                                  -----------
                                                          936

TOTAL UTILITIES (COST $913)                               936
                                                  -----------
TOTAL COMMON STOCK (COST $18,325)                      20,746
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.2%
Morgan Stanley
   5.80% dated 03/31/00, matures
   04/03/00, repurchase price $4,558,980
   (collateralized by U.S. Government
   Agency Instruments: total market
   value $4,647,932) (A)               $4,557           4,557
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $4,557)                4,557
                                                  -----------
TOTAL INVESTMENTS-- 112.2% (COST $22,882)        $     25,303
                                                  -----------
                                                  -----------

Percentages are based on Net Assets of $22,556,416.
* Non-Income Producing Security
(A) - Tri-Party Repurchase Agreement
Cl - Class
The accompanying notes are an integral part of the financial statements.


69
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THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG INTERNATIONAL FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
ARGENTINA -- 1.9%
Banco Frances Rio*                      9,000  $          213
                                                  -----------
                                                          213
--------------------------------------------------------------------------------
AUSTRALIA -- 0.8%
National Australia Bank*                7,000              90
                                                  -----------
                                                           90
--------------------------------------------------------------------------------
BELGIUM -- 0.8%
Fortis*                                 3,521              90
                                                  -----------
                                                           90
--------------------------------------------------------------------------------
BRAZIL -- 3.9%
Companhia Paranaese*                   21,000             179
Telenorte Leste Part ADR*              10,000             266
                                                  -----------
                                                          445
--------------------------------------------------------------------------------
DENMARK -- 0.7%
Novo-Nordisk*                             632              85
                                                  -----------
                                                           85
--------------------------------------------------------------------------------
FINLAND -- 2.3%
Nokia Oyj/Nok1v.He                      1,248             264
                                                  -----------
                                                          264
--------------------------------------------------------------------------------
FRANCE -- 5.8%
Banque National Paris*                  2,209             174
France Telecom*                           959             165
Total Fina Elf*                           920             138
Vivendi*                                1,571             181
                                                  -----------
                                                          658
--------------------------------------------------------------------------------
GERMANY -- 8.3%
Bayer*                                 12,585             564
Dresdner Bank*                          3,927             159
Epcos Ag*                                 901             119
Siemens*                                  720             104
                                                  -----------
                                                          946
--------------------------------------------------------------------------------
HONG KONG -- 1.1%
Hutchison Whampoa                       7,000             126
                                                  -----------
                                                          126
--------------------------------------------------------------------------------
HUNGARY -- 1.2%
Magyar Tavk ADR*                        3,000             132
                                                  -----------
                                                          132
--------------------------------------------------------------------------------
IRELAND -- 0.7%
Allied Irish Bank*                      7,909              76
                                                  -----------
                                                           76
--------------------------------------------------------------------------------
ITALY -- 4.3%
Eni*                                   46,811             234
Telecom Italia*                        17,303             258
                                                  -----------
                                                          492
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
JAPAN -- 25.9%
Fuji Machine*                           3,000     $       223
Fuji Photo Film*                        4,000             176
Kurita Water*                           9,000             174
Matsushita Communications*              1,000             184
Mitsui*                                27,000             218
Nippon Comsys*                          8,000             149
NTT*                                        6             246
Olympus Optical*                        9,000             139
Omron*                                  5,000             142
Rohm Company Limited*                     600             208
Secom*                                  2,000             171
Sharp*                                  8,000             171
Sumitomo Bank*                         12,000             179
TDK*                                    2,000             272
Uni Charm*                              2,000             131
Yamanouchi Pharmaceutical*              3,000             164
                                                  -----------
                                                        2,947
--------------------------------------------------------------------------------
MEXICO -- 4.9%
Formento Economico ADR*                 6,000             270
Panamerican Beverages*                 10,000             176
Tubos Acero Mexico ADR*                 7,000             115
                                                  -----------
                                                          561
--------------------------------------------------------------------------------
NETHERLANDS -- 5.7%
Aegon*                                  1,890             151
Elsevier*                              12,937             131
Equant ADR*                             1,369             117
Philips Electronics                       495              83
Unilever Cert*                          3,397             167
                                                  -----------
                                                          649
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.9%
Carter Holt Harvey                     48,000              41
Telecom Corp Of N.Z.*                  12,500              57
                                                  -----------
                                                           98
--------------------------------------------------------------------------------
SINGAPORE -- 2.0%
City Developments*                     30,000             136
Singapore Press Holdings*               5,500              88
                                                  -----------
                                                          224
--------------------------------------------------------------------------------
SPAIN - 2.6%
Union Electrica Fenosa*                14,490             297
                                                  -----------
                                                          297
--------------------------------------------------------------------------------
SWEDEN -- 3.0%
Ericsson*                               1,186             104
SKF*                                   10,701             237
                                                  -----------
                                                          341
--------------------------------------------------------------------------------
SWITZERLAND -- 3.2%
Roche Holdings - Genus*                    14             152
Zurich Allied                             423             213
                                                  -----------
                                                          365
--------------------------------------------------------------------------------

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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG INTERNATIONAL FUND

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 12.1%
Abbey National*                         4,100    $         54
Autonomy*                                 300              51
Bank Of Scotland*                       8,100              92
Barclays                                3,300              87
BP Amoco*                              14,100             129
British Aerospace*                     15,400              87
British Telecom                         7,400             138
Energis*                                1,000              47
Freeserve Wi*                           3,700              29
Laporte - Redeemable `B'*             110,400               2
Laporte*                                6,900              53
Logica*                                 1,500              50
Man (Ed&F) Group*                       7,600              64
Norwich Union*                         11,700              78
Peninsular & Oriental*                  5,200              54
Rio Tinto*                              4,300              72
Sage Group*                             3,700              41
Smithkline Beecham*                     8,000             105
Vodafone Airtouch*                     26,700             148
                                                  -----------
                                                        1,381
                                                  -----------
TOTAL COMMON STOCK (COST $8,456)                       10,480
                                                  -----------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
GERMANY -- 2.2%
Marschollek Lauten*                       425             252
                                                  -----------
                                                          252
--------------------------------------------------------------------------------
AUSTRALIA -- 0.3%
Newscorp*                               3,000              36
                                                  -----------
                                                           36
                                                  -----------
TOTAL PREFERRED STOCK (COST $82)                          288
                                                  -----------
TOTAL INVESTMENTS-- 94.6% (COST $8,538)          $     10,768
                                                  -----------
                                                  -----------

Percentages indicated are based on net assets of $11,381,963.
* Non-income producing security
ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

71
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
THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG CASH RESERVES FUND
                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
BANK NOTES -- 0.2%
US Bank Note
     5.92%, 10/02/00                $   1,000    $      1,000

TOTAL BANK NOTES (COST $1,000)                          1,000
                                                  -----------
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.3%
Bank Scotland
     5.76%, 07/03/00                    2,000           2,000
Barclays Bank N.Y.
     6.68%, 02/20/01                    1,500           1,500
Desdner Bank
     6.71%, 02/26/01                    1,500           1,499
Deutsche Bank
     6.55%, 01/22/01                    1,500           1,499
Royal Bank Of Canada
     5.70%, 07/03/00                    2,000           2,000
Suntrust Atlanta
     5.90%, 04/10/00                    3,000           3,000
Svenska Handelsbanken N.Y.
     6.75%, 03/16/01                    2,000           1,999

TOTAL CERTIFICATES OF DEPOSIT (COST $13,497)           13,497
                                                  -----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 9.6%
Aesop Funding
     5.95%, 05/05/00                    3,000           2,983
Archer-Daniels Midland
     6.03%, 05/19/00                    3,500           3,472
Associates Corporation of North America
     5.81% 04/04/00                     3,000           2,999
Bear Stearns
     6.06%, 05/17/00                    3,500           3,473
Centric Capital
     6.06%, 04/10/00                    3,000           2,995
Coca-Cola Enterprises
     5.85%, 04/17/00                    3,000           2,992
Enterprise Funding
     5.92%, 04/04/00                    3,000           2,998
Eureka Securities
     6.06%, 05/19/00                    3,000           2,976
Falcon Asset Securities
     5.95%, 05/23/00                    3,670           3,638
General Motors Acceptance
     6.05%, 05/09/00                    3,500           3,478
Goldman Sachs Group
     6.04%, 05/17/00                    3,000           2,977
Kitty Hawk Funding
     5.85%, 04/03/00                    3,000           2,999
Park Avenue Receivable
     5.95%, 04/11/00                    3,000           2,995
PPG Industries
     5.88%, 04/06/00                    3,000           2,998
Preferred Receivable Funding
     6.06%, 05/10/00                    3,000           2,980
Riverwoods Funding
     6.05%, 05/17/00                    3,000           2,977
United Technologies
     6.05%, 04/28/00                    3,000           2,986

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- CONTINUED
Variable Funding Capital
     5.92%, 05/22/00                $   3,000    $      2,975

TOTAL COMMERCIAL PAPER (COST $55,891)                  55,891
                                                  -----------
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 0.5%
IBM
     5.95%, 08/17/00                    3,000           2,999
                                                  -----------
TOTAL CORPORATE OBLIGATIONS (COST $2,999)               2,999
                                                  -----------
--------------------------------------------------------------------------------
GOVERNMENT BOND -- 0.9%
Federal Home Loan Bank (FNLB)
     6.52%, 03/28/01                    5,000           4,997
                                                  -----------
TOTAL GOVERNMENT BOND (COST $4,997)                     4,997
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 86.6%
ABN AMRO
   6.18%, dated 03/31/00, matures 04/03/00,
   repurchase price $30,015,450 (collateralized
   by U.S. Government Obligations: total
   market value $30,600,000) (A)       30,000          30,000
Deutsche Bank  Securities
   6.25%, dated 03/31/00, matures 04/03/00,
   repurchase price $140,072,917 (collateralized
   by U.S. Government Obligations: total
   market value $142,800,258) (A)     140,000         140,000
Goldman Sachs
   6.22%, dated 03/31/00, matures 04/03/00,
   repurchase price $35,018,142 (collateralized
   by U.S. Government Obligations: total
   market value $35,700,001) (A)       35,000          35,000
Paribas
   6.18%, dated 03/31/00, matures 04/03/00,
   repurchase price $40,020,600 (collateralized
   by U.S. Government Obligations: total
   market value $40,800,817) (A)       40,000          40,000
Warburg Dillon Reed, LLC
   6.22%, dated 03/31/00, matures 04/03/00,
   repurchase price $93,248,309 (collateralized
   by U.S. Government Obligations: total
   market value $95,066,929) (A)       93,200          93,200
JP Morgan Securities
   6.18%, dated 03/31/00, matures 04/03/00,
   repurchase price $140,072,100 (collateralized
   by U.S. Government Obligations: total
   market value $142,800,001) (A)     140,000         140,000
Paribas
   6.20%, dated 03/31/00, matures 04/03/00,
   repurchase price $23,731,255 (collateralized
   by U.S. Government Obligations: total
   market value $23,856,000)           23,719          23,719
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $501,919)           501,919
                                                  -----------
TOTAL INVESTMENTS-- 100.1% (COST $580,303)            580,303
                                                  -----------
--------------------------------------------------------------------------------

72
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
THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG CASH RESERVES FUND
                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1%)
Other Assets and Liabilities, Net                 $      (845)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 1 billion,
   800 million shares -- $0.001
   par value) based on 579,457,052
   outstanding shares of common stock                 579,458
Undistributed net investment income                         6
Accumulated net realized loss on investments               (6)
                                                  -----------
TOTAL NET ASSETS-- 100.0%                            $579,458
                                                  -----------
                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $1.00
                                                  -----------
                                                  -----------
(A) -- Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

73
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
CONSUMER CYCLICAL -- 2.3%
AUDIO/VIDEO PRODUCTS -- 1.5%
Gemstar International*                335,300     $    28,836
Polycom*                              359,600          28,476
                                                  -----------
                                                       57,312
--------------------------------------------------------------------------------
CABLE TV -- 0.2%
Mediacom Communication*               550,300           7,670
                                                  -----------
                                                        7,670
--------------------------------------------------------------------------------
E-COMMERCE -- 0.6%
Purchasepro.com*                      318,800          23,113
                                                  -----------
                                                       23,113
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $122,167)                88,095
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.7%
CIRCUIT BOARDS -- 0.2%
Viasystems Group*                     570,700           8,846
                                                  -----------
                                                        8,846
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.0%
Microchip Technology*                 567,700          37,326
                                                  -----------
                                                       37,326
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.5%
FSI International*                    513,300          10,523
Gasonics International*               195,400           7,749
                                                  -----------
                                                       18,272
                                                  -----------
TOTAL INDUSTRIAL (COST $64,590)                        64,444
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 0.7%
ADVERTISING SERVICES -- 0.7%
Getty Images*                         709,400          25,494
                                                  -----------
                                                       25,494
                                                  -----------
TOTAL SERVICES (COST $33,380)                          25,494
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 90.2%
APPLICATIONS SOFTWARE -- 2.7%
Citrix Systems*                       777,800          51,529
Intertrust Technologies*               51,900           2,206
J.D. Edwards & Company*               239,700           7,805
New Era of Networks*                  321,000          12,599
Quest Software*                       281,600          31,750
                                                  -----------
                                                      105,889
--------------------------------------------------------------------------------
CIRCUITS -- 0.3%
Integrated Device Technology*         259,900          10,299
                                                  -----------
                                                       10,299
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.4%
Entrust Technologies*                 194,300     $    16,531
Verisign*                             248,200          37,106
                                                  -----------
                                                       53,637
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 5.0%
ASM Lithography Holding*              128,100          14,315
Brocade Communications Systems*       532,400          95,466
Redback Networks*                     274,800          82,423
                                                  -----------
                                                      192,204
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.3%
Sandisk*                              601,700          73,708
Veritas Software*                     698,050          91,445
                                                  -----------
                                                      165,153
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 19.5%
Amkor Technology*                     311,900          16,550
Applied Materials*                    448,200          42,243
Applied Micro Circuits*               559,200          83,915
Atmel*                                619,400          31,977
Broadcom*                             369,400          89,718
Cypress Semiconductor*                911,800          44,963
Globespan*                            736,100          75,036
Lam Research*                         791,700          35,676
Lattice Semiconductor*                399,800          27,061
LSI Logic*                            581,400          42,224
Metalink Limited*                      41,500           1,593
Micron Technology                     230,900          29,093
SDL*                                  496,800         105,756
Silicon Image*                        260,100          18,630
TranSwitch*                           434,100          41,728
Triquint Semiconductor*               488,200          35,883
Xilinx*                               346,800          28,719
                                                  -----------
                                                      750,765
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.0%
Aspect Development*                   280,200          18,038
BEA Systems*                          707,800          51,935
I2 Technologies*                      210,200          25,671
Informatica*                           87,900           6,752
Microstrategy*                        597,700          52,037
                                                  -----------
                                                      154,433
--------------------------------------------------------------------------------
FIBER OPTICS -- 13.0%
Avanex*                               325,700          49,425
Ciena*                                302,600          38,165
E-Tek Dynamics*                       230,900          54,319
JDS Uniphase*                       1,226,100         147,822
Metromedia Fiber Network*             600,800          58,127
MRV Communications*                   576,500          52,822
Sycamore Networks*                    764,500          98,620
                                                  -----------
                                                      499,300
--------------------------------------------------------------------------------

 74
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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET CONTENT -- 12.4%
China.Com, Cl A*                      385,700    $     31,242
Go2Net*                               386,500          31,137
Infospace*                          1,605,000         233,427
Network Solutions*                    570,000          87,611
Rare Medium Group*                  2,112,300          93,205
                                                  -----------
                                                      476,622
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 13.7%
Active Software*                      164,400          10,457
Agile Software*                       849,800          53,112
Akamai Technologies*                  151,000          24,283
Alteon Websystems*                     34,200           2,804
Ariba*                                190,000          39,829
Art Technology*                       644,600          42,342
Clarent*                              778,900          70,247
Commerce One*                         547,400          81,699
E.Piphany*                             89,600          11,967
Exodus Communications*                357,800          50,271
Interwoven*                           122,700          13,466
Tibco Software*                       219,100          17,857
U.S. Internetworking*                 176,325           6,833
Vignette*                             480,600          77,016
Vitria Technology*                    238,900          24,084
                                                  -----------
                                                      526,267
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.7%
Emulex*                               183,300          20,003
Extreme Networks*                     932,900          73,699
Foundry Networks*                     406,100          58,377
Juniper Networks*                     334,500          88,162
Network Appliance*                    233,400          19,314
                                                  -----------
                                                      259,555
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.1%
Mercury Interactive*                   36,600           2,901
                                                  -----------
                                                        2,901
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.7%
ADC Telecommunications*               580,700          31,285
Advanced Fibre*                     1,228,600          77,018
Ditech Communications*                584,000          61,941
Next Level Communications*            151,100          16,432
Qualcomm*                              70,100          10,467
Tekelec*                              545,700          20,259
                                                  -----------
                                                      217,402
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.1%
Telocity*                             257,000    $      3,180
                                                  -----------
                                                        3,180
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.3%
Netro*                                278,900          18,133
RF Micro Devices*                     244,500          32,855
                                                  -----------
                                                       50,988
                                                  -----------
TOTAL TECHNOLOGY (COST $2,718,883)                  3,468,595
                                                  -----------
TOTAL COMMON STOCK (COST $2,939,020)                3,646,628
                                                  -----------
TOTAL INVESTMENTS-- 94.9% (COST $2,939,020)        $3,646,628
                                                  -----------
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $3,843,946,370.
* Non-income producing security
Cl -- Class

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
As of March 31, 2000

PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
BASIC MATERIALS -- 1.8%
CHEMICALS-PLASTICS -- 0.1%
Hanna                                   3,500  $           40
                                                  -----------
                                                           40
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.3%
CK Witco                               49,800             507
Cytec Industries*                      14,100             432
W.R. Grace*                             3,000              38
                                                  -----------
                                                          977
--------------------------------------------------------------------------------
FERTILIZERS -- 0.2%
IMC Global                             10,700             157
                                                  -----------
                                                          157
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.1%
Commonwealth Industries                 7,300              66
                                                  -----------
                                                           66
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.1%
LTV                                    31,800             113
                                                  -----------
                                                          113
                                                  -----------
TOTAL BASIC MATERIALS (COST $1,326)                     1,353
                                                  -----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.0%
APPAREL MANUFACTURERS -- 0.0%
I.C. Isaacs & Company*                 10,000              27
                                                  -----------
                                                           27
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.5%
Direct Focus*                          12,500             348
                                                  -----------
                                                          348
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.6%
Harman International                    6,700             402
Polycom*                               10,000             792
                                                  -----------
                                                        1,194
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.7%
Delco Remy International*              73,800             549
                                                  -----------
                                                          549
--------------------------------------------------------------------------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING -- 0.1%
Coachmen Industries                     3,900              54
                                                  -----------
                                                           54
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.3%
Harrah's Entertainment*                13,500             251
                                                  -----------
                                                          251
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
Scansource*                            10,000             355
                                                  -----------
                                                          355
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.9%
Ethan Allen Interiors                   8,700    $        218
Furniture Brands International*        25,700             483
                                                  -----------
                                                          701
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.4%
Zomax*                                  5,000             301
                                                  -----------
                                                          301
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                       5,200              77
Pulitzer                                7,200             294
                                                  -----------
                                                          371
--------------------------------------------------------------------------------
RADIO -- 0.4%
Citadel Communications*                 7,500             316
                                                  -----------
                                                          316
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.2%
MSC Industrial Direct*                 10,000             180
                                                  -----------
                                                          180
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%
Insight Enterprises*                   12,500             455
PC Connection*                          9,600             271
                                                  -----------
                                                          726
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.0%
Tweeter Home Entertainment Group*      16,200             717
                                                  -----------
                                                          717
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.2%
Friedman's, Cl A                       22,300             137
                                                  -----------
                                                          137
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.1%
Wilmar Industries*                      6,100             104
                                                  -----------
                                                          104
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
P.F Changs China Bistro*               10,800             358
Wendys International                   15,900             321
                                                  -----------
                                                          679
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING -- 0.2%
Mobile Mini*                            7,900             154
                                                  -----------
                                                          154
--------------------------------------------------------------------------------
TELEVISION -- 0.4%
Paxson Communications*                 14,600             113
Pegasus Communications*                 1,100             155
                                                  -----------
                                                          268
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.1%
Hotel Reservations Network*             2,500              44
                                                  -----------
                                                           44
                                                  -----------
TOTAL CONSUMER CYCLICAL (COST $5,656)                   7,476
                                                  -----------
--------------------------------------------------------------------------------

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THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG STRATEGIC SMALL COMPANY FUND

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.1%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.1%
Aurora Foods*                          35,100   $         105
                                                  -----------
                                                          105
                                                  -----------
TOTAL CONSUMER NON-CYCLICAL (COST $311)                   105
                                                  -----------
--------------------------------------------------------------------------------
ENERGY -- 7.2%
OIL & GAS DRILLING -- 1.2%
Key Energy Services*                   44,200             514
Patterson Energy*                       7,500             238
Pride International*                    5,400             123
                                                  -----------
                                                          875
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 5.0%
Barrett Resources*                      2,600              78
Devon Energy                            9,800             476
EOG Resources                          39,500             837
Forest Oil*                            42,900             456
Louis Dreyfus Natural Gas*              9,600             326
Newfield Exploration*                   3,700             130
Noble Affiliates                       11,900             390
Santa Fe Snyder*                       69,600             670
Unit*                                   3,200              35
Vintage Petroleum                      18,000             362
                                                  -----------
                                                        3,760
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.3%
Valero Energy                           8,100             248
                                                  -----------
                                                          248
--------------------------------------------------------------------------------
PIPELINES -- 0.7%
Kinder Morgan                          16,000             552
                                                  -----------
                                                          552
                                                  -----------
TOTAL ENERGY (COST $4,243)                              5,435
                                                  -----------
--------------------------------------------------------------------------------
FINANCIAL -- 8.8%
COMMERCIAL BANKS-CENTRAL US -- 0.2%
Firstmerit                              7,500             138
                                                  -----------
                                                          138
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.5%
Commercial Bank of New York            13,500             129
Mercantile                              8,800             269
                                                  -----------
                                                          398
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.7%
Hibernia, Cl A                          5,200              55
Southtrust                             17,700             450
                                                  -----------
                                                          505
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.5%
BancWest                               28,700             567
City National                          11,074             373
Silicon Valley Bancshares*              2,700             194
                                                  -----------
                                                        1,134
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.0%
Morgan Keegan                          18,100   $         317
Raymond James Financial                17,200             357
Wit Capital Group*                      4,000              69
                                                  -----------
                                                          743
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.4%
Affiliated Managers Group*             13,300             632
Federated Investors                     3,600              98
Waddell & Reed Financial, Cl A          6,900             292
                                                  -----------
                                                        1,022
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%
Money Group                            13,700             443
Protective Life                        13,400             425
                                                  -----------
                                                          868
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.3%
Fidelity National Financial             6,300              87
First American Financial               11,500             163
                                                  -----------
                                                          250
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.0%
Pennsylvania Real Estate Investment Trust1,900             31
                                                  -----------
                                                           31
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.2%
CBL & Associates Properties             7,800             159
                                                  -----------
                                                          159
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.3%
JP Realty                              11,400             203
                                                  -----------
                                                          203
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.7%
Bank United, Cl A                       2,200              69
Charter One Financial                  20,900             439
                                                  -----------
                                                          508
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%
Roslyn Bancorp                         15,700             280
Woronoco Bancorp                        7,000              67
                                                  -----------
                                                          347
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.2%
ITLA Capital*                          12,700             162
                                                  -----------
                                                          162
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS US -- 0.2%
Comerica                                3,100             130
                                                  -----------
                                                          130
                                                  -----------
TOTAL FINANCIAL (COST $6,056)                           6,598
                                                  -----------
--------------------------------------------------------------------------------

 77
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THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

PBHG STRATEGIC SMALL COMPANY FUND

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 6.3%
DIAGNOSTIC KITS -- 0.0%
Biosite Diagnostics*                      800  $           19
                                                  -----------
                                                           19
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.0%
ICU Medical*                              400               7
                                                  -----------
                                                            7
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.2%
Noven Pharmacuticals*                  12,500             137
                                                  -----------
                                                          137
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.5%
Allscripts*                             5,000             301
Dendrite International*                 5,000             105
                                                  -----------
                                                          406
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
PSS World Medical*                     32,400             220
Zoll Medical Group*                     8,200             420
                                                  -----------
                                                          640
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.7%
Aclara Biosciences*                    11,400             450
Regeneron Pharmaceuticals*              1,100              32
                                                  -----------
                                                          482
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Celgene*                                4,500             448
Chirex*                                 5,700             110
Cima Labs*                             17,300             297
Dura Pharmaceuticals*                  10,600             130
Intrabiotics Pharmaceuticals*          15,600             234
King Pharmaceuticals*                   6,850             216
Pharmacopeia*                           5,000             245
                                                  -----------
                                                        1,680
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.8%
Alpharma, Cl A                         16,100             592
                                                  -----------
                                                          592
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.0%
Triad Hospitals*                        1,500              25
                                                  -----------
                                                           25
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.1%
Lincare Holding*                        2,800              79
                                                  -----------
                                                           79
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 0.2%
Syncor*                                 3,700             122
                                                  -----------
                                                          122
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.7%
CV Therapeutics*                        3,500    $        176
Titan Pharmaceuticals*                  2,000              62
Tularik*                                1,800              56
United Therapeutics*                    2,900             225
                                                  -----------
                                                          519
                                                  -----------

TOTAL HEALTH CARE (COST $3,190)                         4,708
                                                  -----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.6%
AEROSPACE/DEFENSE -- 0.2%
Teledyne Technologies*                  8,000             139
                                                  -----------
                                                          139
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Orbital Sciences*                      19,900             299
                                                  -----------
                                                          299
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.1%
Dal-Tile International*                 8,300              66
                                                  -----------
                                                           66
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.3%
Lafarge                                 8,100             192
                                                  -----------
                                                          192
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.4%
ITT Industries                         10,600             329
                                                  -----------
                                                          329
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.5%
Kent Electronics*                       2,900              85
Vishay Intertechnology*                 5,500             306
                                                  -----------
                                                          391
--------------------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 0.2%
Amphenol*                               1,400             143
                                                  -----------
                                                          143
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.9%
Molecular Devices*                      6,200             476
Robotic Vision Systems*                12,500             200
                                                  -----------
                                                          676
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.8%
Aeroflex*                              11,400             564
                                                  -----------
                                                          564
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.1%
Stericycle*                             3,800              95
                                                  -----------
                                                           95
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.4%
California Amplifier*                   8,500             263
                                                  -----------
                                                          263
--------------------------------------------------------------------------------

 78
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THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

 PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.9%
Photon Dynamics*                       10,000   $         690
                                                  -----------
                                                          690
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
FEI*                                   15,000             446
Varian*                                 5,000             192
                                                  -----------
                                                          638
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.6%
Cyberoptics*                            5,000             212
Cymer*                                  4,200             210
                                                  -----------
                                                          422
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.2%
Torchmark                               5,500             127
                                                  -----------
                                                          127
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.9%
Semitool*                              20,000             364
Speedfam-Ipec*                         16,800             334
                                                  -----------
                                                          698
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.7%
Helix Technology                        8,500             511
                                                  -----------
                                                          511
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.1%
Wolverine Tube*                         6,500              83
                                                  -----------
                                                           83
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.1%
Republic Services*                      7,800              85
                                                  -----------
                                                           85
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.3%
Power-One*                              4,000             242
                                                  -----------
                                                          242
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.4%
NS Group*                              19,900             325
                                                  -----------
                                                          325
--------------------------------------------------------------------------------
TRUCKING & LEASING -- 0.1%
Ryder Systems                           4,500             102
                                                  -----------
                                                          102
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.2%
Cable Design Technologies*              4,000             136
                                                  -----------
                                                          136
                                                  -----------
TOTAL INDUSTRIAL (COST $4,965)                          7,216
                                                  -----------
--------------------------------------------------------------------------------
SERVICES -- 4.4%
COMMERCIAL SERVICES -- 0.1%
AC Nielson*                             4,200              95
                                                  -----------
                                                           95
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.8%
Breakaway Solutions*                   10,000   $         455
Factset Research Systems                8,000             217
Manhattan Associates*                  20,600             706
                                                  -----------
                                                        1,378
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.4%
Corporate Executive Board*              7,500             381
Forrester Research*                     8,500             461
Professional Detailing*                 7,600             190
                                                  -----------
                                                        1,032
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.3%
United Rentals*                        11,300             195
                                                  -----------
                                                          195
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.6%
Albany Molecular Research*              7,500             438
                                                  -----------
                                                          438
--------------------------------------------------------------------------------
SCHOOLS -- 0.2%
Edison Schools*                        10,200             200
                                                  -----------
                                                          200
                                                  -----------
TOTAL SERVICES (COST $2,636)                            3,338
                                                  -----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 46.1%
APPLICATIONS SOFTWARE -- 3.8%
Actuate*                               10,200             549
Exchange Applications*                 15,000             794
Quest Software*                         3,500             395
Sonic Foundry*                          6,600             643
Web Trends*                             7,200             518
                                                  -----------
                                                        2,899
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.1%
Alamosa PCS Holdings*                   2,100              79
                                                  -----------
                                                           79
--------------------------------------------------------------------------------
CIRCUITS -- 0.7%
Integrated Device Technology*          12,400             491
                                                  -----------
                                                          491
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.8%
Avid Technology*                       31,500             563
General Magic*                          7,600              68
Puma Technology*                        8,500             430
Razorfish*                             10,000             275
                                                  -----------
                                                        1,336
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.1%
Ansoft*                                 6,300              78
                                                  -----------
                                                           78
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.6%
Axent Technologies*                     7,300             137
RSA Security*                           6,000             311
                                                  -----------
                                                          448
--------------------------------------------------------------------------------

[LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

 PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Blue Wave Systems*                      5,000  $           80
Mercury Computer Systems*              14,000             684
Systems & Computer Technology*          3,800              89
                                                  -----------
                                                          853
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.8%
Advanced Digital Information*          25,000             856
M-Systems Flash Disk Pioneers*          7,500             398
Overland Data*                         22,000             309
Sandisk*                               10,200           1,250
Silicon Storage Technology*             9,500             702
Western Digital*                        9,000              67
                                                  -----------
                                                        3,582
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.0%
Cybex*                                 15,000             564
S3*                                     8,300             174
                                                  -----------
                                                          738
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.8%
Acxiom*                                 7,500             249
Documentum*                             5,700             445
Excelon*                               16,300             183
Informix*                              29,100             493
                                                  -----------
                                                        1,370
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.3%
Act Manufacturing*                      5,300             296
Alpha Industries*                       2,500             238
Applied Micro Circuits*                 7,500           1,125
Cirrus Logic*                           6,700             122
Cree*                                   3,500             395
Cypress Semiconductor*                  8,800             434
Elantec Semiconductor*                  7,500             552
Electroglas*                            3,400             116
Exar*                                   6,000             429
Genus*                                 29,300             407
Ibis Technology*                        2,500             225
Integrated Silicon Solutions*          13,100             384
LTX*                                   10,000             452
PLX Technology*                        12,500             465
Qlogic*                                 5,000             678
Quantum Effect Devices*                 2,500             199
Silicon Image*                          1,200              86
Telcom Semiconductor*                   7,500             227
Three-Five Systems*                    10,000             600
TranSwitch*                             9,000             865
Triquint Semiconductor*                 9,000             662
Xicor*                                  7,500             106
Zoran*                                  3,900             220
                                                  -----------
                                                        9,283
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.4%
Business Objects ADR*                   7,500  $          746
Informatica*                            7,600             584
Manugistics*                            6,100             311
Symantec*                               1,700             128
                                                  -----------
                                                        1,769
--------------------------------------------------------------------------------
FIBER OPTICS -- 1.4%
Harmonic*                               3,700             308
JDS Uniphase*                           2,500             301
MRV Communications*                     5,000             458
                                                  -----------
                                                        1,067
--------------------------------------------------------------------------------
INTERNET CONTENT -- 0.7%
Launch Media*                           2,200              34
Lifeminders.com*                        5,000             339
S1*                                     1,220             105
                                                  -----------
                                                          478
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 3.7%
Bluestone Software*                     1,200              40
Clickaction*                            7,500             372
Fire Pond*                              7,500             307
Intraware*                              3,900             161
Macromedia*                             5,700             515
Netopia*                                4,500             324
Proxicom*                               9,400             417
Ravisent Technologies*                 16,200             225
U.S. Internetworking*                   9,000             349
Verio*                                  1,400              63
                                                  -----------
                                                        2,773
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.3%
Apex*                                   5,000             186
Extreme Networks*                       6,100             482
Visual Networks*                        5,000             284
                                                  -----------
                                                          952
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.3%
Splash Technologies*                   20,400             255
                                                  -----------
                                                          255
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.5%
Adaptive Broadband*                     5,000             268
American Mobile Satellite*              1,400              34
Globecomm Systems*                      2,200              59
                                                  -----------
                                                          361
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.4%
Cysive*                                 4,200             288
                                                  -----------
                                                          288
--------------------------------------------------------------------------------
 80

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
THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of March 31, 2000

 PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.4%
Anaren Microwave*                       5,000  $          479
Audiocodes Limited*                     3,000             301
Digital Lightwave*                      7,700             480
MCK Communications*                     7,500             359
Natural Microsystems*                   7,500             643
Pairgain Technologies*                  6,800             127
Tekelec*                               13,400             498
TUT Systems*                            5,000             298
Westell Technologies*                   5,000             159
                                                  -----------
                                                        3,344
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.1%
ICG Communications*                     2,200              79
                                                  -----------
                                                           79
--------------------------------------------------------------------------------
WEB HOSTING/PUBLISHING -- 0.5%
Verity*                                10,000             408
                                                  -----------
                                                          408
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.3%
Glenayre Technologies*                 37,000             650
Metro One Telecommunications*           6,400              85
Proxim*                                 4,300             515
RF Micro Devices*                       3,100             416
Spectrian*                              3,600              81
                                                  -----------
                                                        1,747
                                                  -----------
TOTAL TECHNOLOGY (COST $20,216)                        34,678
                                                  -----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.2%
AIRLINES -- 0.2%
Midway Airlines*                       37,700             189
                                                  -----------
                                                          189
--------------------------------------------------------------------------------
TRANSPORTATION-AIR FREIGHT -- 0.3%
Airborne Freight                        8,000             192
                                                  -----------
                                                          192
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 0.7%
Hunt (J.B.) Transportation Services    10,800             148
US Xpress Enterprises*                 24,000             211
Yellow*                                 8,100             149
                                                  -----------
                                                          508
                                                  -----------
TOTAL TRANSPORTATION (COST $1,158)                        889
                                                  -----------
--------------------------------------------------------------------------------
UTILITIES -- 0.4%
ELECTRIC-INTEGRATED -- 0.1%
Idacorp                                 2,700              94
Madison Gas & Electric                    400               7
                                                  -----------
                                                          101
--------------------------------------------------------------------------------

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.2%
UGI                                     6,800      $      147
                                                  -----------
                                                          147
--------------------------------------------------------------------------------
WATER -- 0.1%
Philadelphia Suburban                   4,900              89
                                                  -----------
                                                           89
                                                  -----------
TOTAL UTILITIES (COST $338)                               337
                                                  -----------
TOTAL COMMON STOCK (COST $50,095)                      72,133
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
J.P. Morgan
      6.10%, dated 03/31/00, matures 04/03/00,
      repurchase price $3,122,418 (collateralized
      by U.S. Government Obligations: total
      market value $3,184,928) (A)     $3,121           3,121
                                                  -----------
TOTAL REPURCHASE AGREEMENT (COST $3,121)                3,121
                                                  -----------
TOTAL INVESTMENTS-- 100.0% (COST $53,216)             $75,254
                                                  -----------
                                                  -----------


Percentages are based on Net Assets of $75,225,094.
* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
The accompanying notes are an integral part of the financial statements.

81
[LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
March 31, 2000

                                                                                 ----------      ------------         -----------
                                                                                   PBHG               PBHG               PBHG
                                                                                   CORE             LARGE CAP           MID-CAP
                                                                                  GROWTH              VALUE              VALUE
                                                                                   FUND               FUND               FUND
                                                                                 ----------      -------------        -----------
ASSETS:
     Investment securities (Cost $133,845, $30,379, $52,212, $72,245,
       $18,325, $8,538, $2,939,020 and $50,095 respectively) at market value      $174,191            $31,877            $58,076
     Repurchase Agreements (Cost $90, $1,612, $6,995, $6,641, $4,557
       and $3,121 respectively) at market value                                         90              1,612              6,995
     Cash                                                                               --                 --                 --
     Dividends and interest receivable                                                  93                 16                 43
     Receivable for capital shares sold                                              2,374                818              1,956
     Receivable for investment securities sold                                      14,163              4,818              3,825
     Other assets                                                                       26                  5                  5
                                                                                  --------            -------            -------
     Total assets                                                                  190,937             39,146             70,900
                                                                                  --------            -------            -------
LIABILITIES:
     Payable for investment securities purchased                                     6,536              5,488             10,157
     Payable for capital shares purchased                                            5,175                216                 24
     Bank Overdraft                                                                    800                 --                 --
     Line of credit borrowing                                                       12,100                500                 --
     Accrued expenses                                                                  227                 20                 29
                                                                                  --------            -------            -------
     Total liabilities                                                              24,838              6,224             10,210
                                                                                  --------            -------            -------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG Core
       Growth, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap Value,
       PBHG Focused Value, PBHG International, PBHG Technology & Communications
       and PBHG Strategic Small Company Funds -- $0.001 par value) based on
       5,490,314, 2,751,257, 4,392,625, 4,940,457, 1,218,299, 879,650,
       45,211,418 and 3,889,929 outstanding shares of common stock                 116,637             31,493             55,510
     Accumulated net investment income (loss)                                            6                 (4)                 1
     Accumulated net realized gain (loss) on investments                             9,110                (65)              (685)
     Net unrealized appreciation on investments and
       foreign currency translation                                                 40,346              1,498              5,864
                                                                                  --------            -------            -------
     NET ASSETS                                                                   $166,099            $32,922            $60,690
                                                                                  --------            -------            -------
     NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                 $30.25             $11.97             $13.82
                                                                                  --------            -------            -------
                                                                                  --------            -------            -------


                                                                                -----------  ----------- --------------
                                                                                   PBHG        PBHG
                                                                                 SMALL CAP    FOCUSED        PBHG
                                                                                   VALUE       VALUE     INTERNATIONAL
                                                                                   FUND        FUND          FUND
                                                                                -----------  ----------- --------------
ASSETS:
     Investment securities (Cost $133,845, $30,379, $52,212, $72,245,
       $18,325, $8,538, $2,939,020 and $50,095 respectively) at market value     $85,372      $20,746       $10,768
     Repurchase Agreements (Cost $90, $1,612, $6,995, $6,641, $4,557
       and $3,121 respectively) at market value                                    6,641        4,557            --
     Cash                                                                             --           --           659
     Dividends and interest receivable                                                10           13            20
     Receivable for capital shares sold                                            3,791        1,250            66
     Receivable for investment securities sold                                     7,807        1,440            16
     Other assets                                                                      7            9             1
                                                                                 --------     --------      --------
     Total assets                                                                103,628       28,015        11,530
                                                                                 --------     --------      --------
LIABILITIES:
     Payable for investment securities purchased                                  10,821        5,137            31
     Payable for capital shares purchased                                             73          296            91
     Bank Overdraft                                                                   --           --            --
     Line of credit borrowing                                                         --           --            --
     Accrued expenses                                                                100           26            26
                                                                                 --------     --------      --------
     Total liabilities                                                            10,994        5,459           148
                                                                                 --------     --------      --------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG Core
       Growth, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap Value,
       PBHG Focused Value, PBHG International, PBHG Technology & Communications
       and PBHG Strategic Small Company Funds -- $0.001 par value) based on
       5,490,314, 2,751,257, 4,392,625, 4,940,457, 1,218,299, 879,650,
       45,211,418 and 3,889,929 outstanding shares of common stock                78,024       18,983         8,025
     Accumulated net investment income (loss)                                         (5)          --           (40)
     Accumulated net realized gain (loss) on investments                           1,488        1,152         1,167
     Net unrealized appreciation on investments and
       foreign currency translation                                               13,127        2,421         2,230
                                                                                 --------     --------      --------
     NET ASSETS                                                                  $92,634      $22,556       $11,382
                                                                                 --------     --------      --------
     NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE               $18.75       $18.51        $12.94
                                                                                 --------     --------      --------
                                                                                 --------     --------      --------


                                                                                ----------------  --------------
                                                                                      PBHG           PBHG
                                                                                  TECHNOLOGY &     STRATEGIC
                                                                                 COMMUNICATIONS   MALL COMPANY
                                                                                      FUND           FUND
                                                                                ----------------  -------------
ASSETS:
     Investment securities (Cost $133,845, $30,379, $52,212, $72,245,
       $18,325, $8,538, $2,939,020 and $50,095 respectively) at market value       $3,646,628       $72,133
     Repurchase Agreements (Cost $90, $1,612, $6,995, $6,641, $4,557
       and $3,121 respectively) at market value                                            --         3,121
     Cash                                                                                  --            --
     Dividends and interest receivable                                                  1,241             7
     Receivable for capital shares sold                                               144,526           115
     Receivable for investment securities sold                                        590,796         3,944
     Other assets                                                                          62             6
                                                                                   ----------       -------
     Total assets                                                                   4,383,253        79,326
                                                                                   ----------       -------
LIABILITIES:
     Payable for investment securities purchased                                      310,192         3,922
     Payable for capital shares purchased                                              36,268            69
     Bank Overdraft                                                                    72,636            --
     Line of credit borrowing                                                         116,000            --
     Accrued expenses                                                                   4,211           110
                                                                                   ----------       -------
     Total liabilities                                                                539,307         4,101
                                                                                   ----------       -------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG Core
       Growth, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap Value,
       PBHG Focused Value, PBHG International, PBHG Technology & Communications
       and PBHG Strategic Small Company Funds -- $0.001 par value) based on
       5,490,314, 2,751,257, 4,392,625, 4,940,457, 1,218,299, 879,650,
       45,211,418 and 3,889,929 outstanding shares of common stock                  2,951,217        44,362
     Accumulated net investment income (loss)                                              --             2
     Accumulated net realized gain (loss) on investments                              185,121         8,823
     Net unrealized appreciation on investments and
       foreign currency translation                                                   707,608        22,038
                                                                                   ----------       -------
     NET ASSETS                                                                    $3,843,946       $75,225
                                                                                   ----------       -------
     NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                    $85.02        $19.34
                                                                                   ----------       -------
                                                                                   ----------       -------


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. [LOGO OMITTED]


82 & 83

THE PBHG FUNDS, INC.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended March 31, 2000

                                      ---------    ----------   ----------- -------------- ------------   ---------   ----------
                                                      PBHG         PBHG                                                  PBHG
                                        PBHG        EMERGING     LARGE CAP      PBHG          PBHG          PBHG       LARGE CAP
                                       GROWTH        GROWTH       GROWTH    SELECT EQUITY  CORE GROWTH     LIMITED        20
                                        FUND          FUND         FUND         FUND          FUND          FUND         FUND
                                      ---------    ----------   ----------- -------------- -------------  ---------   -----------
INVESTMENT INCOME:
     Dividends                         $  253        $   73       $   252      $   39      $     95    $       14   $      463
     Interest                          12,173         4,054           333       2,499           248           617        2,117
     Less: Foreign Taxes Withheld          --            --            (3)         --            (1)           --          (27)
                                   ----------      --------      --------    --------       -------       -------     --------
     Total Investment Income           12,426         4,127           582       2,538           342           631        2,553
                                   ----------      --------      --------    --------       -------       -------     --------
EXPENSES:
     Investment Advisory Fees          32,748         7,263         1,148       4,326           941         1,143        5,274
     Administrative Fees                5,779         1,282           230         763           166           171          931
     Transfer Agent Fees                7,691         1,779           313         754           267           133        1,038
     Registration and Filing Fees        (168)          (14)           23           6            16             8          104
     Printing Fees                        323            69            26          79            11             7          117
     Professional Fees                    (13)          (12)           10           6            (3)           --           46
     Custodian Fees                        17            12             8           6             8            10           19
     Insurance                             72            16             2           3             2             2            4
     Directors' Fees                      119            23             6           7             4             3           23
     Miscellaneous Fees                   175            82            16          29            15            17           56
     Line of Credit Commitment Fees       270            55            11           9             6             6           33
     Interest Expense                     195            19             1          10            36            --            1
     Distribution Fees 1                  228            --            --          --            --            --           --
                                   ----------      --------      --------    --------       -------       -------     --------
         TOTAL EXPENSES                47,436        10,574         1,794       5,998         1,469         1,500        7,646
                                   ----------      --------      --------    --------       -------       -------     --------
     Waiver of Investment Advisory Fees    --            --            --          --            --            --           --
                                   ----------      --------      --------    --------       -------       -------     --------
         Net Expenses                  47,436        10,574         1,794       5,998         1,469         1,500        7,646
                                   ----------      --------      --------    --------       -------       -------     --------
NET INVESTMENT INCOME (LOSS)          (35,010)       (6,447)       (1,212)     (3,460)       (1,127)         (869)      (5,093)
                                   ----------      --------      --------    --------       -------       -------     --------
Net Realized Gain (Loss) from
   Security Transactions            1,444,408       253,905        73,256     243,578        68,016        48,591      272,534
Net Realized Loss on Foreign
   Currency Transactions                   --            --            --          --            --            --           --
Net Change in Unrealized Appreciation
   (Depreciation) on Investments    2,040,376       356,132        36,253     255,606        16,011        51,160      242,817
                                   ----------      --------      --------    --------       -------       -------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS            3,484,784       610,037       109,509     499,184        84,027        99,751      515,351
                                   ----------      --------      --------    --------       -------       -------     --------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS       $3,449,774      $603,590      $108,297    $495,724       $82,900       $98,882     $510,258
                                   ----------      --------      --------    --------       -------       -------     --------
                                   ----------      --------      --------    --------       -------       -------     --------

                                         --------------  -----------    ---------   -------------   ---------  --------------
                                              PBHG           PBHG           PBHG         PBHG          PBHG
                                              NEW         LARGE CAP       MID-CAP     SMALL CAP      FOCUSED        PBHG
                                         OPPORTUNITIES      VALUE          VALUE        VALUE         VALUE     INTERNATIONAL
                                             FUND           FUND           FUND         FUND          FUND          FUND
                                         ---------------  ---------      ----------  ------------    --------   -------------
INVESTMENT INCOME:
     Dividends                          $        --      $    597       $    451     $     489     $      56     $    155
     Interest                                   272            91            100           173            24           17
     Less: Foreign Taxes Withheld                --            (3)            --            --            --          (11)
                                           --------        ------        -------       -------        ------       ------
     Total Investment Income                    272           685            551           662            80          161
                                           --------        ------        -------       -------        ------       ------
EXPENSES:
     Investment Advisory Fees                 1,419           245            364           703            49          117
     Administrative Fees                        213            57             64           105             9           17
     Transfer Agent Fees                        103            85            109           208            15           61
     Registration and Filing Fees                 7            16             19            33             4            3
     Printing Fees                               38            (1)            10             9             2            1
     Professional Fees                            9            (5)             3             2             1           --
     Custodian Fees                              26            13             16            17             8           18
     Insurance                                   --             1              1             1            --           --
     Directors' Fees                              4            (2)             1             3            --           --
     Miscellaneous Fees                           8             3             14            18            --           16
     Line of Credit Commitment Fees               6             2              4             4            --           --
     Interest Expense                            69             5             11             7            --           --
     Distribution Fees 1                         --            --             --            --            --           --
                                           --------        ------        -------       -------        ------       ------
         TOTAL EXPENSES                       1,902           419            616         1,110            88          233
                                           --------        ------        -------       -------        ------       ------
     Waiver of Investment Advisory Fees          --            --             --           (58)           (3)          --
                                           --------        ------        -------       -------        ------       ------
         Net Expenses                         1,902           419            616         1,052            85          233
                                           --------        ------        -------       -------        ------       ------
NET INVESTMENT INCOME (LOSS)                 (1,630)          266            (65)         (390)           (5)         (72)
                                           --------        ------        -------       -------        ------       ------
Net Realized Gain (Loss) from
   Security Transactions                    124,962         5,419         10,140        13,720         2,109        3,924
Net Realized Loss on Foreign
   Currency Transactions                         --            --             --            --            --          (38)
Net Change in Unrealized Appreciation
   (Depreciation) on Investments            126,277          (715)         4,710        20,816         2,437       (1,438)
                                           --------        ------        -------       -------        ------       ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS                    251,239         4,704         14,850        34,536         4,546        2,448
                                           --------        ------        -------       -------        ------       ------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS               $249,609        $4,970        $14,785       $34,146        $4,541       $2,376
                                           --------        ------        -------       -------        ------       ------
                                           --------        ------        -------       -------        ------       ------

                                       ----------   -------------- --------------
                                           PBHG           PBHG          PBHG
                                          CASH       TECHNOLOGY &   STRATEGIC
                                        RESERVES    COMMUNICATIONS    SMALL
                                          FUND           FUND      COMPANY FUND
                                        ---------   -------------- --------------
INVESTMENT INCOME:
     Dividends                          $     --    $      262      $    202
     Interest                             10,656         3,166           105
     Less: Foreign Taxes Withheld             --           (28)           --
                                          ------    ----------       -------
     Total Investment Income              10,656         3,400           307
                                          ------    ----------       -------
EXPENSES:
     Investment Advisory Fees                583        12,141           537
     Administrative Fees                     293         2,143            81
     Transfer Agent Fees                     247         1,899           122
     Registration and Filing Fees             32             5            25
     Printing Fees                            50           327            10
     Professional Fees                        19            73             3
     Custodian Fees                           20            33            24
     Insurance                                 2             5             1
     Directors' Fees                           7            43             3
     Miscellaneous Fees                       88            80            18
     Line of Credit Commitment Fees           --            26             4
     Interest Expense                         --           267             1
     Distribution Fees 1                      --            --            --
                                          ------    ----------       -------
         TOTAL EXPENSES                    1,341        17,042           829
                                          ------    ----------       -------
     Waiver of Investment Advisory Fee        --            --           (25)
                                          ------    ----------       -------
         Net Expenses                      1,341        17,042           804
                                          ------    ----------       -------
NET INVESTMENT INCOME (LOSS)               9,315       (13,642)         (497)
                                          ------    ----------       -------
Net Realized Gain (Loss) from
   Security Transactions                     (12)      931,007        20,058
Net Realized Loss on Foreign
   Currency Transactions                      --            --            --
Net Change in Unrealized Appreciation
   (Depreciation) on Investments              --       545,653        17,961
                                          ------    ----------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS                     (12)    1,476,660        38,019
                                          ------    ----------       -------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS              $9,303    $1,463,018       $37,522
                                          ------    ----------       -------
                                          ------    ----------       -------


1. All distribution fees are incurred in the Advisor Class.



Amounts designated as "--" are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]


84 & 85

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------


                                         -------------------------     ---------------------------    ------------------------------
                                                   PBHG                           PBHG                          PBHG
                                                  GROWTH                     EMERGING GROWTH              LARGE CAP GROWTH
                                                   FUND                           FUND                          FUND
                                          ------------------------     ---------------------------   -------------------------------
                                           4/1/99         4/1/98          4/1/99         4/1/98         4/1/99          4/1/98
                                             to             to              to             to             to              to
                                           3/31/00        3/31/99         3/31/00        3/31/99        3/31/00         3/31/99
                                          ----------- ------------     -----------  --------------   -------------- ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                 $   (35,010)    $  (40,167)    $   (6,447)     $   (8,193)    $   (1,212)     $  (1,004)
   Net Realized Gain (Loss) from
      Security Transactions              1,444,408       (123,200)       253,905         (34,951)        73,256         11,109
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments       2,040,376       (524,058)       356,132        (189,387)        36,253          9,077
                                         ---------      ---------      ---------        ---------       -------        -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations           3,449,774       (687,425)       603,590        (232,531)       108,297         19,182
                                         ---------       ---------     ---------        ---------       -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                        --             --            --               --            --              --
   Net Realized Gains from Security
     Transactions                         (146,848)            --        (31,621)         (3,473)       (38,911)        (9,078)
                                         ---------       ---------     ---------        ---------       -------        -------
   Total Distributions                    (146,848)            --        (31,621)         (3,473)       (38,911)        (9,078)
                                         ---------       ---------     ---------        ---------       -------        -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                         8,396,419      2,989,888      4,764,340       2,067,441        161,752        130,237
   Shares Issued upon Reinvestment of
      Distributions                        140,393             --         30,659          3,287         36,766           8,663
   Shares Redeemed                      (8,520,260)    (4,423,533)    (4,766,038)     (2,502,873)      (155,028)      (150,577)
                                         ---------      ---------      ---------       ---------        -------        -------
   Total PBHG Class Transactions            16,552     (1,433,645)        28,961        (432,145)        43,490        (11,677)
                                         ---------      ---------      ---------       ---------        -------        -------
   Advisor Class
   Shares Issued                            30,264         21,461            --              --            --              --
   Shares Issued upon Reinvestment of
      Distributions                          3,951             --            --              --            --              --
   Shares Redeemed                         (39,497)       (33,023)           --              --            --              --
                                          ---------     ---------      ---------       ---------        -------        -------
   Total Advisor Class Transactions         (5,282)       (11,562)           --              --            --              --
                                          ---------     ---------      ---------       ---------        -------        -------
   Increase (Decrease) in Net Assets
      Derived from Capital Share
      Transactions                           11,270    (1,445,207)        28,961        (432,145)        43,490        (11,677)
                                          ---------     ---------      ---------       ---------        -------        -------
   Total Increase (Decrease) in
     Net Assets                           3,314,196    (2,132,632)       600,930        (668,149)       112,876         (1,573)
                                          ---------     ---------      ---------       ---------        -------        -------
NET ASSETS:
   Beginning of Period                    3,294,975     5,427,607        736,008       1,404,157        144,089        145,662
                                          ---------     ---------      ---------       ---------        -------        -------
   End of Period                         $6,609,171    $3,294,975     $1,336,938        $736,008       $256,965       $144,089
                                          ---------     ---------      ---------       ---------        -------        -------
                                          ---------     ---------      ---------       ---------        -------        -------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                           207,463        126,179        166,771          93,873          4,845          5,693
   Shares Issued upon Reinvestment of
       Distributions                         3,293             --            987            155          1,370             409
   Shares Redeemed                        (232,422)      (183,539)      (170,053)       (112,679)        (5,381)        (6,659)
                                          ---------      ---------     ---------        ---------        -------        -------
   Total PBHG Class Share Transactions     (21,666)       (57,360)        (2,295)        (18,651)           834           (557)
                                          ---------      ---------     ---------        ---------        -------        -------
   Advisor Class
   Shares Issued                               693            902            --               --            --              --
   Shares Issued upon Reinvestment of
       Distributions                            94             --            --               --            --              --
   Shares Redeemed                          (1,033)        (1,354)           --               --            --              --
                                           ---------      ---------     ---------         ---------        -------        -------
   Total Advisor Class Share Transactions     (246)          (452)           --               --            --              --
                                          ---------      ---------     ---------         ---------        -------        -------
   Net Increase (Decrease) in Shares
       Outstanding                         (21,912)       (57,812)        (2,295)        (18,651)           834           (557)
                                          ---------      ---------     ---------         ---------        -------        -------
                                          ---------      ---------     ---------         ---------        -------        -------


                                          ---------------------------  ------------------------------  ----------------------------
                                                     PBHG                           PBHG                           PBHG
                                                 SELECT EQUITY                   CORE GROWTH                      LIMITED
                                                     FUND                           FUND                           FUND
                                          ---------------------------  ------------------------------  -----------------------------
                                             4/1/99         4/1/98          4/1/99         4/1/98         4/1/99          4/1/98
                                               to             to              to             to             to              to
                                             3/31/00        3/31/99         3/31/00        3/31/99        3/31/00         3/31/99
                                          ------------ -------------- ---------------  --------------  ------------    -------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                      $  (3,460)    $  (2,540)      $  (1,127)     $  (1,331)     $     (869)     $  (1,131)
   Net Realized Gain (Loss) from
      Security Transactions                   243,578        45,647          68,016         16,034          48,591          9,385
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments            255,606       (31,961)         16,011        (15,463)         51,160        (27,057)
                                             ---------      -------         -------        -------         -------        -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                495,724        11,146          82,900           (760)         98,882        (18,803)
                                             ---------      -------         -------        -------         -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                          --            --             --              --             --              --
   Net Realized Gains from Security
     Transactions                             (56,886)          --             --              --         (22,649)        (5,915)
                                             ---------      -------         -------        -------         -------        -------
   Total Distributions                        (56,886)          --             --              --         (22,649)        (5,915)
                                             ---------      -------         -------        -------         -------        -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                            2,772,860       193,042         303,542        203,788         20,694          9,499
   Shares Issued upon Reinvestment of
      Distributions                            55,117           --            --               --          21,960           5,730
   Shares Redeemed                         (1,811,421)     (304,360)       (306,828)      (282,053)       (71,768)       (60,668)
                                             ---------      -------         -------        -------         -------        -------
   Total PBHG Class Transactions            1,016,556      (111,318)         (3,286)       (78,265)       (29,114)       (45,439)
                                             ---------      -------         -------        -------         -------        -------
   Advisor Class
   Shares Issued                                 --             --             --              --             --              --
   Shares Issued upon Reinvestment of
      Distributions                              --             --             --              --             --              --
   Shares Redeemed                               --             --             --              --             --              --
                                             ---------      -------         -------        -------         -------        -------
   Total Advisor Class Transactions              --             --             --              --             --              --
                                             ---------      -------         -------        -------         -------        -------
   Increase (Decrease) in Net Assets
      Derived from Capital Share
      Transactions                          1,016,556      (111,318)         (3,286)       (78,265)        (29,114)       (45,439)
                                             ---------      -------         -------        -------         -------        -------
   Total Increase (Decrease) in
     Net Assets                             1,455,394      (100,172)         79,614        (79,025)         47,119        (70,157)
                                             ---------      -------         -------        -------         -------        -------
NET ASSETS:
   Beginning of Period                        235,904       336,076          86,485        165,510         108,011        178,168
                                             ---------      -------         -------        -------         -------        -------
   End of Period                           $1,691,298      $235,904        $166,099       $ 86,485        $155,130       $108,011
                                             ---------      -------         -------        -------         -------        -------
                                             ---------      -------         -------        -------         -------        -------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                               41,645         8,480          14,737         16,673           1,126            777
   Shares Issued upon Reinvestment of
       Distributions                            1,153           --             --             --             1,270            484
   Shares Redeemed                            (30,157)      (13,299)        (15,398)       (22,754)         (4,722)        (4,876)
                                              --------       -------         -------        -------         -------        -------
   Total PBHG Class Share Transactions         12,641        (4,819)           (661)        (6,081)         (2,326)        (3,615)
                                              --------       -------         -------        -------         -------        -------
   Advisor Class
   Shares Issued                                  --             --             --              --             --              --
   Shares Issued upon Reinvestment of
       Distributions                              --             --             --              --             --              --
   Shares Redeemed                                --             --             --              --             --              --
                                              --------      -------          -------        -------        -------        -------
   Total Advisor Class Share Transactions         --             --             --              --             --              --
                                              --------      -------          -------        -------        -------        -------
   Net Increase (Decrease) in Shares
       Outstanding                             12,641        (4,819)           (661)        (6,081)         (2,326)        (3,615)
                                              ---------      -------          -------       -------        -------        -------
                                              ---------      -------          -------       -------        -------        -------


                                            -----------------------------
                                                        PBHG
                                                    LARGE CAP 20
                                                        FUND
                                            -----------------------------
                                               4/1/99         4/1/98
                                                 to             to
                                               3/31/00        3/31/99
                                            ------------ ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                      $   (5,093)   $   (2,501)
   Net Realized Gain (Loss) from
      Security Transactions                    272,534        32,587
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments             242,817       149,316
                                            ----------      --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                 510,258       179,402
                                            ----------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                           --             --
   Net Realized Gains from Security
     Transactions                             (104,393)       (5,087)
                                            ----------      --------
   Total Distributions                        (104,393)       (5,087)
                                            ----------      --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                               768,942       747,561
   Shares Issued upon Reinvestment of
      Distributions                            100,719         4,843
   Shares Redeemed                            (795,143)     (516,273)
                                            ----------      --------
   Total PBHG Class Transactions                74,518       236,131
                                            ----------      --------
   Advisor Class
   Shares Issued                                   --            --
   Shares Issued upon Reinvestment of
      Distributions                                --            --
   Shares Redeemed                                 --            --
                                            ----------      --------
   Total Advisor Class Transactions                --            --
                                            ----------      --------
   Increase (Decrease) in Net Assets
      Derived from Capital Share
      Transactions                              74,518       236,131
                                            ----------      --------
   Total Increase (Decrease) in
     Net Assets                                480,383       410,446
                                            ----------      --------
NET ASSETS:
   Beginning of Period                         603,077       192,631
                                            ----------      --------
   End of Period                            $1,083,460      $603,077
                                            ----------      --------
                                            ----------      --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                22,265        40,903
   Shares Issued upon Reinvestment of
       Distributions                             3,214           254
   Shares Redeemed                             (26,069)      (28,184)
                                            ----------      --------
   Total PBHG Class Share Transactions            (590)       12,973
                                            ----------      --------
   Advisor Class
   Shares Issued                                    --             --
   Shares Issued upon Reinvestment of
       Distributions                                --             --
   Shares Redeemed                                  --             --
                                            ----------      --------
   Total Advisor Class Share Transactions           --             --
                                            ----------      --------
   Net Increase (Decrease) in Shares
       Outstanding                                (590)       12,973
                                            ----------      --------
                                            ----------      --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]

86 & 87

THE PBHG FUNDS, INC.

--------------------------------------------------------------------------------

                                                ----------------------       ---------------------      --------------------------
                                                         PBHG                         PBHG                        PBHG
                                                   NEW OPPORTUNITIES             LARGE CAP VALUE              MID-CAP VALUE
                                                         FUND                         FUND                        FUND
                                                ----------------------       ---------------------      --------------------------
                                                 4/1/99       2/12/99(3)      4/1/99       4/1/98          4/1/99       4/1/98
                                                   to            to             to           to              to           to
                                                 3/31/00       3/31/99        3/31/00      3/31/99         3/31/00      3/31/99
                                                ----------  ----------       ---------    --------      ----------     -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                 $ (1,630)    $     (12)     $    266       $  405        $    (65)    $      4
   Net Realized Gain (Loss) from Security
     Transactions                                124,962           566         5,419       17,489          10,140       11,898
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                    --             --           --            --             --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                       126,277         2,061          (715)      (2,893)          4,710       (2,155)
                                                 -------       -------       -------      -------         -------       ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                   249,609         2,615         4,970       15,001          14,785        9,747
                                                 -------       -------       -------      -------         -------       ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                             --             --          (192)        (579)             (4)          --
   Distributions in excess of net
      investment income                              --             --           --            --             --            --
   Net Realized Gains from Security Transactions (11,102)           --        (8,414)      (9,589)        (11,964)      (3,487)
                                                 -------       -------       -------      -------         -------       ------
   Total Distributions                           (11,102)           --        (8,606)     (10,168)        (11,968)      (3,487)
                                                 -------       -------       -------      -------         -------       ------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                 423,099         4,982        30,431       38,949          62,855      130,518
   Shares Transfered 1                               --          9,767           --            --             --            --
   Shares Issued upon Reinvestment of
      Distributions                               10,730           --          8,390        9,896          11,660        3,287
   Shares Redeemed 2                            (333,478)         (622)      (47,185)     (85,232)        (73,623)    (137,257)
                                                 -------       -------       -------      -------         -------       ------
   Total PBHG Class Transactions                 100,351        14,127        (8,364)     (36,387)            892       (3,452)
                                                 -------       -------       -------      -------         -------       ------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions             100,351        14,127        (8,364)     (36,387)            892       (3,452)
                                                 -------       -------       -------      -------         -------       ------
   Total Increase (Decrease) in Net Assets       338,858        16,742       (12,000)     (31,554)          3,709        2,808
                                                 -------       -------       -------      -------         -------       ------
NET ASSETS:
   Beginning of Period                            16,742            --        44,922       76,476          56,981       54,173
                                                 -------       -------       -------      -------         -------       ------
   End of Period                                $355,600       $16,742       $32,922      $44,922         $60,690      $56,981
                                                 -------       -------       -------      -------         -------       ------
                                                 -------       -------       -------      -------         -------       ------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                   7,591           336         2,408        2,866           4,370        9,105
   Shares Transfered 1                               --            723           --            --             --            --
   Shares Issued upon Reinvestment of
     Distributions                                   192            --           715          762           1,026          286
   Shares Redeemed 2                              (5,178)          (42)       (3,616)      (6,262)         (4,780)      (9,156)
                                                 -------       -------       -------      -------          -------       ------
   Total PBHG Class Share Transactions             2,605         1,017          (493)      (2,634)            616          235
                                                 -------       -------       -------      -------          -------       ------
   Net Increase (Decrease) in Shares Outstanding   2,605         1,017          (493)      (2,634)            616          235
                                                 -------       -------       -------      -------          -------       ------
                                                 -------       -------       -------      -------          -------       ------


                                                 ---------------------------  ----------------------- -------------------------
                                                           PBHG                       PBHG                      PBHG
                                                      SMALL CAP VALUE             FOCUSED VALUE             INTERNATIONAL
                                                           FUND                       FUND                      FUND
                                                 ---------------------------  ----------------------- -------------------------
                                                    4/1/99       4/1/98        4/1/99       2/12/99(3)  4/1/99        4/1/98
                                                      to           to            to            to         to            to
                                                    3/31/00      3/31/99       3/31/00       3/31/99    3/31/00       3/31/99
                                                 -----------    ------------  ---------    ---------- ----------     ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                   $   (390)     $   (727)     $     (5)   $      --  $     (72)        $  5
   Net Realized Gain (Loss) from Security
     Transactions                                   13,720        (8,356)        2,109           93      3,924          624
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                      --             --           --            --        (38)         (61)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                          20,816       (14,071)        2,437          (55)    (1,438)         (15)
                                                   -------       -------       -------      -------    -------      -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      34,146       (23,154)        4,541           38      2,376          553
                                                   -------       -------       -------      -------    -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                               --             --           --            --        --            (5)
   Distributions in excess of net
      investment income                                --             --           --            --        --          (201)
   Net Realized Gains from Security Transactions       --         (6,608)         (305)          --       (781)        (498)
                                                   -------       -------       -------      -------    -------      -------
   Total Distributions                                 --         (6,608)         (305)          --       (781)        (704)
                                                   -------       -------       -------      -------    -------      -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                   105,635       122,004        20,548        3,079     38,500       54,185
   Shares Transfered 1                                 --             --           --         1,294        --            --
   Shares Issued upon Reinvestment of
      Distributions                                    --          5,980           304           --        749          687
   Shares Redeemed 2                              (116,934)     (154,269)       (6,190)        (753)   (41,682)     (63,406)
                                                   -------       -------       -------      -------    -------      -------
   Total PBHG Class Transactions                   (11,299)      (26,285)       14,662        3,620     (2,433)      (8,534)
                                                   -------       -------       -------      -------    -------      -------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions               (11,299)      (26,285)       14,662        3,620     (2,433)      (8,534)
                                                   -------       -------       -------      -------    -------      -------
   Total Increase (Decrease) in Net Assets          22,847       (56,047)       18,898        3,658       (838)      (8,685)
                                                   -------       -------       -------      -------    -------      -------
NET ASSETS:
   Beginning of Period                              69,787       125,834         3,658           --     12,220       20,905
                                                   -------       -------       -------      -------    -------      --------
   End of Period                                   $92,634     $  69,787       $22,556   $    3,658  $  11,382    $  12,220
                                                   -------       -------       -------      -------    -------      -------
                                                   -------       -------       -------      -------    -------      -------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     7,348         9,257         1,289          297      3,260        4,707
   Shares Transfered 1                                 --             --           --           126        --            --
   Shares Issued upon Reinvestment of
     Distributions                                     --            486            24           --         59           61
   Shares Redeemed 2                                (8,540)      (11,790)         (445)         (73)    (3,493)      (5,450)
                                                   -------       -------       -------      -------    -------      -------
   Total PBHG Class Share Transactions              (1,192)       (2,047)          868          350       (174)        (682)
                                                   -------       -------       -------      -------    -------      -------
   Net Increase (Decrease) in Shares Outstanding    (1,192)       (2,047)          868          350       (174)        (682)
                                                   -------       -------       -------      -------    -------      -------
                                                   -------       -------       -------      -------    -------      -------

                                                         --------------------------
                                                                   PBHG
                                                               CASH RESERVES
                                                                   FUND
                                                         -------------------------
                                                           4/1/99        4/1/98
                                                             to            to
                                                           3/31/00       3/31/99
                                                         ----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                      $      9,315       $  6,191
   Net Realized Gain (Loss) from Security
     Transactions                                             (12)             6
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                             --              --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                                    --              --
                                                      -----------     ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                              9,303          6,197
                                                      -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   (9,312)        (6,192)
   Distributions in excess of net
      investment income                                        --             --
   Net Realized Gains from Security Transactions               --             --
                                                      -----------     ----------
   Total Distributions                                     (9,312)        (6,192)
                                                      -----------     ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                       12,080,349      3,499,237
   Shares Transfered 1                                        --              --
   Shares Issued upon Reinvestment of
      Distributions                                         6,503          4,628
   Shares Redeemed 2                                  (11,651,624)    (3,477,205)
                                                      -----------     ----------
   Total PBHG Class Transactions                          435,228         26,660
                                                      -----------     ----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                      435,228         26,660
                                                      -----------     ----------
   Total Increase (Decrease) in Net Assets                435,219         26,665
                                                      -----------     ----------
NET ASSETS:
   Beginning of Period                                    144,239        117,574
                                                      -----------     ----------
   End of Period                                     $    579,458       $144,239
                                                      -----------     ----------
                                                      -----------     ----------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                       12,080,349      3,499,237
   Shares Transfered 1                                        --              --
   Shares Issued upon Reinvestment of
     Distributions                                          6,503          4,628
   Shares Redeemed 2                                  (11,651,624)    (3,477,205)
                                                      -----------     ----------
   Total PBHG Class Share Transactions                    435,228         26,660
                                                      -----------     ----------
   Net Increase (Decrease) in Shares Outstanding          435,228         26,660
                                                      -----------     ----------
                                                      -----------     ----------

1. Net asset value of shares issued in connection with the transfer of the PBHG Advisor Funds, Inc. Reference note 6 to Financial Statements.

2. Included in capital shares redeemed for the PBHG Large Cap Value Fund was an in-kind redemption on January 4, 1999 of 3,232,902 shares and $44,452,402.

3. The PBHG New Opportunities and PBHG Focused Value Funds commenced operations on February 12, 1999.

    Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]
88 & 89

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
--------------------------------------------------------------------------------

                                                                     --------------------------------  -----------------------------
                                                                            PBHG TECHNOLOGY &              PBHG STRATEGIC
                                                                             COMMUNICATIONS                 SMALL COMPANY
                                                                                  FUND                          FUND
                                                                     --------------------------------  -----------------------------
                                                                          4/1/99         4/1/98         4/1/99          4/1/98
                                                                            to             to             to              to
                                                                          3/31/00        3/31/99        3/31/00         3/31/99
                                                                     ----------------   -------------  -----------    -------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                                                $  (13,642)    $    (3,886)   $      (497)       $  (705)
   Net Realized Gain from Security Transactions                          931,007         119,887         20,058          2,035
   Net Change in Unrealized Appreciation (Depreciation) on
     Investments and Foreign Currency Transactions                       545,653          34,248         17,961        (14,689)
                                                                       ---------       ---------        -------         -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                   1,463,018         150,249         37,522        (13,359)
                                                                       ---------       ---------        -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                      --              --             --              --
   Net Realized Gains from Security Transactions                        (117,239)         (5,296)        (4,358)        (2,717)
                                                                       ---------       ---------        -------         -------
   Total Distributions                                                  (117,239)         (5,296)        (4,358)        (2,717)
                                                                       ---------       ---------        -------         -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                       7,338,547       1,546,866         65,830         43,247
   Shares Issued upon Reinvestment of Distributions                      112,647           4,857          4,220          2,579
   Shares Redeemed                                                    (5,489,432)     (1,655,968)       (76,018)       (93,704)
                                                                       ---------       ---------        -------        --------
   Total PBHG Class Transactions                                       1,961,762        (104,245)        (5,968)       (47,878)
                                                                       ---------       ---------        -------        --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                        1,961,762        (104,245)        (5,968)       (47,878)
                                                                       ---------       ---------        -------        --------
   Total Increase (Decrease) in Net Assets                             3,307,541          40,708         27,196        (63,954)
                                                                       ---------       ---------        -------        --------
NET ASSETS:
   Beginning of Period                                                   536,405         495,697         48,029        111,983
                                                                       ---------       ---------        -------        --------
   End of Period                                                      $3,843,946        $536,405        $75,225        $48,029
                                                                       ---------       ---------        -------        --------
                                                                       ---------       ---------        -------        --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                         129,967          75,144          4,970          3,991
   Shares Issued upon Reinvestment of Distributions                        1,941            249            300             249
   Shares Redeemed                                                      (106,139)        (81,676)        (5,936)        (8,374)
                                                                       ---------       ---------        -------        --------
   Total PBHG Class Share Transactions                                    25,769          (6,283)          (666)        (4,134)
                                                                       ---------       ---------        -------        --------
   Net Increase (Decrease) in Shares Outstanding                          25,769          (6,283)          (666)        (4,134)
                                                                       ---------       ---------        -------        --------
                                                                       ---------       ---------        -------        --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. [LOGO OMITTED] 90

THE PBHG FUNDS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2000




           Net                                                                           Net                       Net
          Asset        Net        Realized and       Distributions   Distributions     Asset                     Assets
          Value     Investment     Unrealized          from Net          from           Value                     End
        Beginning     Income    Gains or (Losses)    Investment        Capital          End          Total      of Period
        of Period     (Loss)      on Securities        Income           Gains         of Period     Return        (000)
------------------------------------------------------------------------------------------------------------------------------
-----------------
PBHG GROWTH FUND
-----------------
  PBHG CLASS
  2000 2 $24.51      $(0.33)         $36.14               --           $(1.59)        $58.73        148.57     $6,465,234
  1999 2  28.23       (0.24)          (3.48)              --               --          24.51        (13.18)     3,228,740
  1998    21.06       (0.26)           7.43               --               --          28.23         34.05 %    5,338,380
  1997    25.30       (0.10)          (4.14)              --               --          21.06        (16.76)%    4,634,138
  1996 1  16.70       (0.06)           8.66               --               --          25.30         51.50 %    3,298,666

  PBHG ADVISOR CLASS
  2000 2 $24.35      $(0.42)         $35.85               --           $(1.59)        $58.19        147.98 %   $  143,937
  1999 2  28.12       (0.30)          (3.47)              --               --          24.35        (13.41)%       66,235
  1998    21.03       (0.15)           7.24               --               --          28.12         33.71 %       89,227
  1997 1  25.42       (0.06)          (4.33)              --               --          21.03        (17.27)%+      12,991

--------------------------
PBHG EMERGING GROWTH FUND
--------------------------
  PBHG CLASS
  2000 2 $20.61      $(0.21)         $20.76               --           $(1.16)        $40.00        101.33 %   $1,336,938
  1999 2  25.83       (0.18)          (4.96)              --            (0.08)         20.61        (19.91)%      736,008
  1998    19.26       (0.24)           6.81               --               --          25.83         34.11 %    1,404,157
  1997    23.07       (0.11)          (2.87)              --            (0.83)         19.26        (13.71)%    1,195,620
  1996    16.10       (0.07)           8.03               --            (0.99)         23.07         50.16 %      689,705

---------------------------
PBHG LARGE CAP GROWTH FUND
---------------------------
  PBHG CLASS
  2000 2 $24.57      $(0.23)         $21.32               --           $(7.29)        $38.37         98.60 %   $  256,965
  1999 2  22.69       (0.16)           3.53               --            (1.49)         24.57         15.90 %      144,089
  1998    14.26       (0.19)           8.82               --            (0.20)         22.69         60.80 %      145,662
  1997    14.53       (0.05)          (0.21)              --            (0.01)         14.26         (1.77)%      119,971
  1996 4  10.00       (0.03)           4.97               --            (0.41)         14.53         50.47 %*      53,759

------------------------
PBHG SELECT EQUITY FUND
------------------------
  PBHG CLASS
  2000 2 $25.93      $(0.34)         $58.71               --           $(6.49)        $77.81        240.82 %   $1,691,298
  1999 2  24.15       (0.21)           1.99               --               --          25.93          7.37 %      235,904
  1998    15.91       (0.44)           8.68               --               --          24.15         51.79 %      336,076
  1997    17.27       (0.13)          (1.03)              --            (0.20)         15.91         (6.94)%      372,486
  1996 4  10.00       (0.05)           7.68               --            (0.36)         17.27         77.75 %*     202,796

----------------------
PBHG CORE GROWTH FUND
----------------------
  PBHG CLASS
  2000 2 $14.06      $(0.20)         $16.39               --               --         $30.25        115.15 %   $  166,099
  1999 2  13.53       (0.14)           0.67               --               --          14.06          3.92 %       86,485
  1998    10.34       (0.33)           3.52               --               --          13.53         30.85 %      165,510
  1997    11.82       (0.09)          (1.39)              --               --          10.34        (12.52)%      283,995
  1996 3  10.00          --            1.82               --               --          11.82         18.20 %+      31,092

------------------
PBHG LIMITED FUND
------------------
  PBHG CLASS
  2000 2 $11.95      $(0.12)         $15.20               --           $(3.92)       $23.11         137.27 %   $  155,130
  1999 2  14.08       (0.10)          (1.45)              --            (0.58)        11.95         (11.01)%      108,011
  1998     9.05       (0.10)           5.53               --            (0.40)        14.08          60.78 %      178,168
  1997 6  10.00        0.02           (0.93)          $(0.03)           (0.01)         9.05          (9.15)%+     137,520


                                                                      Ratio
                                 Ratio                               of Net
                                of Net            Ratio              Investment
                              Investment        of Expenses       Income (Loss)
              Ratio             Income          to Average         to Average
           of Expenses          (Loss)           Net Assets         Net Assets       Portfolio
            to Average        to Average       (Excluding          (Excluding         Turnover
            Net Assets        Net Assets         Waivers)            Waivers)          Rate
------------------------------------------------------------------------------------------------
-----------------
PBHG GROWTH FUND
-----------------
  PBHG CLASS
  2000 2   1.23%            (0.90)%            1.23%               (0.90)%         107.73%
  1999 2   1.32%            (0.99)%            1.32%               (0.99)%          80.51%
  1998     1.26%            (0.74)%            1.26%               (0.74)%          94.21%
  1997     1.25%            (0.69)%            1.25%               (0.69)%          64.89%
  1996 1   1.48%            (0.79)%            1.48%               (0.79)%          44.64%

  PBHG ADVISOR CLASS
  2000 2   1.48%            (1.15)%            1.48%               (1.15)%         107.73%
  1999 2   1.57%            (1.24)%            1.57%               (1.24)%          80.51%
  1998     1.51%            (1.02)%            1.51%               (1.02)%          94.21%
  1997 1   1.53%*           (1.11)%*           1.53%*              (1.11)%*         64.89%

--------------------------
PBHG EMERGING GROWTH FUND
--------------------------
  PBHG CLASS
  2000 2   1.24%            (0.76)%            1.24%              (0.76)%          141.81%
  1999 2   1.34%            (0.80)%            1.34%              (0.80)%          101.53%
  1998     1.27%            (0.80)%            1.27%              (0.80)%           95.21%
  1997     1.28%            (0.36)%            1.28%              (0.36)%           47.75%
  1996     1.47%            (0.42)%            1.47%              (0.42)%           97.05%

---------------------------
PBHG LARGE CAP GROWTH FUND
---------------------------
  PBHG CLASS
  2000 2   1.17%            (0.79)%            1.17%              (0.79)%          184.36%
  1999 2   1.25%            (0.71)%            1.25%              (0.71)%           46.16%
  1998     1.22%            (0.79)%            1.22%              (0.79)%           46.56%
  1997     1.23%            (0.47)%            1.23%              (0.47)%           51.70%
  1996 4   1.50%*           (0.66)%*           2.07%*             (1.23)%*         116.75%

------------------------
PBHG SELECT EQUITY FUND
------------------------
  PBHG CLASS
  2000 2   1.18%             (0.68)%            1.18%              (0.68)%          200.56%
  1999 2   1.34%             (0.90)%            1.34%              (0.90)%           56.59%
  1998     1.35%             (1.15)%            1.35%              (1.15)%           72.16%
  1997     1.26%             (0.76)%            1.26%              (0.76)%           71.70%
  1996 4   1.50%*            (0.74)%*           1.73%*             (0.97)%*         206.22%

----------------------
PBHG CORE GROWTH FUND
----------------------
  PBHG CLASS
  2000 2   1.33%             (1.02)%            1.33%              (1.02)%          312.32%
  1999 2   1.45%             (1.16)%            1.45%              (1.16)%          120.93%
  1998     1.35%             (1.07)%            1.35%              (1.07)%           72.78%
  1997     1.36%             (0.77)%            1.36%              (0.77)%           46.75%
  1996 3   1.50%*            (0.18)%*           2.92%*             (1.60)%*          17.00%

------------------
PBHG LIMITED FUND
------------------
  PBHG CLASS
  2000 2   1.32%             (0.76)%            1.32%              (0.76)%          107.78%
  1999 2   1.40%             (0.81)%            1.40%              (0.81)%          111.07%
  1998     1.40%             (0.72)%            1.40%              (0.72)%           81.36%
  1997 6   1.42%*             0.33 %*           1.42%*              0.33 %*          75.46%



The accompanying notes are an integral part of the financial statements.

91 [LOGO OMITTED]

THE PBHG FUNDS, INC.

FINANCIAL HIGHLIGHTS -- CONCLUDED
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2000


           Net                                                                          Net                         Net
          Asset        Net        Realized and       Distributions   Distributions     Asset                      Assets
          Value     Investment     Unrealized          from Net          from          Value                       End
        Beginning     Income    Gains or (Losses)    Investment        Capital          End          Total      of Period
        of Period     (Loss)      on Securities        Income           Gains         of Period     Return        (000)
-------------------------------------------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2000 2  $24.10      $(0.25)         $26.26              --            $(5.77)         $44.34       117.88 %  $1,083,460
  1999 2   15.98       (0.12)           8.46              --             (0.22)          24.10        52.52 %     603,077
  1998      9.25       (0.07)           6.80              --                --           15.98        72.76 %     192,631
  1997 7   10.00       (0.01)          (0.73)          $(0.01)              --            9.25        (7.40)%+     69,819

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  2000 2  $16.47      $(0.71)         $85.60              --           $(3.17)          $98.19       529.94 %  $  355,600
  1999 10  13.52       (0.01)           2.96              --               --            16.47        21.82 %+     16,742

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  2000    $13.85       $0.12           $1.78           $(0.08)         $(3.70)          $11.97        14.25 %  $   32,922
  1999     13.01        0.08            2.45            (0.10)          (1.59)           13.85        20.29 %      44,922
  1998     10.11        0.02            3.84            (0.06)          (0.90)           13.01        39.47 %      76,476
  1997 8   10.00        0.02            0.09               --              --            10.11         1.10 %+     26,262
------------------------
PBHG MID-CAP VALUE FUND
------------------------
  PBHG CLASS
  2000 2  $15.09      $(0.02)          $5.03               --          $(6.28)          $13.82        42.21 %  $   60,690
  1999     15.30          --            0.92               --           (1.13)           15.09         8.35 %      56,981
  1998 9   10.00       (0.01)           6.00               --           (0.69)           15.30        61.06 %+     54,173

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  2000 2  $11.38      $(0.08)          $7.45               --              --           $18.75        64.76 %  $   92,634
  1999 2   15.38       (0.09)          (3.06)              --          $(0.85)           11.38       (20.93)%      69,787
  1998 9   10.00       (0.03)           6.15               --           (0.74)           15.38        62.27 %+    125,834

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  2000 2  $10.46      $(0.01)          $8.93               --          $(0.87)          $18.51        89.17 %  $   22,556
  1999 10  10.32          --            0.14               --              --            10.46         1.36 %+      3,658

-----------------------
PBHG INTERNATIONAL FUND
-----------------------
  PBHG CLASS
  2000 2  $11.60      $(0.08)          $2.30              --           $(0.88)          $12.94        19.29 %  $   11,382
  1999 11  12.04       (0.14)           0.29          $(0.17)           (0.42)           11.60         1.42 %      12,220
  1998     11.26       (0.03)           1.83              --            (1.02)           12.04        17.46 %      20,905
  1997     10.55          --            0.71              --               --            11.26          6.7 %      21,265
  1996      9.13       (0.04)           1.46              --               --            10.55        15.55 %      11,243

-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  2000    $ 1.00       $0.05              --          $(0.05)              --           $ 1.00         4.81 %  $  579,458
  1999      1.00        0.05              --           (0.05)              --             1.00         4.84 %     144,239
  1998      1.00        0.05              --           (0.05)              --             1.00         5.13 %     117,574
  1997      1.00        0.05              --           (0.05)              --             1.00         4.89 %     341,576
  1996 4    1.00        0.05              --           (0.05)              --             1.00         5.24 %*     99,001


                                                                     Ratio
                                 Ratio                               of Net
                                of Net            Ratio            Investment
                              Investment        of Expenses       Income (Loss)
              Ratio             Income          to Average         to Average
           of Expenses          (Loss)           Net Assets         Net Assets       Portfolio
           to Average         to Average       (Excluding          (Excluding         Turnover
           Net Assets         Net Assets         Waivers             Waivers            Rate
---------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2000 2     1.23%             (0.82)%            1.23%              (0.82)%         147.35%
  1999 2     1.27%             (0.64)%            1.27%              (0.64)%          76.41%
  1998       1.41%             (0.79)%            1.41%              (0.79)%          98.27%
  1997 7     1.50%*             0.17 %*           1.50%*              0.17 %*         43.98%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  2000 2     1.34%             (1.15)%            1.34%             (1.15)%          668.31%
  1999 10    1.50%*            (0.80)%*           1.59%*            (0.89)%*         109.43%

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  2000       1.11%               0.71%            1.11%               0.71%         1018.03%
  1999       1.01%               0.59%            1.01%               0.59%          568.20%
  1998       1.17%               0.98%            1.17%               0.98%          403.59%
  1997 8     1.50%*              1.61%*           1.74%*              1.37%*           0.00%
------------------------
PBHG MID-CAP VALUE FUND
------------------------
  PBHG CLASS
  2000 2     1.44%             (0.15)%            1.44%             (0.15)%          742.57%
  1999       1.33%               0.01%            1.33%               0.01%          732.73%
  1998 9     1.47%*            (0.17)%*           1.47%*            (0.17)%*         399.96%

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  2000 2     1.50%             (0.56)%            1.58%             (0.64)%          352.85%
  1999 2     1.48%             (0.71)%            1.48%             (0.71)%          273.87%
  1998 9     1.49%*            (0.52)%*           1.49%*            (0.52)%*         263.04%

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  2000 2     1.50%             (0.10)%            1.55%             (0.15)%          853.36%
  1999 10    1.50%*              0.09%*           2.67%*             1.08)%*         173.09%

-----------------------
PBHG INTERNATIONAL FUND
-----------------------
  PBHG CLASS
  2000 2     2.00%             (0.62)%            2.00%             (0.62)%           90.17%
  1999 11    1.97%             (0.35)%            1.97%             (0.35)%           59.74%
  1998       2.00%             (0.13)%            2.00%             (0.13)%           85.94%
  1997       2.22%             (0.32)%            2.22%             (0.32)%           74.82%
  1996       2.25%             (0.22)%            3.03%             (1.00)%          140.26%

-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  2000       0.69%               4.78%            0.69%               4.78%              n/a
  1999       0.70%               4.72%            0.70%               4.72%              n/a
  1998       0.68%               5.00%            0.68%               5.00%              n/a
  1997       0.68%               4.79%            0.68%               4.79%              n/a
  1996 4     0.70%*              5.05%*           0.88%*              4.87%*             n/a

The accompanying notes are an integral part of the financial statements.

92 [LOGO OMITTED]

THE PBHG FUNDS, INC.



           Net                                                                          Net                         Net
          Asset        Net        Realized and       Distributions   Distributions     Asset                      Assets
          Value     Investment     Unrealized          from Net          from          Value                       End
        Beginning     Income    Gains or (Losses)    Investment        Capital          End          Total      of Period
        of Period     (Loss)      on Securities        Income           Gains         of Period     Return        (000)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  2000 2  $27.59     $(0.54)         $62.84               --            $(4.87)         $85.02      233.99 %  $3,843,946
  1999 2   19.27      (0.19)           8.80               --             (0.29)          27.59       45.33 %     536,405
  1998     14.63      (0.23)           5.72               --             (0.85)          19.27       38.29 %     495,697
  1997     12.48      (0.05)           2.55               --             (0.35)          14.63       19.59 %     493,156
  1996 5   10.00      (0.02)           2.50               --                --           12.48       24.82 %+     61,772

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
  PBHG CLASS
  2000 2 $ 10.54     $(0.13)         $10.18               --            $(1.25)         $19.34       99.74 %  $   75,225
  1999 2   12.89      (0.11)          (1.78)              --            $(0.46)          10.54      (14.52)%      48,029
  1998      8.86      (0.11)           5.01               --             (0.87)          12.89       56.54 %     111,983
  1997 8   10.00         --           (1.14)              --                --            8.86      (11.40)%+     61,382

                                                                    Ratio
                               Ratio                               of Net
                              of Net            Ratio            Investment
                            Investment        of Expenses       Income (Loss)
            Ratio             Income          to Average         to Average
         of Expenses          (Loss)           Net Assets         Net Assets       Portfolio
         to Average         to Average       (Excluding          (Excluding         Turnover
         Net Assets         Net Assets         Waivers             Waivers            Rate
----------------------------------------------------------------------------------------------
-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  2000 2     1.19%             (0.96)%            1.19%              (0.96)%           362.38%
  1999 2     1.34%             (0.96)%            1.34%              (0.96)%           276.07%
  1998       1.30%             (0.91)%            1.30%              (0.91)%           259.89%
  1997       1.33%             (0.59)%            1.33%              (0.59)%           289.91%
  1996 5     1.50%*            (0.50)%*           2.00%*             (1.00)%*          125.99%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
  PBHG CLASS
  2000 2     1.50%             (0.93)%            1.55%              (0.98)%           240.55%
  1999 2     1.50%             (0.97)%            1.54%              (1.01)%           140.89%
  1998       1.45%             (0.92)%            1.45%              (0.92)%           215.46%
  1997 8     1.50%*             0.18 %*           1.50%*               0.18%*           88.88%

  * Annualized
  + Total returns and portfolio turnover have not been annualized.
  1 The PBHG Growth Fund Advisor Class commenced operations on August 16, 1996. 2 Per share calculations were performed using average shares for the period. 3 The PBHG Core Growth Fund commenced operations on December 29, 1995.
  4 The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG
    Cash Reserves Fund commenced operations on April 5, 1995.
  5 The PBHG Technology & Communications Fund commenced operations on September
    29, 1995.
  6 The PBHG Limited Fund commenced operations on June 28, 1996.
  7 The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.
  8 The PBHG Large Cap Value Fund and the PBHG Strategic Small Company Fund
    commenced operations on December 31, 1996.
  9 The PBHG Mid-Cap Value and the PBHG Small Cap Value Funds commenced operations April 30, 1997.
 10 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 11 Distributions from net investment income include $0.1659 of distribution in excess of net investment income.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]

THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
As of March 31, 2000



1.  ORGANIZATION

The PBHG Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen series: the PBHG Growth Fund (the "Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG International Fund (the "International Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), and the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), (collectively referred to as the "Equity Portfolios"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, the Focused Value and the Technology & Communications Funds which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of it's investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth Fund. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Equity Portfolios that are listed on a securities exchange and for which market quotations are available are valued at the last quoted sales price on each business day (normally 4:00 pm Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Equity Portfolios are declared annually, if available. Dividends from net investment income for the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2000, attributable to certain net operating losses which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, have been reclassified to the following accounts:

                                       ACCUMULATED NET   UNDISTRIBUTED NET
                       PAID-IN-CAPITAL  REALIZED GAIN    INVESTMENT INCOME
                            (000)           (000)              (000)
                       --------------- ---------------   ------------------
Growth Fund               $632,959         $(667,969)       $35,010
Emerging Growth Fund       150,279          (156,726)         6,447
Large Cap Growth Fund       19,966           (21,178)         1,212
Select Equity Fund         174,473          (177,933)         3,460
Core Growth Fund            18,845           (19,975)         1,130
Limited Fund                11,306           (12,175)           869
Large Cap 20 Fund          103,605          (108,696)         5,091
New Opportunities Fund      72,343           (73,973)         1,630
Large Cap Value Fund         5,143            (4,993)         (150)
Mid-Cap Value Fund          10,619           (10,683)            64
Small Cap Value Fund         3,324            (3,669)           345
Focused Value Fund             734              (739)             5
International Fund           1,895            (1,960)            65
Cash Reserves Fund              --                 --            --
Technology &
   Communications Fund     704,923          (718,565)        13,642
Strategic Small Company Fund 8,204            (8,684)           480


These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of each Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Directors require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

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94

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THE PBHG FUNDS, INC.



FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. At March 31, 2000 the International Fund had forward foreign currency contracts outstanding as follows:

    CONTRACTS                                      UNREALIZED
  TO (DELIVER)/        IN          SETTLEMENT     APPRECIATION
     RECEIVE      EXCHANGE FOR        DATE       (DEPRECIATION)
  ------------    ------------     ----------     ------------
  DKK (4,621)         (581)         04/03/00         ($12)
  GBP (1,978)       19,108          04/04/00          $30

DKK = DANISH KRONER, GBP = BRITISH POUND


OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value, Focused Value and Technology & Communications Funds, 0.75% of the average daily net assets of the Large Cap Growth Fund, 0.65% of the Large Cap Value Fund, 1.00% of the average daily net assets of the Limited, New Opportunities, Small Cap Value, International and Strategic Small Company Funds, and 0.30% of the average daily net assets of the Cash Reserves Fund.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses (expressed as a percentage of the Portfolios' average daily net assets) to 1.50% and to not more than 2.25% of the average daily net assets of the International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds and 2.25% for the International Fund. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds and 2.25% for the International Fund, and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. At March 31, 2000, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:


   Small Cap Value Fund                     $57,833
   Strategic Small Company Fund             $52,037
   Focused Value Fund                       $ 5,317
   New Opportunities Fund                   $ 1,340


Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, 0.50%, 0.65%, 0.40% and 0.30%, respectively, of the average daily net assets of the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. Pilgrim Baxter Value Investors receives no fees directly from the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund or the Strategic Small Company Fund.

Murray Johnstone International, Ltd. ("Murray Johnstone") serves as the sub-adviser to the International Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of 0.50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

95

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
THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS -- CONCLUDED
--------------------------------------------------------------------------------
As of March 31, 2000



PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.04% of the average daily assets of each portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Adviser has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Portfolio. Listed below are the amounts SEI Investments earned for its services from each Portfolio for the year ended March 31, 2000, and are reflected as a reduction of interest income.

Growth Fund                                       $113,877
Emerging Growth Fund                                38,328
Large Cap Growth Fund                                3,174
Select Equity Fund                                  23,035
Core Growth Fund                                     2,359
Limited Fund                                         5,926
Large Cap 20 Fund                                   20,174
New Opportunities Fund                               2,596
Large Cap Value Fund                                   891
Mid-Cap Value Fund                                   1,007
Small Cap Value Fund                                 1,639
Focused Fund                                           233
Technology & Communications Fund                    29,680
Strategic Small Company Fund                         1,023

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Fund of up to 0.25% of the average daily net assets of the Advisor Class shares for certain distribution and shareholder services. Currently only the Growth Fund has Advisor Class shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National Bank, serves as the custodian for each of the Portfolios except the International Fund. The Northern Trust Company serves as the custodian for the International Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of those services. UAMSSC receives no fees directly from the Portfolios.

SHAREHOLDER SERVICE FEES (INCLUDING OUT OF POCKET EXPENSES) PAID TO PBHG FUND SERVICES FOR THE FISCAL YEAR ENDED MARCH 31, 2000 WERE:

                                 AMOUNT
                                  (000)
                             --------------
Growth Fund                     $1,397
Emerging Growth Fund               456
Large Cap Growth Fund              116
Select Equity Fund                 224
Core Growth Fund                   113
Limited Fund                        64
Large Cap 20 Fund                  321
New Opportunities Fund              36
Large Cap Value Fund                52
Mid-Cap Value Fund                  36
Small Cap Value Fund                34
Focused Value Fund                   7
International Fund                  24
Cash Reserves Fund                 104
Technology & Communications Fund   520
Strategic Small Company Fund        43

Officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Equity Portfolios for the fiscal year ended March 31, 2000 were as follows:

                                PURCHASES          SALES
                                  (000)            (000)
                             --------------   --------------
Growth Fund                  $3,915,198         $4,745,240
Emerging Growth Fund          1,097,303          1,191,454
Large Cap Growth Fund           271,747            281,337
Select Equity Fund            2,048,024            984,522
Core Growth Fund                331,653            327,225
Limited Fund                    111,210            162,297
Large Cap 20 Fund               863,347            957,953
New Opportunities Fund        1,071,669            938,969
Large Cap Value Fund            361,723            376,582
Mid-Cap Value Fund              313,777            322,832
Small Cap Value Fund            237,647            254,801
Focused Value Fund               64,436             51,820
International Fund                2,461              6,245
Technology & Communications
   Fund                       6,658,980          4,984,267
Strategic Small Company Fund    124,200            137,039



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96

THE PBHG FUNDS, INC.



The tax aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios at March 31, 2000 are as follows:


                                                         NET
                                                      UNREALIZED
                            UNREALIZED   UNREALIZED  APPRECIATION/
                           APPRECIATION DEPRECIATION (DEPRECIATION)
                               (000)        (000)        (000)
                          ------------- ------------  -------------
Growth Fund               $3,202,026     $135,174     $3,066,852
Emerging Growth Fund         547,662       36,213        511,449
Large Cap Growth Fund        100,481        3,792         96,689
Select Equity Fund           481,292      128,507        352,785
Core Growth Fund              51,896       11,550         40,346
Limited Fund                  77,526        1,815         75,711
Large Cap 20 Fund            451,184       11,616        439,568
New Opportunities Fund       150,107       20,494        129,613
Large Cap Value Fund           2,019          521          1,498
Mid-Cap Value Fund             6,926        1,062          5,864
Small Cap Value Fund          16,904        3,777         13,127
Focused Value Fund             2,709          288          2,421
International Fund             2,524          294          2,230
Technology &
Communications Fund        1,036,171      328,563        707,608
Strategic Small
Company Fund                  25,434        3,396         22,038

The difference between book and tax cost basis at March 31, 2000 was immaterial. The Cash Reserves Fund had a capital loss carryforward of $11,635 expiring in 2008 at March 31, 2000, that can be used to offset future capital gains. During fiscal year end of March 31, 2000 the PBHG Growth Fund, the PBHG Emerging Growth Fund, the PBHG Select Equity Fund and the PBHG Small Cap Value Fund utilized capital loss carryforwards of $279,086,766, $31,196,165, $38,691,458 and
$8,064,419 respectively, to offset capital gains.



5.  CONCENTRATIONS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, in order to achieve a greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular section. In addition, the Technology & Communications Fund is concentrated which means it will invest 25% or more of its net assets in specifications within the technology and communication sectors of the market in order to achieve a potentially greater investment return.



6.  ACQUISITION

On February 12, 1999 the net assets of the PBHG Advisor Core Value Fund and the PBHG Advisor New Opportunities Fund, both series of the PBHG Advisor Funds, Inc. were acquired by the PBHG Focused Value Fund and the PBHG New Opportunities Fund respectively, pursuant to an agreement and plan of reorganization dated February 12, 1999. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization the PBHG Advisor Core Value and PBHG Advisor New Opportunities had net assets of $1,294,123 and $9,766,893, respectively, shares outstanding of 125,435 and 722,618 respectively, and NAV's of $10.32 and $13.52, respectively. The PBHG Focused Value and the PBHG New Opportunities Funds were deemed to be the accounting survivors of the tax-free reorganizations, accordingly each Portfolio's performance history for financial reporting and advertising purposes began on February 12, 1999.



7.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250 million committed line of credit available to (i) the Funds and (ii) PBHG Insurance Series Fund, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. As of March 31, 2000, the Select Equity Fund, the Core Growth Fund, the New Opportunities Fund, the Large Cap Value Fund, and the Technology & Communications Fund had outstanding borrowings of $32,500,000, $12,100,000, $27,400,000, $500,000 and $116,000,000, respectively. Listed below are the Funds which had outstanding balances during the fiscal year ended March 31, 2000.

                                                        DAILY
                                                      WEIGHTED
                            MAXIMUM      AVERAGE      AVERAGE
                            AMOUNT     OUTSTANDING    INTEREST
                           BORROWED      BALANCE        RATE
                          ----------   -----------    --------
Growth Fund              121,600,000    3,272,951       5.75%
Emerging Fund             23,200,000      212,842       5.78%
Large Cap Growth Fund      3,100,000       17,213       5.71%
Select Equity Fund        32,500,000      180,874       5.91%
Core Growth Fund          12,100,000      578,518       5.86%
Large Cap 20 Fund          4,200,000       14,754       5.28%
New Opportunities Fund    47,400,000    1,033,880       6.06%
Large Cap Value Fund       5,400,000       74,317       5.78%
Mid Cap Value Fund         7,600,000      184,153       5.83%
Small Cap Value Fund       3,300,000       87,279       5.56%
Technology &
   Communications Fund   116,000,000    4,472,131       5.79%
Strategic Small Company
   Fund                    1,000,000       16,940       5.42%

97

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THE PBHG FUNDS, INC.

NOTICE TO SHAREHOLDERS (unaudited)
--------------------------------------------------------------------------------


For shareholders that do not have a March 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2000 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for each fund.

                                        Long Term
                                       (20% Rate)    Ordinary                                                  Foreign
                                      Capital Gain    Income     Tax-Exempt          Total      Qualifying       Tax
Fund                                  Distribution Distributions  Interest       Distributions Dividends (1) Credit (2)
------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund ...............        64.77%      35.23%         0.00%         100.0%          0.07%        0.00%
Cash Reserves Fund .................         0.00%     100.00%         0.00%         100.0%          0.00%        0.00%
Growth Fund ........................        88.25%      11.75%         0.00%         100.0%          0.14%        0.00%
Select Equity Fund .................        39.22%      60.78%         0.00%         100.0%          0.02%        0.00%
Large Cap Growth Fund ..............        81.67%      18.33%         0.00%         100.0%          0.77%        0.00%
Technology & Communications Fund ...         6.86%      93.14%         0.00%         100.0%          0.02%        0.00%
Core Growth Fund ...................        35.76%      64.24%         0.00%         100.0%          0.48%        0.00%
Limited Fund .......................        54.75%      45.25%         0.00%         100.0%          0.05%        0.00%
Large Cap 20 Fund ..................        72.18%      27.82%         0.00%         100.0%          0.35%        0.00%
Strategic Small Company Fund .......        47.87%      52.13%         0.00%         100.0%          1.65%        0.00%
Large Cap Value Fund ...............         3.62%      96.38%         0.00%         100.0%          6.25%        0.00%
Mid-Cap Value Fund .................         0.11%      99.89%         0.00%         100.0%          1.61%        0.00%
Small Cap Value Fund ...............         0.00%     100.00%         0.00%         100.0%          7.10%        0.00%
Focused Value Fund .................         0.00%     100.00%         0.00%         100.0%          1.41%        0.00%
New Opportunities Fund .............         0.15%      99.85%         0.00%         100.0%          0.00%        0.00%
International Fund .................        82.40%      17.60%         0.00%         100.0%          0.00%        0.00%

================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".




SHAREHOLDERS MEETINGS
A special meeting of the shareholders of the PBHG Technology & Communications Fund (the "Portfolio"), a series of the PBHG Funds, Inc. (the "Fund") was held on November 2, 1999 to vote on the following matters:

   1. To amend the fundamental investment restrictions of the Portfolio to change the Portfolio's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified investment company to a non-diversified investment company ("Proposal 1"). With respect to Proposal 1, of the number of shares voted, 89.46% voted for the proposal, 7.11% voted against the proposal and 3.43% abstained.

   2. To amend the fundamental investment restrictions of the Portfolio to permit the Portfolio to concentrate its investments in an industry or group of industries in the technology & communications sectors of the market ("Proposal 2"). With respect to Proposal 2, of the number of shares voted, 90.90% voted for the proposal, 6.00% voted against the proposal, and 3.10% abstained.

98
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THE PBHG FUNDS, INC.

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THE PBHG FUNDS, INC.

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

The PBHG Funds, Inc.

[LOGO OMITTED]
P.O. Box 219534
Kansas City, MO 64121-9534

Investment Adviser:
Pilgrim Baxter & Associates, Ltd.

Distributor:
SEI Investments Distribution Co.

To open an account, receive account information, or request literature please call 1-800-433-0051

www.pbhgfunds.com

PBHG-Annual Report-4/2000